UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22603

Name of Fund: BlackRock Municipal 2030 Target Term Trust (BTT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2030 Target Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2026

Date of reporting period: 07/31/2026

Item 1 –	Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2026
2026 Annual Report

BlackRock MuniAssets Fund, Inc. (MUA)
BlackRock Municipal 2030 Target Term Trust (BTT)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniYield Quality Fund, Inc. (MQY)
BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2026

Municipal Market Conditions
The second half of 2025 was framed by a softening labor market, the longest government shutdown in history, and limited economic data for markets and the Federal Reserve to assess. An increasingly dovish Fed cut rates at three consecutive meetings, lowering the Federal Funds rate from 4.50% to 3.75% and creating a constructive backdrop for fixed income. Municipals entered 2026 with strong momentum as resilient demand offset tariff-related volatility and geopolitical uncertainty. Conditions shifted in late March as an oil-driven inflation shock tied to escalating tensions with Iran triggered a sharp repricing of monetary policy expectations, pressuring returns. Municipals rebounded in the second quarter as attractive valuations and seasonal reinvestment demand absorbed record issuance, generating strong performance despite a more hawkish Federal Reserve. The period ended with a rate-driven selloff in July as markets repriced monetary policy expectations, creating more attractive relative value opportunities across the curve. The long end of the curve, triple-B rated credits, and the hospital, housing, and transportation sectors outperformed during the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2026
6	months:	(0.51)%
12	months:	5.27%
During the 12-months ended July 31, 2026, municipal bond funds experienced net inflows totaling $108 billion (based on data from the Investment Company Institute), with demand concentrated primarily in investment-grade and long-term funds split between open-end funds and ETFs. At the same time, the market absorbed $571 billion in issuance, a 4% increase year-over-year (period ending July 2025). Issuance was driven by an increased need for infrastructure spending, declining COVID stimulus cash available to municipalities, and increasing construction costs and project expenses.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Refinitiv Municipal Market Data.
From July 31, 2025 to July 31, 2026, yields on AAA-rated 30-year municipal bonds decreased by 16 basis points (bps) from 4.67% to 4.51%, ten-year yields increased by 5 bps from 3.32% to 3.37%, five-year yields increased by 38 bps from 2.53% to 2.91%, and two-year yields increased by 24 bps from 2.39% to 2.63% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities narrowing 40 bps to a slope of 188 bps, while the Treasury curve steepened 4 bps.
Municipal curves remain steeper than taxable curves, offering investors who are looking for duration an attractive entry point.
Financial Conditions of Municipal Issuers
Municipal credit fundamentals remain broadly sound, though fiscal conditions are gradually normalizing following several years of exceptional post-pandemic strength. State revenues remain healthy overall, with total state tax collections rising 7.7% year-over-year in 4Q25, but broader trends are becoming less favorable, as 40 states entered FY2026 below their inflation-adjusted long-term revenue growth trend and median rainy day fund capacity declined to 47.8 days of operating expenditures, the first annual decline since the Great Recession. At the local level, fiscal pressures are becoming more pronounced, particularly among K–12 school districts, where the expiration of federal pandemic aid, rising operating costs, and slower growth in state funding have contributed to widening credit dispersion and an increase in downgrades and negative outlooks. Policy developments also warrant attention, as several states are considering property tax reforms that could pressure local government finances. While municipal balance sheets remain strong, credit performance is becoming increasingly issuer-specific, reinforcing the importance of disciplined fiscal management, strong governance, and rigorous fundamental credit analysis.
The opinions expressed are those of BlackRock as of July 31, 2026 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)  The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Variable Rate Demand Preferred Shares (“VRDP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026

BlackRock MuniAssets Fund, Inc. (MUA)
Investment Objective
BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings) or are unrated. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Fund’s Board of Directors and the Board of Trustees of BlackRock Long-Term Municipal Advantage Trust (BTA) each approved the reorganization of BTA into MUA, with MUA continuing as the surviving Fund. Subsequently, the preferred shareholders of MUA and common and preferred shareholders of BTA approved the reorganization, which was effective on February 23, 2026.
Fund Information
Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of July 31, 2026 ($10.10)(a)	6.59%
Tax Equivalent Yield(b)	11.13%
Current Monthly Distribution per Common Share(c)	$0.055500
Current Annualized Distribution per Common Share(c)	$0.666000
Leverage as of July 31, 2026(d)	33%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 10.10	$ 10.36	(2.51)%	$ 11.79	$ 10.10
Net Asset Value	11.09	10.74	3.26	11.47	10.74
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A flagship measure of the US municipal tax-exempt non-investment grade bond market. Included in the index are securities from all 50 US States and four other qualifying regions (Washington DC, Puerto Rico, Guam, and the Virgin Islands). The index includes state and local general obligation bonds and revenue bonds.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniAssets Fund, Inc. (MUA)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.83%	(0.44)%	2.49%
Fund at Market Price(a)(b)	3.70	(3.48)	0.97
High Yield Customized Reference Benchmark(c)	6.65	1.02	N/A
Bloomberg Municipal High Yield Bond Index	6.99	1.24	3.74

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-Investment
Grade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). The High Yield Customized Reference Benchmark commenced on
September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
At the sector level, the other industries, tax-backed state, education, utilities, corporate-backed, and healthcare sectors made the largest contributions to absolute performance. (Other industries incorporate smaller sectors such as hotels, tribal gaming, and development districts.) The Fund also benefited from its holdings in unrated debt and bonds rated below investment grade. Longer-maturity bonds, particularly those maturing in 20 years or more, were also among the strongest contributors to performance. Holdings with coupons between 4.75% and 7.5% further helped results.
While the Fund generated positive returns overall, weakness in a limited number of specific individual holdings detracted.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniAssets Fund, Inc. (MUA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
State	24.7%
Health	12.4
Corporate	12.3
Transportation	11.7
Education	10.9
County/City/Special District/School District	10.0
Housing	7.5
Tobacco	5.1
Utilities	5.0
Other*	0.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2026	15.9%
2027	5.3
2028	8.3
2029	6.7
2030	8.9

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	1.6%
AA/Aa	11.5
A	13.3
BBB/Baa	9.7
BB/Ba	8.8
B	4.4
CCC/Caa	0.5
N/R	50.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.
Fund Summary

Fund Summary as of July 31, 2026

BlackRock Municipal 2030 Target Term Trust (BTT)
Investment Objective
BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Fund”) investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets (i.e., the Fund’s net assets plus the amount of borrowings for investment purposes) in municipal securities, the interest of which is exempt from regular federal income taxes but which may be subject to the federal alternative minimum tax in certain circumstances). Under normal market conditions, the Fund expects to invest at least 80% of its managed assets in municipal securities that at the time of investment are investment grade quality. The Fund actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. The Fund may invest directly in securities or synthetically through the use of derivatives.
There is no assurance that the Fund will achieve its investment objectives, including its investment objective of returning $25.00 per share.
Fund Information
Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of July 31, 2026 ($22.40)(a)	2.49%
Tax Equivalent Yield(b)	4.21%
Current Monthly Distribution per Common Share(c)	$0.046400
Current Annualized Distribution per Common Share(c)	$0.556800
Leverage as of July 31, 2026(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 22.40	$ 22.16	1.08%	$ 23.07	$ 22.16
Net Asset Value	24.43	24.23	0.83	24.98	24.23
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock Municipal 2030 Target Term Trust (BTT)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	3.32%	0.60%	2.83%
Fund at Market Price(a)(b)	3.58	(0.35)	2.41
Customized Reference Benchmark(c)	2.34	0.82	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment
Grade)2030 Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
At the sector level, positions in corporate-backed, healthcare, and transportation bonds made the largest contributions to absolute performance. The Fund also benefited from its significant weightings in A and AA rated securities. Bonds with maturities of less than 10 years, particularly those maturing in the four- to five-year range, contributed positively. Holdings in securities with coupons between 4% and 5% also made a strong contribution to performance.
While the Fund generated positive returns overall, weakness in a limited number of specific individual holdings detracted.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock Municipal 2030 Target Term Trust (BTT)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Corporate	25.0%
Transportation	19.1
Health	17.3
State	10.6
County/City/Special District/School District	9.8
Housing	7.6
Utilities	5.0
Education	3.7
Tobacco	1.9
Construction & Engineering	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)	Percent of Total Investments(b)
2026	17.7%
2027	11.2
2028	13.2
2029	12.7
2030	32.2

CREDIT QUALITY ALLOCATION
Credit Rating(e)	Percent of Total Investments(b)
AAA/Aaa	2.4%
AA/Aa	43.2
A	32.9
BBB/Baa	10.1
BB/Ba	3.5
B	0.6
N/R	7.3

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026

BlackRock MuniHoldings Fund, Inc. (MHD)
Investment Objective
BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide stockholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Fund’s Board of Directors and the Board of Trustees of each of BlackRock Municipal Income Trust (BFK), BlackRock Municipal Income Quality Trust (BYM) and BlackRock Municipal Income Trust II (BLE) (individually the “Target Fund”) each approved the respective reorganization of BFK, BYM and BLE into MHD, with MHD continuing as the surviving Fund.
On June 6, 2025, the Fund’s Board of Directors and the Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (the "Target Fund") each approved the reorganization of MUE into MHD, with MHD continuing as the surviving Fund.
Subsequently, the respective common and preferred shareholders of each Target Fund and the preferred shareholders of MHD approved each respective reorganization, which were effective on February 9, 2026.
Fund Information
Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of July 31, 2026 ($11.47)(a)	6.22%
Tax Equivalent Yield(b)	10.51%
Current Monthly Distribution per Common Share(c)	$0.059500
Current Annualized Distribution per Common Share(c)	$0.714000
Leverage as of July 31, 2026(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 11.47	$ 11.12	3.15%	$ 12.01	$ 11.01
Net Asset Value	12.49	12.10	3.22	13.06	12.07
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniHoldings Fund, Inc. (MHD)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.71%	(1.68)%	1.39%
Fund at Market Price(a)(b)	9.63	(2.96)	0.39
National Customized Reference Benchmark(c)	5.44	0.59	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The Fund’s total return reflects contributions from income and positive price action, both of which were augmented by the use of leverage. At the sector level, the largest contributions came from transportation (specifically airports), state and local general obligations, healthcare, utilities, and housing. Holdings in bonds with 4% and 5%-plus coupons also helped results.
At a time of robust returns for the Fund and the broader market, all segments of the portfolio contributed positively. A few individual securities finished with losses, however, most notably in the transportation sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniHoldings Fund, Inc. (MHD)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	23.7%
County/City/Special District/School District	17.4
State	12.0
Corporate	11.0
Utilities	10.7
Health	10.2
Housing	9.2
Education	3.4
Tobacco	2.4
Construction & Engineering	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)	Percent of Total Investments(b)
2026	4.6%
2027	3.0
2028	8.0
2029	4.1
2030	6.0

CREDIT QUALITY ALLOCATION
Credit Rating(e)	Percent of Total Investments(b)
AAA/Aaa	11.5%
AA/Aa	48.3
A	24.8
BBB/Baa	5.8
BB/Ba	1.8
B	0.5
N/R	7.3

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2026

BlackRock MuniYield Quality Fund, Inc. (MQY)
Investment Objective
BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Fund’s Board of Directors and the Board of Directors/Trustees of each of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock MuniYield Quality Fund II, Inc. (MQT) and BlackRock MuniYield Fund, Inc. (MYD) (each, a “Target Fund”) each approved the respective reorganization of BKN, MQT and MYD into MQY, with MQY continuing as the surviving Fund. Subsequently, the respective common and preferred shareholders of each Target Fund and preferred shareholders of  MQY approved each respective reorganization, which were effective on February 23, 2026.
Fund Information
Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of July 31, 2026 ($11.20)(a)	6.21%
Tax Equivalent Yield(b)	10.49%
Current Monthly Distribution per Common Share(c)	$0.058000
Current Annualized Distribution per Common Share(c)	$0.696000
Leverage as of July 31, 2026(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 11.20	$ 10.96	2.19%	$ 11.87	$ 10.85
Net Asset Value	12.06	11.76	2.55	12.66	11.74
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	8.97%	(1.20)%	1.94%
Fund at Market Price(a)(b)	8.58	(2.40)	1.12
National Customized Reference Benchmark(c)	5.44	0.59	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The Fund’s total return reflects contributions from income and positive price action, both of which were augmented by the use of leverage. At the sector level, the largest contributions came from transportation (specifically airports), state and local general obligations, healthcare, and utilities. Holdings in bonds with 4% and 5%-plus coupons also helped results.
At a time of robust returns for the Fund and the broader market, all segments of the portfolio contributed positively. A few individual securities finished with losses, however, most notably in the transportation sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	25.3%
County/City/Special District/School District	15.6
State	12.2
Corporate	11.5
Utilities	11.1
Housing	9.4
Health	9.3
Education	3.6
Tobacco	2.0
Construction & Engineering	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)	Percent of Total Investments(b)
2026	4.5%
2027	2.9
2028	5.7
2029	5.3
2030	5.5

CREDIT QUALITY ALLOCATION
Credit Rating(e)	Percent of Total Investments(b)
AAA/Aaa	10.1%
AA/Aa	43.7
A	29.0
BBB/Baa	7.1
BB/Ba	2.2
B	0.6
N/R	7.3

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Investment Objective
BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Fund’s Board of Directors and the Board of Directors of each of BlackRock MuniVest Fund, Inc. (MVF) and BlackRock MuniVest Fund II, Inc. (MVT)  (each, a “Target Fund”) each approved the respective reorganization of MVF and MVT into MYI, with MYI continuing as the surviving Fund. Subsequently, the respective common and preferred shareholders of each Target Fund and the preferred shareholders of MYI approved each respective reorganization, which were effective on February 23, 2026. On June 6, 2025, the Fund’s Board of Directors and the Board of Directors of BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) each approved the reorganization of MIY into MYI, with MYI continuing as the surviving Fund. The requisite shareholder approvals were not received for MIY, and the reorganization of MIY into MYI did not occur.
Fund Information
Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2026 ($10.66)(a)	6.25%
Tax Equivalent Yield(b)	10.56%
Current Monthly Distribution per Common Share(c)	$0.055500
Current Annualized Distribution per Common Share(c)	$0.666000
Leverage as of July 31, 2026(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 10.66	$ 10.38	2.70%	$ 11.30	$ 10.37
Net Asset Value	11.57	11.25	2.84	12.11	11.24
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.28%	(0.66)%	2.21%
Fund at Market Price(a)(b)	9.12	(1.61)	1.29
National Customized Reference Benchmark(c)	5.44	0.59	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The Fund’s total return reflects contributions from income and positive price action, both of which were augmented by the use of leverage. At the sector level, the largest contributions came from transportation (specifically airports), state and local general obligation issues, utilities, and school districts. Holdings in bonds with 4% and 5%-plus coupons also helped results.
At a time of robust returns for the Fund and the broader market, all segments of the portfolio contributed positively. A few individual securities finished with losses, however, most notably in the transportation sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Quality Fund III, Inc. (MYI)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	26.7%
County/City/Special District/School District	15.6
State	14.4
Utilities	10.2
Corporate	9.9
Health	9.4
Housing	9.1
Education	2.8
Tobacco	1.9
Construction & Engineering	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)	Percent of Total Investments(b)
2026	5.7%
2027	2.9
2028	4.5
2029	4.4
2030	5.5

CREDIT QUALITY ALLOCATION
Credit Rating(e)	Percent of Total Investments(b)
AAA/Aaa	8.7%
AA/Aa	48.7
A	26.8
BBB/Baa	5.6
BB/Ba	2.0
B	1.0
N/R	7.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Schedule of Investments
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Construction & Engineering — 0.1%
TimberHp By Go Lab, Inc.(a)(b)	169,805	$ 322,630
Total Common Stocks — 0.1% (Cost: $ — )		322,630

	Par (000)
Corporate Bonds
Commercial Services & Supplies — 0.3%
Grand Canyon University, 5.13%, 10/01/28	$1,570	1,552,714
Total Corporate Bonds — 0.3% (Cost: $1,570,000)		1,552,714
Municipal Bonds
Alabama — 7.0%
Baldwin County Industrial Development Authority, RB(c)(d)
AMT, 4.30%, 03/01/56	1,645	1,630,881
Series A, AMT, 5.00%, 06/01/55	1,935	1,993,678
Black Belt Energy Gas District, RB(c)
Series A, 5.25%, 01/01/54	3,085	3,228,502
Series A, 5.25%, 05/01/56	2,075	2,091,626
Series F, 5.50%, 11/01/53	615	639,309
Black Belt Energy Gas District, Refunding RB
4.00%, 06/01/51(c)	1,855	1,863,185
Series D, 5.00%, 12/01/55(c)	3,200	3,326,164
Series H-1, 5.00%, 01/01/34	3,000	3,104,732
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	5,965	6,196,486
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(c)	285	302,176
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(c)	3,180	3,487,375
MidCity Improvement District, SAB
4.50%, 11/01/42	255	235,458
4.75%, 11/01/49	270	238,729
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	6,165	5,940,790
Series B, AMT, 4.75%, 12/01/54	2,490	2,326,317
Southeast Energy Authority A Cooperative District, RB(c)
Series A, 5.00%, 01/01/56	1,720	1,726,494
Series A-1, 5.50%, 01/01/53	470	496,773
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(d)	455	460,969
		39,289,644
Arizona — 3.6%
Arizona Industrial Development Authority, RB(d)
7.10%, 01/01/55	1,650	1,652,459
Series A, 5.00%, 12/15/39	250	247,352
Series B, 5.13%, 07/01/47	665	630,827
Arizona Industrial Development Authority, Refunding RB(d)
5.50%, 07/01/52	2,630	2,292,641
Series A, 5.13%, 07/01/37	1,320	1,320,003
Series A, 5.38%, 07/01/50	925	892,422
Security	Par (000)	Value
Arizona (continued)
Arizona Industrial Development Authority, Refunding RB(d) (continued)
Series G, 5.00%, 07/01/47	$135	$ 126,306
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	100	87,794
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(d)	1,255	1,171,210
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(d)	255	241,027
Industrial Development Authority of the County of Pima, Refunding RB(d)
4.00%, 06/15/51	2,510	1,852,433
5.00%, 07/01/56	685	529,329
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(d)	875	823,081
Maricopa County Industrial Development Authority, RB
7.38%, 10/01/29(d)	875	908,170
5.25%, 10/01/40(d)	465	405,131
5.50%, 10/01/51(d)	465	381,469
Series A, 3.00%, 09/01/51	5,155	3,602,783
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	363,593
Sierra Vista Industrial Development Authority, RB(d)
5.00%, 06/15/34	55	54,617
5.00%, 06/15/44	515	468,127
5.75%, 06/15/53	510	477,762
5.00%, 06/15/54	575	480,714
6.30%, 06/15/54	230	228,215
6.38%, 06/15/64	695	685,180
		19,922,645
Arkansas(d) — 1.0%
Arkansas Development Finance Authority, RB
7.38%, 07/01/56	100	103,165
AMT, 4.88%, 07/01/56(c)	400	411,306
AMT, Sustainable Bonds, 7.00%, 07/01/48	1,900	2,081,178
Sustainable Bonds, 7.50%, 07/01/48	2,800	3,093,512
		5,689,161
California — 8.8%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	130,650
California Enterprise Development Authority, RB, 8.00%, 11/15/62(d)	205	178,958
California Housing Finance Agency, RB, M/F Housing(d)
Class I, 5.80%, 04/01/36	1,380	1,348,991
Class II, 6.85%, 04/01/36	300	293,553
Series P-S, Subordinate, 8.00%, 07/01/67(c)	2,560	2,573,416
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(c)(d)	14,650	9,376,000
California Municipal Finance Authority, RB, M/F Housing
6.00%, 02/01/38(c)	2,300	2,245,872
7.10%, 02/01/38(c)	1,100	1,083,651
6.00%, 06/01/38(c)(d)	700	688,132
7.10%, 06/01/38(c)(d)	300	295,762
Series A, 6.10%, 12/01/37	2,100	2,066,423
Series A, 6.05%, 07/01/41(d)	1,420	1,420,000
Series B, 7.05%, 07/01/41(d)	395	392,491
Subordinate, 9.00%, 06/01/56(c)(d)	1,100	1,084,149
Subordinate, 8.00%, 08/01/56(c)(d)	280	274,517
Subordinate, 9.50%, 08/01/56(c)(d)	705	702,858

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
California Municipal Finance Authority, RB, M/F Housing (continued)
Series A-S, Subordinate, 8.00%, 09/01/55(c)(d)	$1,030	$ 1,046,120
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(d)	3,240	3,033,838
California School Finance Authority, RB(d)
Series A, 7.00%, 06/01/54	1,810	1,640,761
Series B, 9.00%, 06/01/34	180	181,046
California Statewide Communities Development Authority, RB, M/F Housing(d)
Class I, 5.80%, 06/01/36	775	750,137
Class II, 6.85%, 06/01/36	400	387,740
Subordinate, 7.50%, 01/01/37	455	439,481
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,653,454
CSCDA Community Improvement Authority, RB, M/F Housing(d)
Series A, 3.00%, 09/01/56	2,295	1,540,435
Sustainability Bonds, 4.00%, 07/01/58	380	200,192
Series B, Sustainability Bonds, 4.00%, 07/01/58	635	301,110
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(e)	39,265	3,670,280
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, Sustainability Bonds, 6.75%, 07/01/61(d)(f)	2,535	1,301,351
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	595	586,728
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(e)	6,890	3,454,582
Rancho Mirage Community Facilities District, ST, Series A, 5.00%, 09/01/49	270	268,468
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	935	853,220
Sacramento Housing Authority, RB, M/F Housing(d)
Class IA, 5.80%, 07/01/38	500	476,796
Class IA, 6.80%, 07/01/38	800	764,747
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/38(e)	3,725	2,309,310
		49,015,219
Colorado — 6.5%
9th Avenue Metropolitan District No. 2, GOL, 5.00%, 12/01/48	910	898,152
Aurora Crossroads Metropolitan District No. 2, Refunding GOL, CAB, Series A-1, 6.25%, 12/01/55(f)	2,200	2,066,181
Banning Lewis Ranch Metropolitan District No. 8, GOL, 4.88%, 12/01/51(d)	665	547,087
Baseline Metropolitan District No. 1, GO, Series B, Subordinate, 6.75%, 12/15/54	690	685,690
Canyons Metropolitan District No. 5, Refunding GOL, Series B, Subordinate, 6.50%, 12/15/54	625	613,172
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(d)	850	828,747
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	1,345	1,175,841
Series D, AMT, 5.75%, 11/15/45	790	849,184
Colorado Educational & Cultural Facilities Authority, RB, Series B, Subordinate Lien, 8.50%, 02/01/59(d)	3,980	4,390,966
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	145	153,832
Security	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, RB (continued)
5.50%, 11/01/47	$355	$ 372,149
5.25%, 11/01/52	775	793,432
Series A, 5.00%, 05/15/35	495	456,209
Series A, 5.00%, 05/15/44	385	310,691
Series A, 5.00%, 05/15/49	1,040	789,417
Constitution Heights Metropolitan District, Refunding GOL, 5.00%, 12/01/49	500	473,373
Creekwalk Marketplace Business Improvement District, Refunding RB
Series A, 6.00%, 12/01/54	3,415	3,407,447
Series B, 8.00%, 12/15/54	855	838,862
Denver Convention Center Hotel Authority, Refunding RB, Series A, 5.00%, 12/01/40	1,550	1,549,870
Elbert County Independence Water & Sanitation District, Refunding RB, 5.13%, 12/01/33	1,000	1,024,684
Fitzsimons Village Metropolitan District No. 3, Refunding GOL, Series A-1, 4.00%, 12/01/31	500	484,610
Fletcher Regional Improvement Authority, RB, Series A, 5.88%, 12/01/56(d)	500	484,755
Gold Hill North Business Improvement District, GOL, Series A, 5.60%, 12/01/54(d)	1,000	985,162
Independence Metropolitan District No. 3, GOL, Series B, Subordinate, 7.13%, 12/15/54	1,000	976,821
Inspiration Metropolitan District, GOL, Series B, Subordinate, 5.00%, 12/15/36	617	579,435
Lanterns Metropolitan District No. 2, GOL, Series A, 4.50%, 12/01/50	520	401,086
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	1,290	1,015,251
Palisade Metropolitan District No. 2, Refunding RB, CAB, Series B, Convertible, 5.88%, 12/15/54(d)(f)	1,170	1,150,086
Pinery Meadows Metropolitan District No. 1, GOL, Series A, 08/01/56(g)	225	224,999
Prairie Point Community Authority Board Special Improvement District No. 1, SAB, 5.75%, 12/01/45	360	364,260
Redtail Ridge Metropolitan District, GOL, CAB, 0.00%, 12/01/32(e)	6,581	4,270,727
Smith Metropolitan District No. 3, GOL, Series A, 6.00%, 12/01/55	500	499,432
Sojourn at Idlewild Metropolitan District, GOL, Series A, 6.13%, 12/01/55(d)	500	511,052
St Vrain Lakes Metropolitan District No. 4, GOL, CAB, Series A, 6.75%, 09/20/54(d)(f)	1,035	775,056
Waters’ Edge Metropolitan District No. 2, GOL, 5.00%, 12/01/51	1,290	1,194,311
		36,142,029
Connecticut — 1.6%
Aquarion Water Authority, RB, CAB(e)
Series C, 0.00%, 08/01/47	600	211,763
Series C, 0.00%, 08/01/48	700	231,203
Series C, 0.00%, 08/01/49	600	185,563
Series C, 0.00%, 08/01/50	500	146,238
Series C, 0.00%, 08/01/51	400	110,498
Series C, 0.00%, 08/01/52	400	104,446
Series C, 0.00%, 08/01/53	200	49,183
Series C, 0.00%, 08/01/54	200	46,424
Series C, 0.00%, 08/01/55	200	43,723
Series E, Subordinate, 0.00%, 08/01/47	700	238,840
Series E, Subordinate, 0.00%, 08/01/49	600	179,674
Series E, Subordinate, 0.00%, 08/01/51	300	79,823
Series E, Subordinate, 0.00%, 08/01/53	200	46,951
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/55(d)	$485	$ 405,701
Series A, Sustainability Bonds, 5.38%, 07/01/54	1,105	1,033,155
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(d)	3,750	3,778,378
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(d)	917	923,962
Stamford Housing Authority, Refunding RB
Series A, 6.50%, 10/01/55	600	619,710
Series A, 6.25%, 10/01/60	420	424,381
		8,859,616
Delaware(d) — 0.4%
Affordable Housing Opportunities Trust, RB, Series AH- 01, Class B, 6.88%, 05/01/39	1,644	1,626,353
Town of Bridgeville Delaware, ST, 5.25%, 07/01/44	200	200,335
Town of Milton Delaware, ST
5.70%, 09/01/44	150	152,112
5.95%, 09/01/53	400	400,965
		2,379,765
District of Columbia — 0.2%
District of Columbia Tobacco Settlement Financing Corp., RB, Series A, 0.00%, 06/15/46(e)	1,305	284,089
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	749,076
		1,033,165
Florida — 18.2%
Alachua County Housing Finance Authority, RB, M/F Housing, Series A, 6.30%, 07/01/55(c)(d)	750	756,598
Antillia Community Development District, SAB
5.60%, 05/01/44	95	96,782
5.88%, 05/01/54	190	191,207
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	510	512,097
Series 2022, 5.00%, 05/01/53	385	360,798
Bella Collina Community Development District, SAB, 5.30%, 05/01/55	210	205,672
Bella Tara Community Development District, SAB
5.88%, 05/01/45	500	515,753
6.13%, 05/01/56	755	768,262
Bellehaven Community Development District, SAB, 6.05%, 05/01/55	610	618,898
Berry Bay II Community Development District, SAB, Series 2024, 5.45%, 05/01/54	420	396,466
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,080	1,079,936
Brevard County Health Facilities Authority, Refunding RB(d)
4.00%, 11/15/27	495	491,423
4.00%, 11/15/29	535	522,342
4.00%, 11/15/32	450	425,481
4.00%, 11/15/33	625	585,643
4.00%, 11/15/35	675	618,540
Buckhead Trails Community Development District, SAB
5.88%, 05/01/54	310	313,125
Series 2022, 5.75%, 05/01/52	545	548,033
Cabot Citrus Farms Community Development District, SAB, 5.25%, 03/01/29	1,055	1,060,194
Security	Par (000)	Value
Florida (continued)
Capital Projects Finance Authority, RB, 6.13%, 06/15/44(d)	$190	$ 195,825
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	1,500	1,502,618
Series A-2, 4.60%, 05/01/31	300	301,861
Capital Trust Agency, Inc., RB
5.00%, 01/01/55(d)	3,930	3,314,680
Series A, 5.75%, 06/01/54(d)	1,390	1,215,046
Series A, 5.00%, 12/15/54	400	349,945
Series B, 0.00%, 01/01/60(e)	3,000	262,631
Capital Trust Agency, Inc., RB, CAB(d)(e)
0.00%, 07/01/61	22,860	1,931,926
Subordinate, 0.00%, 01/01/61	5,325	433,396
Capital Trust Authority, RB(d)
8.50%, 07/01/57	1,350	1,330,737
Series A, 5.00%, 07/01/44	260	241,980
Series A, 5.25%, 07/01/54	460	407,346
Capital Trust Authority, Refunding RB(d)
Series A, 4.75%, 06/15/40	260	246,639
Series A, 5.13%, 06/15/50	250	228,225
Series A, 5.25%, 06/15/59	805	720,335
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	970	1,033,539
Coastal Ridge Community Development District, SAB
5.75%, 05/01/45	715	734,924
6.00%, 05/01/55	550	556,575
Coral Creek Community Development District, SAB, 5.75%, 05/01/54	285	284,560
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	5,000	4,956,824
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	350	352,901
County of Okaloosa Florida, RB(d)
5.75%, 05/15/55	190	192,211
5.75%, 05/15/60	550	554,306
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/47	745	239,290
Series A-2, 0.00%, 10/01/48	1,400	419,816
Series A-2, 0.00%, 10/01/49	730	205,005
Series A-2, 0.00%, 10/01/52	435	100,604
Series A-2, 0.00%, 10/01/54	2,875	590,554
Crosswinds East Community Development District, SAB, 5.75%, 05/01/54	265	265,786
Curiosity Creek Community Development District, SAB(d)
5.40%, 05/01/44	105	105,060
5.70%, 05/01/55	170	165,257
Cypress Creek Reserve Community Development District, SAB
5.75%, 05/01/45	100	103,279
6.00%, 05/01/56	300	304,548
Darby Community Development District, SAB, Series A-2, 5.88%, 05/01/35	200	204,205
East Ridge Community Development District, SAB, 6.00%, 05/01/57	2,000	1,967,349
Escambia County Health Facilities Authority, Refunding RB, (AGM-CR), 4.00%, 08/15/45	2,325	2,116,379
Florida Development Finance Corp., RB(d)
5.25%, 06/01/55	525	496,695
Series A, 5.75%, 06/15/29	430	430,331
Series A, 6.00%, 06/15/34	835	835,642

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., RB(d) (continued)
Series A, 6.13%, 06/15/44	$3,180	$ 3,180,862
Series A, 5.13%, 06/15/55	3,565	2,957,364
Series B, 4.50%, 12/15/56	4,690	3,024,131
Series C, 5.75%, 12/15/56	1,575	1,162,352
AMT, 4.55%, 06/01/46(c)	800	799,729
Series A, AMT, 4.38%, 10/01/54(c)	1,190	1,193,696
Series A, AMT, 10.00%, 07/15/59(c)(h)	3,710	1,038,800
Florida Development Finance Corp., Refunding RB
AMT, 12.00%, 07/15/32(b)(c)(d)(h)	2,620	733,600
AMT, (AGM), 5.00%, 07/01/44	3,985	3,912,585
AMT, (AGM), 5.25%, 07/01/47	1,000	992,182
Florida Local Government Finance Commission, RB, 6.75%, 11/15/55(d)	2,000	2,103,120
Gas Worx Community Development District, SAB, 5.75%, 05/01/45(d)	550	561,984
Golden Gem Community Development District, SAB, 6.00%, 05/01/55	2,190	2,193,515
Greenbriar Community Development District, SAB
5.65%, 05/01/45	230	235,303
5.88%, 05/01/54	275	276,924
5.70%, 05/01/58	300	291,504
Hammock Oaks Community Development District, SAB
5.85%, 05/01/44	340	346,317
6.15%, 05/01/54	120	120,642
Harbor Reserve Community Development District, SAB, Series 2025, 5.50%, 05/01/45	2,375	2,367,751
Hillcrest Preserve Community Development District, SAB, 5.30%, 05/01/54(d)	340	320,654
Hobe-St Lucie Conservancy District, SAB, 5.88%, 05/01/55	340	343,818
Ibis Landing Community Development District, SAB
5.70%, 06/15/45	155	160,637
5.88%, 06/15/55	200	202,882
Kings Creek I Community Development District, SAB, 6.00%, 05/01/55	525	528,196
Kissimmee Park Community Development District, SAB
5.88%, 05/01/45	455	469,335
6.13%, 05/01/56	375	381,587
Lakes of Sarasota Community Development District, SAB
3.90%, 05/01/41	285	254,532
Series B-1, 4.13%, 05/01/41	200	182,509
Lakewood Ranch Stewardship District, SAB
5.50%, 05/01/39(d)	90	92,072
5.50%, 05/01/40	415	439,452
5.80%, 05/01/45	495	523,609
5.13%, 05/01/46	975	974,968
5.65%, 05/01/48(d)	65	65,691
6.30%, 05/01/54	117	123,126
6.00%, 05/01/56	1,400	1,451,431
Series 1B, 4.75%, 05/01/29	515	523,136
Series 1B, 5.30%, 05/01/39	955	965,491
Series 1B, 5.45%, 05/01/48	1,700	1,677,389
Lee County Industrial Development Authority Refunding RB, 5.75%, 10/01/50(d)	275	277,425
Lee County Industrial Development Authority, RB, Series B-1, 4.75%, 11/15/29	505	505,967
Malabar Springs Community Development District, SAB, 5.50%, 05/01/54	295	286,379
Security	Par (000)	Value
Florida (continued)
Marion Ranch Community Development District, SAB, 5.95%, 05/01/54	$330	$ 330,766
Midtown Miami Community Development District, Refunding SAB, Series B, 5.00%, 05/01/37	495	476,381
Newfield Community Development District, SAB, 5.90%, 05/01/56	965	972,466
Normandy Community Development District, SAB, 5.55%, 05/01/54(d)	500	469,051
North AR-1 Pasco Community Development District, SAB
Series A, 5.75%, 05/01/44	90	91,907
Series A, 6.00%, 05/01/54	125	126,137
North Powerline Road Community Development District, SAB, 5.63%, 05/01/52(d)	910	925,353
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	460	470,290
Ormond Crossings West Community Development District, SAB
5.75%, 11/01/47	400	394,626
6.00%, 11/01/57	500	483,689
Palmetto Ridge Community Development District, SAB, 5.80%, 05/01/56	500	485,850
Parrish Lakes Community Development District, SAB, 5.80%, 05/01/54	515	514,208
Parrish Plantation Community Development District, SAB
5.80%, 05/01/44	100	102,686
6.05%, 05/01/54	115	116,829
Pinery Community Development District, SAB, 5.60%, 05/01/46	1,250	1,242,613
Poitras East Community Development District, SAB, 5.00%, 05/01/43	935	945,394
Reflection Bay Community Development District, SAB, 5.88%, 05/01/55	245	245,892
Seminole Palms Community Development District, SAB, 5.50%, 05/01/55(d)	435	421,414
Shadowlawn Community Development District, SAB, 5.85%, 05/01/54	225	219,242
Solaeris Community Development District, SAB, 6.00%, 05/01/45(d)	865	888,639
South Broward Hospital District, RB, (BAM-TCRS), 3.00%, 05/01/51	720	524,069
Sunrise Community Development District, SAB, 5.63%, 05/01/45(d)	1,750	1,727,784
Tolomato Community Development District, SAB
4.80%, 05/01/44	280	270,882
5.13%, 05/01/54	280	268,174
Trout Creek Community Development District, SAB
5.00%, 05/01/28	100	101,576
5.38%, 05/01/38	430	435,313
5.50%, 05/01/49	1,670	1,673,137
Village Community Development District No. 14, SAB
5.38%, 05/01/42	1,420	1,446,329
5.50%, 05/01/53	1,045	1,054,441
Village Community Development District No. 16, SAB, 4.88%, 05/01/45	1,750	1,739,126
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	1,385	1,374,112
West Villages Improvement District, SAB
4.75%, 05/01/39	675	656,432
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
West Villages Improvement District, SAB (continued)
5.00%, 05/01/50	$1,390	$ 1,340,976
5.63%, 05/01/54	325	318,465
Westside Haines City Community Development District, SAB, 6.00%, 05/01/54	245	247,685
Wildblue Community Development District, SAB, 5.75%, 05/01/56	175	172,420
		101,483,081
Georgia — 2.1%
Atlanta Development Authority, TA(d)
Series A, 5.00%, 04/01/34	880	892,631
Series A, 5.50%, 04/01/39	1,360	1,379,603
Development Authority of Cobb County, RB, Series A, 6.38%, 06/15/58(d)	365	353,395
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)(d)(h)	400	268,000
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	855	743,433
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(c)	3,500	3,619,133
Main Street Natural Gas, Inc., Refunding RB(c)
Series E-1, 5.00%, 12/01/53	1,195	1,258,099
Series E-2, 4.15%, 12/01/53	1,605	1,646,116
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	460	462,641
Newnan Housing Authority, RB, M/F Housing, (FHLMC), 6.00%, 08/01/44(c)	1,275	1,260,431
		11,883,482
Idaho — 0.6%
DBR Series 2026-2 Wilson Creek Trust, RB, M/F Housing, Subordinate, 10.98%, 07/01/66(c)	1,275	1,294,090
Idaho Housing & Finance Association, RB, M/F Housing, (FHLMC), 5.75%, 08/01/45(c)(d)	1,185	1,180,174
Idaho Housing & Finance Association, Refunding RB, 6.00%, 03/01/61(d)	250	250,080
Idaho Housing & Finance Association, Refunding RB, CAB, 0.00%, 03/01/62(d)(e)	960	498,155
		3,222,499
Illinois — 6.0%
Chicago Board of Education, GO
Series A, 6.25%, 12/01/50	3,195	3,322,837
Series C, 5.25%, 12/01/35	830	811,479
Series D, 5.00%, 12/01/46	3,190	2,899,551
Series H, 5.00%, 12/01/36	1,935	1,915,382
Chicago Board of Education, Refunding GO
Series B, 6.00%, 12/01/44	1,710	1,777,214
Series C, 5.00%, 12/01/34	940	940,862
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Senior Lien, 4.00%, 12/01/49	640	561,166
City of Chicago Illinois, GO, Series A, 6.00%, 01/01/50	2,650	2,746,686
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	1,855	1,862,981
County of Cook Illinois, RB, 6.50%, 01/01/45	1,325	1,350,513
Illinois Finance Authority, RB(d)
Class A, Sustainability Bonds, 5.00%, 07/01/51	2,000	1,423,737
Class A, Sustainability Bonds, 5.00%, 07/01/56	2,000	1,369,386
Illinois Finance Authority, Refunding RB
5.25%, 08/01/35(d)	505	507,430
Series A, 4.00%, 07/15/47	1,815	1,624,288
Series C, 4.00%, 02/15/41(i)	45	45,301
Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB (continued)
Series C, 4.00%, 02/15/41	$5	$ 4,659
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	570	606,515
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	2,295	2,146,373
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	1,575	1,549,505
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, 0.00%, 12/15/56(e)	1,315	267,435
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 5.00%, 06/15/52	225	219,229
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, 0.00%, 12/15/54(e)	12,685	2,884,390
State of Illinois, GO
5.50%, 05/01/30	530	554,944
5.50%, 05/01/39	1,055	1,108,253
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	973	974,371
		33,474,487
Indiana — 0.5%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(d)	210	214,678
Indiana Finance Authority, RB
Series A, 6.13%, 10/15/45(d)	250	251,325
Series A, 6.38%, 10/15/55(d)	195	193,961
Series A, AMT, 6.75%, 05/01/39	1,575	1,725,967
Town of Whitestown, Refunding TA, 6.00%, 09/01/50(d)	500	495,427
		2,881,358
Iowa — 0.5%
Iowa Finance Authority, Refunding RB
Series A, 5.13%, 05/15/59	1,225	1,140,696
Series E, 4.00%, 08/15/46	1,815	1,630,335
		2,771,031
Kansas — 0.2%
City of Manhattan Kansas, RB, Series A, 5.50%, 06/01/55	200	201,099
City of Shawnee Kansas, RB(d)
5.00%, 08/01/41	230	205,500
5.00%, 08/01/56	850	675,694
		1,082,293
Kentucky — 0.5%
City of Henderson Kentucky, RB(d)
Series A, AMT, 4.70%, 01/01/52	230	215,845
Series B, AMT, 4.45%, 01/01/42	2,000	1,968,176
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(f)	565	623,652
		2,807,673
Louisiana(d) — 0.7%
Louisiana Public Facilities Authority, RB
6.00%, 06/15/59	770	767,217
Series A, 6.50%, 06/01/62	385	327,943
Class R2, AMT, 6.50%, 10/01/53(c)	835	873,870
Parish of St. James Louisiana, RB, Series 2, 6.35%, 07/01/40	1,580	1,690,165
		3,659,195
Maine — 1.0%
Finance Authority of Maine, RB
Series B, 9.50%, 06/01/32	305	259,123

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maine (continued)
Finance Authority of Maine, RB (continued)
Series A, AMT, 8.50%, 06/01/32	$325	$ 276,139
AMT, Sustainability Bonds, 8.50%, 06/01/35(b)(h)	1,514	783,857
Finance Authority of Maine, Refunding RB, AMT, 4.63%, 12/01/47(c)(d)	675	694,384
Maine Health & Higher Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37(d)	4,200	3,875,274
		5,888,777
Maryland — 1.0%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	445	452,930
Maryland Economic Development Corp., RB
5.00%, 07/01/56	360	345,704
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	380	380,708
Maryland Health & Higher Educational Facilities Authority, RB, 7.00%, 03/01/55(d)	4,490	4,606,662
		5,786,004
Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	860	824,949
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 10/01/57(d)	500	474,703
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	310	291,098
Series A, AMT, 4.50%, 12/01/47	1,030	931,865
		2,522,615
Michigan — 0.8%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	396,290
Michigan Finance Authority, RB, 4.00%, 02/15/50	2,000	1,722,690
Michigan Strategic Fund, RB
5.00%, 11/15/42	510	505,218
AMT, 5.00%, 12/31/43	1,700	1,709,231
		4,333,429
Minnesota — 0.1%
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	315	333,512
Missouri — 0.5%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 4.38%, 11/15/35	1,015	951,037
Kansas City Industrial Development Authority, ARB
Class B, AMT, (AGM), 5.00%, 03/01/49	425	424,227
Class B, AMT, (AGM), 5.00%, 03/01/55	425	421,477
Kansas City Industrial Development Authority, RB(d)
Series A-1, 5.00%, 06/01/46	505	506,096
Series A-1, 5.00%, 06/01/54	325	314,089
		2,616,926
Montana — 0.1%
Montana Facility Finance Authority, Refunding RB, Series A, 6.13%, 11/15/56	680	683,046
Nebraska — 0.0%
Omaha Airport Authority, ARB, AMT, (AGM), 5.25%, 12/15/54	275	280,893
Security	Par (000)	Value
Nevada — 0.1%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	$355	$ 359,880
5.00%, 07/01/45	460	462,676
		822,556
New Hampshire — 4.4%
New Hampshire Business Finance Authority, RB
5.95%, 12/01/31(d)	419	418,752
5.88%, 12/15/33(d)	1,666	1,655,880
5.38%, 12/15/35(d)	2,318	2,300,490
Series A, 4.13%, 08/15/40	790	706,860
Series A, 4.25%, 08/15/46	885	767,887
Series A, 4.50%, 08/15/55	1,835	1,510,100
Series A, Sustainability Bonds, 5.50%, 06/01/55	6,000	6,184,466
New Hampshire Business Finance Authority, RB, CAB(e)
0.00%, 04/01/32(d)	690	478,097
0.00%, 12/15/33(d)	6,305	3,599,855
0.00%, 12/15/41	2,790	1,049,044
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	1,255	1,262,500
1st Series, Subordinate, 5.13%, 01/28/43(c)	1,410	1,387,492
Series 2025, Subordinate, 5.15%, 09/28/37	2,375	2,312,482
Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,243	1,197,092
		24,830,997
New Jersey — 5.6%
Middlesex County Improvement Authority, RB, M/F Housing(d)
7.13%, 06/01/61	1,300	1,320,052
Class IA, 5.95%, 06/01/61	1,100	1,121,083
New Jersey Economic Development Authority, RB
5.00%, 06/15/43	125	128,080
Class A, 5.25%, 11/01/47	2,650	2,761,784
Series A, 5.00%, 07/01/37	260	258,001
Series A, 5.25%, 11/01/54(d)	1,675	1,431,708
Series B, 6.50%, 04/01/31	1,150	1,151,187
AMT, 5.38%, 01/01/43	2,155	2,156,760
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(d)	500	500,027
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	785,154
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,655	2,447,111
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	1,340	1,126,631
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	505,708
New Jersey Transportation Trust Fund Authority, RB, Series AA, 5.25%, 06/15/41	1,140	1,140,724
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(e)	8,950	6,201,630
Tobacco Settlement Financing Corp., Refunding RB
Sub-Series B, 5.00%, 06/01/46	6,595	6,367,652
Series A, AMT, Intermediate Lien, 5.25%, 06/01/46	1,700	1,703,498
		31,106,790
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York — 11.0%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/51(b)(h)	$846	$ 16,916
Build NYC Resource Corp., RB
5.50%, 06/01/56(d)	200	194,482
7.00%, 12/15/65(d)	580	583,567
Series A, 5.00%, 07/01/32	745	732,257
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(d)	260	260,288
Empire State Development Corp., RB, Series A, 4.00%, 03/15/49	2,020	1,794,982
Empire State Development Corp., Refunding RB, 3.00%, 03/15/48	9,655	7,097,603
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,800	2,977,564
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,725	1,733,116
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	565	567,848
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	840	849,574
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.30%, 11/01/47	2,845	2,695,513
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	2,000	1,861,964
Series A-1, Subordinate, 4.00%, 08/01/48	555	508,553
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(d)	5,501	5,234,727
Series A, 5.00%, 06/01/42	4,660	3,732,517
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	215	185,393
Series A-2B, 5.00%, 06/01/51	5,340	3,858,938
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(d)	1,475	1,476,748
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,755	1,892,551
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	565	498,500
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/50	1,610	1,656,099
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	1,005	1,065,173
AMT, 5.00%, 12/01/40	555	570,752
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,150	1,193,408
AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	6,620	6,577,739
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	4,695	4,725,897
New York Transportation Development Corp., Refunding ARB, Series A, AMT, 5.38%, 08/01/36	2,220	2,300,690
TSASC, Inc., Refunding RB, Series B, 5.00%, 06/01/48	530	491,983
Ulster County Capital Resource Corp., RB, 5.88%, 09/15/59(d)	700	699,979
Westchester County Local Development Corp., RB, Senior Lien, 6.38%, 12/01/55(d)	300	309,085
Westchester County Local Development Corp., Refunding RB(d)
5.00%, 07/01/41	1,070	1,062,378
5.00%, 07/01/56	1,190	1,058,051
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,170	955,182
		61,420,017
Security	Par (000)	Value
North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	$375	$ 396,527
North Carolina Medical Care Commission, RB, 5.25%, 11/01/56	1,600	1,591,424
North Carolina Medical Care Commission, Refunding RB, 5.50%, 04/01/56	300	293,954
		2,281,905
North Dakota — 0.4%
City of Grand Forks North Dakota, RB
Series A, (AGM), 5.00%, 12/01/48	1,765	1,777,656
Series A, (AGM), 5.00%, 12/01/53	525	525,908
		2,303,564
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,180	1,648,411
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(e)	19,695	1,309,140
Cleveland-Cuyahoga County Port Authority, Refunding RB(d)
Series A, 5.38%, 01/01/39	285	285,412
Series A, 5.88%, 01/01/49	575	568,913
County of Hamilton Ohio, Refunding RB
5.00%, 01/01/46	875	865,756
4.00%, 08/15/50	800	684,503
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	240	237,525
5.25%, 05/01/40	240	223,153
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(d)	340	347,454
Ohio Air Quality Development Authority, RB, AMT, 4.50%, 01/15/48(d)	3,995	3,745,947
		9,916,214
Oklahoma — 2.4%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(d)	6,610	6,574,707
Series B, 5.50%, 08/15/52	2,335	2,332,451
Tulsa County Industrial Authority, RB, 5.25%, 07/01/46	200	191,001
Tulsa County Industrial Authority, Refunding RB
5.25%, 11/15/37	750	754,626
5.25%, 11/15/45	925	924,406
Tulsa Municipal Airport Trust Trustees, Refunding, ARB, AMT, 6.25%, 12/01/40	2,355	2,579,292
		13,356,483
Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB(e)
Series A, (GTD), 0.00%, 06/15/38	560	331,122
Series A, (GTD), 0.00%, 06/15/38(i)	65	38,865
Oregon State Facilities Authority, RB(d)
Series A, 5.00%, 06/15/29	25	25,205
Series A, 5.00%, 06/15/39	565	536,311
		931,503
Pennsylvania — 5.0%
Allegheny Community Broadband, Inc., RB(d)
7.75%, 09/01/45	205	202,454

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Allegheny Community Broadband, Inc., RB(d) (continued)
8.00%, 09/01/51	$240	$ 231,254
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	5,240	4,438,724
Allentown Neighborhood Improvement Zone Development Authority, RB(d)
5.00%, 05/01/42	4,495	4,620,541
Series A, 5.25%, 05/01/32	100	102,199
Series A, 5.25%, 05/01/42	100	102,330
Beaver County Industrial Development Authority, Refunding RB, Series B, 3.75%, 10/01/47	1,110	924,747
Doylestown Hospital Authority, Refunding RB(d)
5.00%, 07/01/31	275	287,319
5.38%, 07/01/39	585	628,238
Lancaster Municipal Authority, RB, Series B, 5.00%, 05/01/59	530	501,881
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	95	95,850
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	465	458,934
6.88%, 09/01/47(d)	3,855	4,201,689
AMT, 5.75%, 06/30/48	335	350,826
AMT, 5.25%, 06/30/53	1,360	1,370,910
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(c)	910	910,658
Series C, 5.25%, 12/01/37(c)	1,585	1,586,173
AMT, 5.50%, 11/01/44	3,430	3,429,492
Pennsylvania Higher Education Assistance Agency, RB, Sub-Series 1C, AMT, 5.00%, 06/01/51	345	322,005
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.38%, 10/01/46	960	996,253
Philadelphia Authority for Industrial Development, RB
5.25%, 11/01/52	355	360,074
Series A, 4.00%, 07/01/49	805	726,349
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	800	847,722
		27,696,622
Puerto Rico — 13.6%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	39,095	1,554,214
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/27	— (j)	1
Series A-1, Restructured, 5.63%, 07/01/29	1,190	1,256,442
Series A-1, Restructured, 5.75%, 07/01/31	2,937	3,169,897
Series A-1, Restructured, 4.00%, 07/01/35	4,100	4,063,231
Series A-1, Restructured, 4.00%, 07/01/41	141	131,779
Series A-1, Restructured, 4.00%, 07/01/46	682	616,521
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(e)	1,765	1,281,164
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(b)(c)(h)	50,615	27,690,745
Puerto Rico Electric Power Authority, RB(b)(h)
Series A, 7.00%, 07/01/33	3,295	2,475,369
Series A, 6.75%, 07/01/36	1,335	1,002,919
Series A, 5.00%, 07/01/42	910	662,025
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB(b)(h) (continued)
Series A, 7.00%, 07/01/43	$375	$ 281,719
Series A-1, 10.00%, 07/01/19	75	58,199
Series A-2, 10.00%, 07/01/19	379	293,615
Series A-3, 10.00%, 07/01/19	323	250,333
Series AAA, 5.25%, 07/01/29	95	69,113
Series B-3, 10.00%, 07/01/19	323	250,333
Series C-1, 5.40%, 01/01/18	887	645,622
Series C-2, 5.40%, 07/01/18	888	645,727
Series C-3, 5.40%, 01/01/20	90	65,272
Series C-4, 5.40%, 07/01/20	90	65,272
Series CCC, 5.25%, 07/01/26	260	189,150
Series CCC, 5.25%, 07/01/28	145	105,488
Series D-1, 7.50%, 01/01/20	761	576,286
Series D-4, 7.50%, 07/01/20	404	305,941
Series TT, 5.00%, 07/01/18	295	214,612
Series WW, 5.50%, 07/01/17	200	145,500
Series WW, 5.50%, 07/01/18	1,175	854,812
Series WW, 5.50%, 07/01/19	145	105,488
Series WW, 5.50%, 07/01/20	1,595	1,160,362
Series WW, 5.38%, 07/01/22	1,310	953,025
Series WW, 5.25%, 07/01/33	120	87,300
Series WW, 5.50%, 07/01/38	205	149,137
Series XX, 5.25%, 07/01/35	645	469,237
Series XX, 5.75%, 07/01/36	860	625,650
Puerto Rico Electric Power Authority, Refunding RB(b)(h)
Series AAA, 5.25%, 07/01/22	2,545	1,851,487
Series UU, 0.00%, 07/01/17	60	43,650
Series UU, 0.00%, 07/01/18	55	40,013
Series UU, 0.00%, 07/01/20	495	360,112
Series UU, 3.95%, 07/01/31	580	421,950
Series ZZ, 5.25%, 07/01/19	455	331,012
Series ZZ, 5.00%, 12/29/49	145	105,487
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(b)(h)	1,085	789,337
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Authority, ARB
Series A-1, AMT, 6.75%, 01/01/45	365	410,820
Series A-2, AMT, 6.50%, 01/01/42	275	306,196
Series A-2, AMT, 6.75%, 01/01/45	365	410,820
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, RB, Series A-2, Convertible, Restructured, 4.33%, 07/01/40	72	70,300
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	2,505	2,378,228
Series A-1, Restructured, 5.00%, 07/01/58	5,390	5,178,702
Series A-2, Restructured, 4.54%, 07/01/53	21	19,341
Series A-2, Restructured, 4.78%, 07/01/58	3,118	2,947,311
Series A-2, Restructured, 4.33%, 07/01/40	714	697,146
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,377,585
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/29	200	181,279
Series A-1, Restructured, 0.00%, 07/01/33	1,023	798,467
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB(e) (continued)
Series A-1, Restructured, 0.00%, 07/01/46	$9,424	$ 3,429,215
Series B-1, Restructured, 0.00%, 07/01/46	883	321,307
		75,941,265
Rhode Island — 0.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(b)(h)	4,190	1,634,100
Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/01/52(e)	2,060	275,976
		1,910,076
South Carolina — 2.1%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(c)	3,110	3,291,596
South Carolina Jobs-Economic Development Authority, RB
5.38%, 04/01/56	1,600	1,625,781
7.50%, 08/15/62(d)	830	735,111
Series A, 5.63%, 10/01/50	600	601,556
South Carolina Jobs-Economic Development Authority, RB, M/F Housing, Series A, 6.75%, 12/01/60(d)	2,140	2,090,834
South Carolina Jobs-Economic Development Authority, Refunding RB
6.25%, 07/01/56(d)	2,400	2,341,595
Series A, 5.00%, 05/01/43	1,110	1,123,028
		11,809,501
Tennessee — 2.0%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	3,000	3,016,446
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 4.00%, 10/01/49	290	234,732
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(d)(e)	3,315	1,493,403
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/56	1,000	1,021,730
Series B, AMT, 5.50%, 07/01/56	1,800	1,874,003
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(c)	3,270	3,444,191
		11,084,505
Texas — 11.1%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	610	548,834
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)(d)(h)	1,050	52,500
Arlington Higher Education Finance Corp., RB
7.50%, 04/01/62(b)(d)(h)	230	115,000
7.88%, 11/01/62(b)(d)(h)	760	456,000
Series A, 5.75%, 08/15/62	500	175,000
Central Texas Regional Mobility Authority, Refunding RB(e)
0.00%, 01/01/28	1,000	957,247
0.00%, 01/01/29	2,000	1,850,203
0.00%, 01/01/30	1,170	1,044,002
0.00%, 01/01/33	3,690	2,912,462
0.00%, 01/01/34	4,000	3,015,375
City of Anna Texas, SAB, 5.75%, 09/15/54(d)	445	448,999
City of Buda Texas, SAB(d)
6.00%, 09/01/55	575	563,781
Security	Par (000)	Value
Texas (continued)
City of Buda Texas, SAB(d) (continued)
6.75%, 09/01/55	$1,145	$ 1,124,279
City of Celina Texas, SAB
09/01/55(g)	100	97,966
5.63%, 09/01/55(d)	140	137,839
City of Corpus Christi Texas, SAB
5.38%, 09/15/31	200	205,594
6.13%, 09/15/44	298	301,796
6.50%, 09/15/54	403	402,796
City of Crandall Texas, SAB, 5.50%, 09/15/55(d)	375	370,953
City of Fate Texas, SAB, 5.75%, 08/15/54(d)	110	111,037
City of Friendswood Texas, SAB, 7.00%, 09/15/54	1,151	1,153,468
City of Gunter Texas, SAB(g)
09/15/56	900	883,212
09/15/56	600	589,633
City of Houston Texas Airport System Revenue, ARB
AMT, 4.00%, 07/15/41	3,350	3,064,479
Series B, AMT, 5.50%, 07/15/38	710	756,281
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	340	349,632
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	3,605	3,608,560
Series C, AMT, 5.00%, 07/15/27	1,615	1,635,217
City of Kyle Texas, SAB
5.63%, 09/01/51	100	98,872
5.75%, 09/01/56	1,100	1,075,926
City of Mclendon-Chisholm Texas, SAB, 09/15/56(g)	200	195,321
City of Oak Point Texas, SAB
5.10%, 09/15/44(d)	200	200,466
5.25%, 09/15/54(d)	340	324,000
5.88%, 09/15/56	175	171,811
City of Pilot Point Texas, SAB
6.00%, 09/15/46	300	300,391
6.75%, 09/15/46	150	150,185
6.25%, 09/15/56	400	394,834
7.00%, 09/15/56	150	148,202
City of Princeton Texas, SAB(d)
4.38%, 09/01/31	41	40,951
5.00%, 09/01/44	100	100,510
5.25%, 09/01/54	200	195,320
5.38%, 09/01/54	247	242,850
City of San Marcos Texas, SAB(d)
4.00%, 09/01/32	100	96,761
4.50%, 09/01/51	480	415,105
City of Seagoville Texas, SAB, 6.00%, 09/15/54(d)	295	300,904
City of Sinton Texas, SAB(d)
5.13%, 09/01/42	858	860,200
5.25%, 09/01/51	1,195	1,167,300
City of Terrell Texas, SAB, 7.00%, 09/15/55(d)	1,195	1,214,574
Clifton Higher Education Finance Corp., RB, Series A, 6.00%, 06/15/54(d)	400	376,369
Club Municipal Management District No. 1, SAB, 5.38%, 09/01/55(d)	320	312,203
County of Denton Texas, SAB, 5.88%, 12/31/45(d)	520	535,390
Dallas Independent School District, Refunding GO, (PSF), 4.00%, 02/15/53	500	444,174
DBR Series 2026-3 Terrell Trust, RB, Subordinate, 11.98%, 09/01/66	795	791,244

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	$810	$ 740,847
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	210	184,212
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/37(e)(i)	5,200	3,076,443
New Hope Cultural Education Facilities Finance Corp., Refunding RB
5.38%, 01/01/60	2,500	2,503,653
Series A, 6.75%, 10/01/52	2,250	2,307,949
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(d)	1,650	1,216,724
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	890	802,759
Port Arthur Housing Authority, RB, M/F Housing, Subordinate, 7.50%, 10/01/36(d)	595	572,519
Port of Beaumont Navigation District, Refunding RB(d)
Series A, AMT, 3.63%, 01/01/35	1,430	1,293,382
Series A, AMT, 4.00%, 01/01/50	2,890	2,216,965
San Antonio Education Facilities Corp., RB, Series A, 5.00%, 10/01/41	85	76,651
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	310	314,639
Texas Community Housing & Economic Development Corp., RB, M/F Housing, Series A1, Senior Lien, 6.25%, 01/01/65(d)	2,205	2,024,804
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	2,160	2,263,632
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	3,955	4,049,753
Texas Transportation Commission State Highway 249 System, RB, CAB, 0.00%, 08/01/43(e)	2,205	955,079
Texas Water Development Board, RB, 4.45%, 10/15/36	170	176,401
		61,862,420
Utah — 2.0%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(d)	755	764,782
County of Utah, RB
Series A, 3.00%, 05/15/50	1,000	722,917
Series B, 4.00%, 05/15/47	750	680,898
Downtown Revitalization Public Infrastructure District, RB, Series B, 2nd Lien, (AGM), 5.50%, 06/01/55	175	184,736
Jordanelle Ridge Public Infrastructure District No. 3, GOL, Series A-1, 5.88%, 03/01/57	200	199,889
Jordanelle Ridge Public Infrastructure District No. 3, GOL, CAB, Series A-2, Convertible, 6.25%, 03/01/57(f)	300	211,881
MIDA Mountain Veterans Program Public Infrastructure District, TA, 5.20%, 06/01/54(d)	620	602,216
Mida Mountain Village Public Infrastructure District, TA(d)
Series 1, 5.50%, 06/01/55	1,000	1,003,288
Series 1, Subordinate, 5.13%, 06/15/54	1,495	1,461,218
Resort Core Public Infrastructure District No. 1, GOL, Series A-1, 5.88%, 03/01/57	2,150	2,174,612
Ridges Estates Infrastructure Financing District, SAB, 6.25%, 12/01/53(d)	2,303	2,364,476
Utah City West Public Infrastructure District No. 1, SAB, 5.88%, 12/01/55(d)	250	252,904
Security	Par (000)	Value
Utah (continued)
Utah Infrastructure Agency, RB
5.50%, 10/15/44	$215	$ 223,059
5.50%, 10/15/48	200	203,017
Wood Ranch Public Infrastructure District, SAB, 5.63%, 12/01/53(d)	164	164,212
		11,214,105
Vermont — 0.6%
East Central Vermont Telecommunications District, RB, Series A, 4.50%, 12/01/44(d)	4,000	3,308,769
Virginia — 2.3%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	267	262,652
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(f)	640	592,076
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	2,680	2,375,897
James City County Economic Development Authority, RB, Series A, 6.88%, 12/01/58	780	846,988
Lower Magnolia Green Community Development Authority, SAB(d)
5.00%, 03/01/35	435	435,045
5.00%, 03/01/45	475	470,263
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	185	185,128
Series A, 5.00%, 01/01/49	1,410	1,323,153
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,045	2,439,183
Virginia Beach Development Authority, RB
Series A, 7.00%, 09/01/53	840	916,957
Series B3, 5.38%, 09/01/29	580	580,696
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/56	2,000	1,958,072
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	840	740,240
		13,126,350
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	485	492,549
Series A, 5.50%, 09/01/55	900	939,357
Washington State Housing Finance Commission, RB(d)
6.00%, 07/01/59	100	101,601
Series A, 5.75%, 01/01/53	375	363,546
Series A, 5.88%, 01/01/59	225	218,974
Series B2, 3.95%, 07/01/29	100	100,000
Washington State Housing Finance Commission, Refunding RB
5.75%, 01/01/35(d)	315	315,010
6.00%, 01/01/45(d)	850	849,961
Series A, 5.00%, 07/01/48	435	439,777
Series C-3, 6.25%, 01/01/56	1,700	1,740,305
		5,561,080
West Virginia — 0.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48	1,895	1,685,992
Wisconsin — 10.7%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	1,595	1,331,927
Public Finance Authority, RB
6.25%, 10/01/31(b)(d)(h)	895	89,500
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB (continued)
5.75%, 12/15/33(d)	$4,263	$ 4,223,408
5.00%, 06/15/41(d)	510	447,696
7.00%, 10/01/47(b)(d)(h)	895	89,500
5.00%, 06/15/49	530	500,373
6.00%, 12/01/50(d)	255	259,295
5.00%, 06/15/53	355	328,418
5.75%, 12/01/54(d)	1,705	1,671,239
5.00%, 06/15/55(d)	1,335	1,049,438
6.00%, 12/01/55(d)	480	483,410
5.00%, 01/01/56(d)	2,180	1,798,256
6.00%, 10/01/60(d)	170	166,010
Class A, 5.00%, 06/15/56(d)	725	602,746
Class A, 6.45%, 04/01/60(d)	575	557,728
Series A, 7.75%, 07/01/43(b)(d)(h)	4,460	3,642,412
Series A, 5.00%, 12/15/44(d)	160	152,798
Series A, 6.85%, 11/01/46(b)(d)(h)	900	315,000
Series A, 7.00%, 11/01/46(b)(d)(h)	570	199,500
Series A, 5.63%, 06/15/49(d)	2,740	2,722,854
Series A, 5.25%, 12/01/51(b)(d)(h)	1,470	929,697
Series A, 5.00%, 06/15/55(d)	3,970	3,104,074
Series A, 7.50%, 07/01/59(d)	3,550	3,879,761
Series A, 7.25%, 01/01/61(d)	2,325	2,446,261
Series A-1, 4.50%, 01/01/35(d)	1,480	1,429,570
Series A-4, 5.50%, 11/15/32(d)	2,336	2,315,752
Series B, 0.00%, 01/01/35(d)(e)	2,140	1,286,804
Series B, 0.00%, 01/01/60(d)(e)	51,965	4,549,203
AMT, 5.75%, 12/31/65	2,525	2,605,316
AMT, 6.50%, 12/31/65	2,100	2,297,774
AMT, Sustainability Bonds, 4.00%, 09/30/51	1,500	1,249,651
AMT, Sustainability Bonds, 4.00%, 03/31/56	1,435	1,156,493
Public Finance Authority, RB, CAB(d)(e)
0.00%, 12/15/38	979	447,913
0.00%, 12/15/40	639	248,807
0.00%, 12/15/42	3,195	1,008,908
Series B, 0.00%, 01/01/61	6,360	517,633
Public Finance Authority, RB, M/F Housing(d)
8.00%, 02/01/37	1,005	987,819
Class A, Subordinate, 7.50%, 11/01/36	705	681,087
Series A, Subordinate, 7.13%, 07/01/65(c)	1,175	1,162,598
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/59	4,700	4,823,106
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	1,145	1,028,930
4.00%, 01/01/47	910	782,195
		59,570,860
Wyoming — 0.3%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	1,845	1,619,652
Total Municipal Bonds — 139.9% (Cost: $814,215,324)		781,402,771
Municipal Bonds Transferred to Tender Option Bond Trusts(k)
Alabama — 1.2%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53	6,194	6,458,128
Security	Par (000)	Value
Illinois — 1.8%
Chicago O’Hare International Airport, Refunding ARB, Series A, AMT, Senior Lien, 5.50%, 01/01/59	$10,000	$ 10,251,472
New York — 3.9%
New York City Housing Development Corp., RB, M/F Housing, Series D-1B, Sustainability Bonds, 4.25%, 11/01/45	9,000	8,782,907
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series H-1, Subordinate, 5.00%, 11/01/50	6,780	6,925,552
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/54(l)	4,578	4,671,729
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,720	1,449,207
		21,829,395
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.9% (Cost: $38,994,987)		38,538,995

	Shares
Warrants
Construction & Engineering — 0.2%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(a)(b)	692,437	1,384,874
Total Warrants — 0.2% (Cost: $ — )		1,384,874
Total Long-Term Investments — 147.4% (Cost: $854,780,311)		823,201,984
Short-Term Securities
Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(m)(n)	5,674,883	5,675,451
Total Short-Term Securities — 1.0% (Cost: $5,675,451)		5,675,451
Total Investments — 148.4% (Cost: $860,455,762)		828,877,435
Other Assets Less Liabilities — 1.0%		5,420,578
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%		(24,860,880)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.9)%		(250,950,942)
Net Assets Applicable to Common Shares — 100.0%		$ 558,486,191

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniAssets Fund, Inc. (MUA)

(g)	When-issued security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)	Rounds to less than 1,000.
(k)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(l)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on March 15, 2033, is $3,550,052. See Note 4 of the Notes to
Financial Statements for details.

(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 2,459,847	$ 3,215,604 (a)	$ —	$ —	$ —	$ 5,675,451	5,674,883	$ 142,600	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$ —	$ —	$ 322,630	$ 322,630
Corporate Bonds	—	1,552,714	—	1,552,714
Municipal Bonds	—	781,402,771	—	781,402,771
Municipal Bonds Transferred to Tender Option Bond Trusts	—	38,538,995	—	38,538,995
Warrants	—	—	1,384,874	1,384,874
Short-Term Securities
Money Market Funds	5,675,451	—	—	5,675,451
	$5,675,451	$821,494,480	$1,707,504	$828,877,435
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(24,741,684)	$—	$(24,741,684)
VRDP Shares at Liquidation Value	—	(251,000,000)	—	(251,000,000)
	$—	$(275,741,684)	$—	$(275,741,684)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 12.4%
Alabama Economic Settlement Authority, RB, Series A, 4.00%, 09/15/33	$5,000	$ 4,962,792
Alabama Public School and College Authority, Refunding RB, Series A, Sustainability Bonds, 5.00%, 11/01/30	11,900	12,872,182
Baldwin County Industrial Development Authority, RB(a)(b)
AMT, 4.30%, 03/01/56	5,000	4,957,086
Series A, AMT, 5.00%, 06/01/55	5,000	5,151,623
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,134,688
Series A, 5.00%, 07/01/32	1,150	1,184,360
Series A, 5.00%, 07/01/33	1,600	1,645,747
Black Belt Energy Gas District, RB
Series A, 5.00%, 05/01/30	4,380	4,391,268
Series A, 5.25%, 01/01/54(a)	10,000	10,465,161
Series A, 5.25%, 05/01/55(a)	2,005	2,049,561
Series B, 5.25%, 12/01/53(a)	3,500	3,721,466
Series E, 5.00%, 05/01/30	1,675	1,736,052
Series E, 5.00%, 07/01/30	600	620,903
Series F, 5.00%, 12/01/30	1,210	1,259,845
Black Belt Energy Gas District, Refunding RB, Series H, 5.00%, 12/01/31	33,500	34,830,097
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.00%, 10/01/30	2,500	2,666,532
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	3,095	3,281,528
Health Care Authority of the City of Huntsville, Refunding RB, Series A, 5.00%, 06/01/53(a)	20,000	21,090,280
Homewood Educational Building Authority, Refunding RB
5.00%, 12/01/33	1,010	1,014,956
5.00%, 12/01/34	1,380	1,385,927
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(a)	1,965	2,154,934
Industrial Development Board of the City of Mobile Alabama, RB, 2.75%, 07/15/34(a)	1,625	1,607,660
Orange Beach Water Sewer & Fire Protection Authority, RB, 4.00%, 05/15/30	510	526,332
Southeast Energy Authority A Cooperative District, RB
Series A, 5.00%, 01/01/56(a)	1,230	1,234,644
Series A-2, 4.87%, 01/01/53(a)	30,265	30,880,054
Series B-1, 5.00%, 05/01/53(a)	9,375	9,632,478
Series E, 5.00%, 10/01/30	25,000	26,499,520
		192,957,676
Arizona — 1.1%
Arizona Industrial Development Authority, RB(b)
4.00%, 07/01/29	355	346,738
4.50%, 07/01/29	445	444,915
Series A, 4.00%, 07/01/29	2,180	2,164,230
Sustainability Bonds, 4.00%, 07/01/30	335	324,937
Chandler Industrial Development Authority, RB(a)
AMT, 4.10%, 12/01/37	3,570	3,609,561
AMT, 4.00%, 06/01/49	5,000	5,038,380
Security	Par (000)	Value
Arizona (continued)
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(b)	$625	$ 624,323
5.00%, 01/01/31	4,280	4,317,551
		16,870,635
California — 14.4%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(c)	10,530	9,102,672
Bay Area Toll Authority, RB, Class A, 3.41%, 04/01/36(a)	3,000	3,003,409
Bay Area Toll Authority, Refunding RB, Series E, 2.57%, 04/01/56(a)	3,250	3,230,354
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 4.40%, 12/01/53	6,750	6,891,699
Sustainability Bonds, 5.50%, 10/01/54	2,465	2,657,293
Series E-2, Sustainability Bonds, 4.12%, 02/01/54	9,780	9,932,138
Series G, Sustainability Bonds, 5.25%, 11/01/54	19,785	20,654,578
California Health Facilities Financing Authority, RB, Series A, 5.00%, 11/15/32	1,600	1,639,620
California Housing Finance Agency, RB, M/F Housing
3.60%, 07/01/56(a)(d)	23,400	23,400,538
Series 2021-1, Class A, 3.50%, 11/20/35	3,438	3,277,034
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	4,130	2,643,200
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,091,612
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,213,087
Series A, 5.00%, 07/01/31	1,050	1,060,734
California Pollution Control Financing Authority, RB
AMT, 5.00%, 07/01/27(b)	2,005	2,012,053
Series A, AMT, 4.25%, 11/01/38(a)	8,350	8,551,258
California School Finance Authority, RB(b)
5.00%, 06/01/30	490	485,788
Series A, 5.00%, 06/01/29	130	130,073
Series A, 4.00%, 06/01/31	240	185,022
Series A, 5.00%, 06/01/32	900	899,026
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/34	1,650	1,670,616
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.00%, 05/15/30	13,250	14,103,830
Compton Unified School District, GO, CAB(c)
Series B, (BAM), 0.00%, 06/01/33	1,000	763,478
Series B, (BAM), 0.00%, 06/01/34	1,125	820,493
Series B, (BAM), 0.00%, 06/01/35	1,000	695,189
Series B, (BAM), 0.00%, 06/01/36	1,000	660,809
El Camino Community College District, GO, CAB(c)
Series C, Election 2002, 0.00%, 08/01/30	9,090	8,047,725
Series C, Election 2002, 0.00%, 08/01/31	12,465	10,644,196
Series C, Election 2002, 0.00%, 08/01/32	15,435	12,680,786
Monterey Peninsula Community College District, Refunding GO, CAB(c)
0.00%, 08/01/30	3,500	3,049,155
0.00%, 08/01/31	5,940	4,971,211
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	1,640	1,702,751
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	505,047
Series A, AMT, 5.00%, 03/01/31	1,500	1,514,375

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding RB (continued)
Series A, AMT, 5.00%, 03/01/32	$1,000	$ 1,009,083
Series A, AMT, 5.00%, 03/01/33	975	983,431
Series A, AMT, 5.00%, 03/01/34	1,250	1,260,258
Northern California Energy Authority, Refunding RB, 5.00%, 12/01/54(a)	23,035	24,070,009
Poway Unified School District, GO(c)
Series 1-A, Election 2008, 0.00%, 08/01/30	10,000	8,867,014
Series 1-A, Election 2008, 0.00%, 08/01/32	7,500	6,175,769
San Diego County Regional Airport Authority, ARB, Sub- Series B, AMT, 5.00%, 07/01/33	1,000	1,013,371
San Rafael City Elementary School District, GO, Series C, Election 2002, (NPFGC), 0.00%, 08/01/30(c)	6,350	5,604,236
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	738,350
Wiseburn School District, GO, Series A, Election 2007, (NPFGC), 0.00%, 08/01/30(c)	7,505	6,641,851
		223,254,221
Colorado — 4.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/30	12,780	13,598,193
Series A, AMT, 5.00%, 12/01/33	25,000	25,775,650
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/30(c)	1,000	858,346
City & County of Denver Colorado, Refunding RB, AMT, 5.00%, 10/01/32	2,500	2,501,938
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(b)	830	806,091
Colorado Health Facilities Authority, RB
5.00%, 11/01/30	1,000	1,063,525
Class A, 5.00%, 11/15/60(a)	9,560	10,267,207
Series B, 2.63%, 05/15/29	1,095	1,073,945
Series D, 2.71%, 05/15/61(a)	7,000	6,999,852
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 09/01/29	5,000	5,253,867
Series A, 4.00%, 08/01/37	3,000	2,928,096
		71,126,710
Connecticut — 0.6%
Aquarion Water Authority, RB
Series A, 5.00%, 08/01/29	800	844,525
Series A, 5.00%, 08/01/30	1,010	1,080,199
Series D, Subordinate, 5.00%, 08/01/30	255	271,343
Capital Region Development Authority, Refunding RB, (SAP), 5.00%, 06/15/31	1,125	1,164,448
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(b)	240	240,947
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(b)	225	226,550
Series G-1, 5.00%, 07/01/28(b)	300	304,078
Series G-1, 5.00%, 07/01/29(b)	300	305,178
Series G-1, 5.00%, 07/01/34(b)	355	357,051
Series I-1, 5.00%, 07/01/35	400	404,858
State of Connecticut, GO, Series A, 5.00%, 04/15/33	3,600	3,710,038
		8,909,215
Delaware — 0.3%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/27	890	896,048
Security	Par (000)	Value
Delaware (continued)
County of Kent Delaware, RB (continued)
Series A, 5.00%, 07/01/28	$935	$ 945,165
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,370	1,311,373
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,158,528
		5,311,114
District of Columbia — 2.2%
District of Columbia Housing Finance Agency, RB, M/F Housing(a)
3.20%, 09/01/40	1,690	1,689,742
3.10%, 06/01/44	4,500	4,468,539
Series A-2, 3.60%, 03/01/46	5,500	5,495,695
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	19,735	21,019,606
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/30	1,575	1,677,521
		34,351,103
Florida — 9.1%
Ave Maria Stewardship Community District, SAB, 4.00%, 05/01/30	465	459,583
Bella Tara Community Development District, SAB, 5.00%, 05/01/30	885	875,460
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,041,497
Capital Trust Agency, Inc., RB(b)
Series A, 4.00%, 06/15/29	825	810,978
Series A-1, 3.38%, 07/01/31	1,300	1,243,895
Capital Trust Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/30	12,000	12,867,661
Center Lake Ranch West Community Development District, SAB, 4.00%, 05/01/30(b)	225	222,762
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	3,766,323
City Of South Miami Health Facilities Authority, Inc., RB, 5.00%, 08/15/65(a)	3,000	3,181,021
City Of South Miami Health Facilities Authority, Inc., Refunding RB
5.00%, 08/15/30	3,245	3,306,775
5.00%, 08/15/31	3,130	3,186,828
5.00%, 08/15/34	6,475	6,575,478
Connerton East Community Development District, SAB, 4.00%, 06/15/30	205	204,788
County of Lee Florida Airport Revenue, ARB, Series A-2, AMT, 5.00%, 10/01/56(a)	475	502,362
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/30	4,285	4,539,970
County of Miami-Dade Florida, Refunding RB
Series B, 4.00%, 04/01/30	12,305	12,308,612
Series B, 4.00%, 04/01/32	6,690	6,690,912
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(c)
Series B, 0.00%, 06/01/30	2,000	1,748,130
Series B, 0.00%, 06/01/31	1,295	1,085,732
Series B, 0.00%, 06/01/32	2,495	2,002,096
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,020	1,013,252
Firethorn Community Development District, SAB, 4.10%, 05/01/30	370	366,829
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., RB
AMT, 5.00%, 05/01/29(b)	$1,500	$ 1,509,516
AMT, 3.00%, 06/01/32	2,665	2,456,642
AMT, 4.45%, 07/01/37(a)(b)	10,335	10,343,732
Florida Development Finance Corp., Refunding RB
4.00%, 09/15/30(b)	430	419,169
AMT, 5.00%, 07/01/34	2,500	1,837,500
AMT, (AGM), 5.00%, 07/01/44	4,685	4,599,865
Florida Housing Finance Corp., RB, M/F Housing, 3.10%, 12/01/44(a)	5,000	4,911,040
Greater Orlando Aviation Authority, ARB, AMT, 5.25%, 11/01/34	2,500	2,649,309
Harvest Hills South Community Development District, SAB, 4.25%, 05/01/30	300	297,538
Hillsborough County Aviation Authority, ARB
AMT, 5.00%, 10/01/30	2,325	2,479,136
Class B, AMT, 5.00%, 10/01/30	9,145	9,751,269
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(b)	440	429,216
Lakewood Ranch Stewardship District, SAB, 5.40%, 05/01/28	540	552,731
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	305	299,630
Lee County Industrial Development Authority, RB, Series B-3, 4.13%, 11/15/29	3,415	3,417,541
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	805	789,727
New Port Corners Community Development District, SAB, 4.00%, 06/15/30(b)	190	188,194
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	18,130	18,164,665
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	850	841,031
St Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/28	200	199,682
4.00%, 12/15/29	215	213,735
4.00%, 12/15/30	195	193,011
4.00%, 12/15/31	205	201,587
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	335	336,128
Village Community Development District No. 15, SAB, 4.25%, 05/01/28(b)	350	353,034
Village Community Development District No. 16, SAB, 3.55%, 05/01/30	1,050	1,041,278
Village Community Development District No. 5, Refunding SAB
3.50%, 05/01/28	1,760	1,748,643
4.00%, 05/01/33	940	915,026
4.00%, 05/01/34	1,785	1,724,883
		140,865,402
Georgia — 6.4%
Atlanta Urban Residential Finance Authority, RB, M/F Housing, (HUD SECT 8), 3.15%, 12/01/29(a)	3,550	3,541,451
DeKalb County Housing Authority, RB, M/F Housing, Series A, 4.00%, 12/01/33	6,870	6,863,447
DeKalb County Housing Authority, Refunding RB, 4.13%, 12/01/34	1,460	1,425,405
Georgia Ports Authority, ARB, 5.00%, 07/01/30	1,175	1,267,466
Security	Par (000)	Value
Georgia (continued)
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	$1,250	$ 1,294,388
Series A, 5.00%, 05/15/30	8,000	8,251,805
Series A, 4.00%, 09/01/52(a)	15,000	15,061,039
Series A, 5.00%, 06/01/53(a)	31,375	32,442,945
Series C, 5.00%, 09/01/53(a)	6,290	6,605,846
Series D, 5.00%, 05/01/54(a)	9,325	9,705,424
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	8,221,161
Municipal Electric Authority of Georgia, Refunding RB
5.00%, 01/01/29	2,000	2,097,263
5.00%, 01/01/30	1,905	2,023,834
Series A-R, Subordinate, 5.00%, 01/01/30	1,250	1,327,975
		100,129,449
Guam — 0.2%
Territory of Guam, Refunding RB
Series F, 5.00%, 01/01/30	1,160	1,213,001
Series F, 5.00%, 01/01/31	1,250	1,317,498
		2,530,499
Idaho(b) — 0.1%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29	90	90,109
Idaho Housing & Finance Association, RB, M/F Housing, (FHLMC), 5.75%, 08/01/45(a)	1,565	1,558,627
		1,648,736
Illinois — 4.9%
Chicago Board of Education, Refunding GO
Series B, 5.25%, 12/01/30	515	528,115
Series C, 5.25%, 12/01/30	810	830,627
Chicago Housing Authority, RB, M/F Housing
Series A, (HUD SEC 8), 5.00%, 01/01/33	3,000	3,051,505
Series A, (HUD SEC 8), 5.00%, 01/01/35	1,500	1,526,575
Chicago Midway International Airport, Refunding ARB, Series A, AMT, Senior Lien, 5.00%, 01/01/30	2,500	2,625,066
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/30	1,053	1,045,859
Illinois Finance Authority, RB, 6.50%, 03/01/55	3,533	3,196,958
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 10/01/32	1,000	1,000,082
Series B, 5.00%, 08/15/30	3,205	3,231,617
Series C, 5.00%, 02/15/30	12,000	12,108,449
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	20,009,934
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	6,404,355
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,227,328
5.00%, 12/15/30	1,385	1,410,808
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/30	10,000	10,593,500
State of Illinois, GO, Series B, 5.00%, 09/01/30	7,500	7,991,343
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(b)	150	146,717
		76,928,838
Indiana — 1.0%
Indiana Finance Authority, Refunding RB
Series A, 4.13%, 12/01/26	3,665	3,670,851
Series A, 5.00%, 09/15/29	1,165	1,188,052

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, Refunding RB (continued)
Series A, 5.00%, 09/15/30	$1,220	$ 1,246,962
Series B, 2.46%, 03/01/39(a)	870	868,101
Series G-1, 5.00%, 10/01/64(a)	8,335	8,768,296
		15,742,262
Iowa — 0.1%
PEFA, Inc., Refunding RB, Series A, 5.00%, 04/01/30	1,025	1,066,126
Kansas — 0.1%
City of Shawnee Kansas, RB, 4.00%, 08/01/31(b)	400	377,630
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,371,605
		1,749,235
Kentucky — 1.0%
Kentucky Bond Development Corp., RB
5.00%, 04/30/30	500	529,833
5.00%, 10/31/30	500	532,639
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	6,545	6,576,894
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 0.00%, 07/01/30(c)	1,230	1,005,934
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	7,325,890
		15,971,190
Louisiana — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 08/15/30	4,700	4,781,063
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,167,181
Louisiana Public Facilities Authority, RB(b)
Series A, 5.00%, 06/01/29	340	341,810
Series A, 5.00%, 04/01/30	330	330,439
Series A, 5.00%, 06/01/31	450	426,639
AMT, 4.38%, 05/01/53(a)	4,300	4,313,869
Parish of St John the Baptist LA, Refunding RB, 3.00%, 06/01/37(a)	18,000	17,877,114
Parish of St. James Louisiana, RB(a)
6.10%, 06/01/38(b)	9,875	10,723,395
3.70%, 08/01/41	1,000	1,001,529
		40,963,039
Maine — 0.1%
City of Portland Maine General Airport Revenue, Refunding RB, Sustainability Bonds, 4.00%, 01/01/35	1,000	1,001,887
Maryland — 1.9%
City of Baltimore Maryland, Refunding RB, Convertible, 5.00%, 09/01/31	1,250	1,257,638
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(b)	535	538,039
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	1,798,947
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/30	3,525	3,761,727
5.00%, 07/01/33	1,385	1,399,865
5.00%, 07/01/34	775	785,417
Security	Par (000)	Value
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (continued)
Series A, 5.00%, 01/01/31	$2,865	$ 2,867,163
Series A, 5.00%, 01/01/32	3,010	3,012,139
Series A, 5.00%, 01/01/33	3,165	3,167,169
State of Maryland Department of Transportation, ARB, 5.00%, 09/01/29	5,470	5,591,478
State of Maryland, GO, Series 1, 3.00%, 03/15/34	5,000	4,770,966
		28,950,548
Massachusetts — 1.6%
Commonwealth of Massachusetts, GOL, Series I, 5.00%, 12/01/33	5,000	5,028,181
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series B, 5.25%, 07/01/30	1,900	2,014,965
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,073,138
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,044,728
Series A, 5.00%, 01/01/33	1,500	1,516,113
Series A, 5.00%, 01/01/34	2,085	2,104,715
Series A, 5.00%, 01/01/35	2,000	2,015,746
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-3, Sustainability Bonds, 3.15%, 06/01/30	8,500	8,361,771
		24,159,357
Michigan — 2.4%
City of Detroit Michigan, GO
5.00%, 04/01/27	580	585,983
5.00%, 04/01/28	665	682,283
5.00%, 04/01/29	665	681,013
5.00%, 04/01/30	510	521,521
5.00%, 04/01/31	735	751,028
5.00%, 04/01/32	625	638,316
5.00%, 04/01/33	830	846,776
Michigan Finance Authority, Refunding RB, 2.91%, 04/15/47(a)	12,720	12,694,776
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/30	1,325	1,357,893
AMT, 5.00%, 12/31/32	2,000	2,042,271
AMT, Sustainability Bonds, 4.00%, 10/01/61(a)	3,690	3,690,826
Wayne County Airport Authority, Refunding RB, Class G, AMT, 5.00%, 12/01/30	12,500	13,284,740
		37,777,426
Minnesota — 0.8%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	625	617,509
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, 5.00%, 07/01/29	3,745	3,927,260
Minnesota Housing Finance Agency, RB, S/F Housing
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.90%, 01/01/30	420	430,306
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.95%, 07/01/30	445	457,272
Sartell-St Stephen Independent School District No. 748, GO, CAB(c)
Series B, 0.00%, 02/01/30	3,915	3,409,435
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota (continued)
Sartell-St Stephen Independent School District No. 748, GO, CAB(c) (continued)
Series B, 0.00%, 02/01/31	$2,190	$ 1,825,975
Series B, 0.00%, 02/01/32	1,450	1,155,624
		11,823,381
Mississippi — 1.2%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,297,670
Series A, (AGM), 5.00%, 03/01/31	1,595	1,607,325
Series A, (AGM), 5.00%, 03/01/32	2,000	2,015,428
Series A, (AGM), 5.00%, 03/01/33	1,275	1,284,830
State of Mississippi Gaming Tax Revenue, RB, Series E, 5.00%, 10/15/33	12,225	12,239,208
		19,444,461
Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 11/15/30	5,000	5,006,476
Series A, 5.00%, 02/01/30	485	505,209
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	605	583,879
St Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	270	269,689
		6,365,253
Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	10,050	9,997,976
Nebraska — 0.0%
Elkhorn School District, GO, 4.00%, 12/15/33	375	379,964
Nevada — 0.3%
County of Clark Nevada, Refunding GOL, Series B, 4.00%, 11/01/34	5,000	5,014,991
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	85	85,034
Series A, 4.50%, 12/15/29(b)	310	310,016
		5,410,041
New Hampshire — 1.3%
National Finance Authority Affordable Housing Certificates Series 2024-1, RB, Series 2024-1, 4.15%, 10/20/40	19,045	18,552,586
New Hampshire Business Finance Authority, RB, Series A, Sustainability Bonds, 5.00%, 06/01/30	400	421,162
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	286,577
4.00%, 01/01/29	300	302,139
		19,562,464
New Jersey — 12.5%
Montclair State University, Inc., Refunding RB, Series A, 5.00%, 07/01/30	5,000	5,346,234
New Jersey Economic Development Authority, ARB
5.25%, 09/15/29	3,545	3,549,114
Series A, AMT, 5.63%, 11/15/30	1,510	1,512,065
Series B, AMT, 5.63%, 11/15/30	1,140	1,141,559
New Jersey Economic Development Authority, RB
Series A, 4.00%, 07/01/29	185	184,062
Series A, 5.00%, 06/15/32	4,500	4,602,595
Series C, 5.00%, 06/15/32	3,600	3,682,076
Security	Par (000)	Value
New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.00%, 01/01/28	$4,705	$ 4,718,367
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/28	1,000	1,016,217
5.00%, 01/01/29	1,225	1,257,753
(AGM), 5.00%, 06/01/30	1,500	1,521,712
(AGM), 5.00%, 06/01/31	1,750	1,774,083
(AGM), 4.00%, 06/01/32	2,125	2,129,657
Series MMM, 4.00%, 06/15/35	5,000	5,004,721
Sub-Series A, 4.00%, 07/01/32	9,855	9,838,517
Sub-Series A, 5.00%, 07/01/33	1,000	1,008,610
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	5,000,979
New Jersey Educational Facilities Authority, Refunding RB, Series C, 5.00%, 07/01/32	1,500	1,525,673
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/29	2,900	2,908,828
5.00%, 07/01/30	2,400	2,407,287
New Jersey Higher Education Student Assistance Authority, RB
Series A, AMT, 4.00%, 12/01/32	175	174,966
Series A, AMT, 4.00%, 12/01/33	145	144,939
Series A, AMT, 4.00%, 12/01/34	70	69,952
Series A, AMT, 4.00%, 12/01/35	70	69,932
Series B, AMT, 5.00%, 12/01/30	10,000	10,554,848
New Jersey Higher Education Student Assistance Authority, Refunding RB
AMT, 5.00%, 12/01/30	300	316,769
Series A, AMT, 5.00%, 12/01/30	1,875	1,978,265
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing
3.15%, 12/01/43(a)	3,250	3,242,174
Series B, Sustainability Bonds, 3.05%, 11/01/29	7,000	6,955,992
Series D-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 3.05%, 11/01/29	485	481,951
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series M, Sustainability Bonds, 3.55%, 04/01/30	245	244,793
Series M, Sustainability Bonds, 3.60%, 10/01/30	415	413,566
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	10,165	9,855,550
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,550	2,552,807
Series A, 0.00%, 12/15/30(c)	2,150	1,856,864
Series BB, 5.00%, 06/15/30	1,270	1,325,388
Series C, (NPFGC), 0.00%, 12/15/30(c)	35,000	30,228,026
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 06/15/30	11,600	11,612,769
Newark Housing Authority, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,035,572
State of New Jersey, GO, Series A, 4.00%, 06/01/30	21,000	21,786,122
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	17,232,794
Series A, 5.00%, 06/01/32	8,270	8,480,892
		194,745,040
New Mexico — 1.0%
City of Santa Fe New Mexico, Refunding RB, 5.00%, 05/15/32	1,000	1,000,374

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Mexico (continued)
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, (GTD STD LNS), 3.75%, 09/01/31	$100	$ 100,024
Series A-1, AMT, (GTD STD LNS), 3.88%, 04/01/34	20	19,984
Series A-2, AMT, (GTD STD LNS), 3.80%, 11/01/32	100	100,020
Series A-2, AMT, (GTD STD LNS), 3.80%, 09/01/33	100	97,676
New Mexico Municipal Energy Acquisition Authority, Refunding RB, 5.00%, 06/01/54(a)	12,805	13,484,404
		14,802,482
New York — 10.0%
City of New York, GO, Series B-1, 5.00%, 12/01/33	4,000	4,025,746
Genesee County Funding Corp., Refunding RB, Series A, 5.00%, 12/01/30	500	526,697
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, CAB, Series A, 0.00%, 11/15/30(c)	13,000	11,319,419
Metropolitan Transportation Authority, Refunding RB, Sub-Series C-1, Sustainability Bonds, 5.00%, 11/15/34	10,000	10,260,570
New York City Housing Development Corp., RB, M/F Housing, Series C-2, Sustainability Bonds, 3.75%, 05/01/65(a)	12,075	12,150,027
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 5.00%, 08/01/30	4,980	5,076,410
Series H-1, Subordinate, 5.00%, 11/01/30	1,400	1,515,712
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Subordinate, 5.00%, 11/01/30	1,800	1,948,773
New York State Environmental Facilities Corp., RB(a)(b)
AMT, 4.25%, 09/01/50	2,000	2,026,603
AMT, 5.13%, 09/01/50	2,250	2,353,502
New York State Housing Finance Agency, RB, M/F Housing(a)
Series A-2, Sustainability Bonds, 3.45%, 06/15/54	5,580	5,592,667
Series F-2, Sustainability Bonds, (SONYMA), 3.13%, 05/01/56	5,000	4,922,109
Series E, Sustainable Bonds, (SONYMA), 3.15%, 11/01/65	10,000	9,856,833
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/30	2,590	2,649,945
AMT, 5.00%, 01/01/31	7,595	7,758,944
Series A, AMT, 4.00%, 07/01/32	5,500	5,405,805
Series A, AMT, 4.00%, 07/01/33	6,000	5,882,741
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	15,090	15,315,814
AMT, 4.00%, 10/31/34	350	347,226
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	2,775	2,666,434
New York Transportation Development Corp., Refunding RB, AMT, 5.00%, 08/01/31	5,000	4,999,717
Port Authority of New York & New Jersey, Refunding ARB
Series 207, AMT, 4.00%, 03/15/30	10,445	10,532,348
Series 223, AMT, 5.00%, 07/15/30	3,730	3,968,785
Series 246, AMT, 5.00%, 09/01/30	10,000	10,655,082
Port Authority of New York & New Jersey, Refunding RB, Series 227, AMT, 3.00%, 10/01/30	13,990	13,646,383
		155,404,292
North Carolina — 3.0%
North Carolina Medical Care Commission, RB
3.45%, 11/01/30	4,115	4,037,272
Security	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, RB (continued)
4.00%, 09/01/33	$180	$ 179,740
4.00%, 09/01/34	185	183,889
Series B, 5.00%, 06/01/55(a)	39,750	42,127,328
North Carolina Turnpike Authority, Refunding RB, CAB, Series C, (SAP), 0.00%, 07/01/30(c)	550	462,276
		46,990,505
Ohio — 1.5%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	425	413,476
County of Franklin, RB, Series 2017, (BAM-TCRS), 4.00%, 12/01/46	2,935	2,669,096
Ohio Air Quality Development Authority, Refunding RB
3.25%, 09/01/29	4,450	4,403,225
4.00%, 09/01/30(a)	1,650	1,658,182
AMT, 4.25%, 11/01/40(a)	2,150	2,167,639
Series A, AMT, 4.25%, 11/01/39(a)	1,525	1,535,023
Ohio State University, RB, Class A, Sustainability Bonds, 5.00%, 12/01/30	3,320	3,592,856
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	1,625	1,627,158
AMT, (AGM), 5.00%, 12/31/30	4,585	4,590,562
		22,657,217
Oklahoma — 0.6%
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,314,487
Oklahoma City Public Property Authority, RB, 5.00%, 06/01/30	5,310	5,693,607
Oklahoma Housing Finance Agency, RB, M/F Housing, 3.13%, 06/01/45(a)	2,000	1,991,601
		9,999,695
Oregon — 2.1%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	7,395,826
Port of Morrow Oregon, ARB, Series A, 5.15%, 10/01/26(b)	17,000	17,002,360
Port of Morrow Oregon, Refunding ARB, Series A, 4.00%, 06/01/30	1,205	1,201,152
Port of Morrow Oregon, Refunding GOL, Series D, 4.00%, 12/01/30	880	874,995
State of Oregon Housing & Community Services Department, RB, M/F Housing, Class R, 4.00%, 01/10/48(a)	6,000	6,064,728
		32,539,061
Pennsylvania — 15.8%
Allegheny County Higher Education Building Authority, Refunding RB, 2.85%, 02/01/33(a)	5,485	5,482,274
Allegheny County Hospital Development Authority, RB, Series D2, 2.86%, 11/15/47(a)	5,205	5,175,413
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,148,401
Series A, 5.00%, 04/01/35	1,000	1,017,917
Allentown City School District, Refunding GOL, Series B, (BAM SAW), 5.00%, 02/01/31	4,000	4,203,104
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/28	350	360,029
5.00%, 05/01/32	9,310	9,348,269
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, RB(b) (continued)
5.00%, 05/01/33	$1,900	$ 1,936,153
Chester County Health and Education Facilities Authority, Refunding RB
5.00%, 06/01/30	550	579,316
Series A, 5.00%, 12/01/30	2,180	2,047,988
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(b)	69	69,150
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	5,377,927
City of Philadelphia Pennsylvania, Refunding GO, (AGM), 4.00%, 08/01/32	6,000	6,030,849
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	4,200	3,945,859
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	8,055	8,313,328
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 08/15/30	7,500	8,089,853
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/29	1,525	1,532,596
County of Lehigh, Refunding RB, 5.00%, 08/15/30	1,650	1,751,795
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/29	385	385,273
5.00%, 01/01/30	875	875,522
5.00%, 01/01/32	1,510	1,510,785
East Hempfield Township Industrial Development Authority, Refunding RB
5.00%, 12/01/28	370	370,161
5.00%, 12/01/30	135	135,040
Geisinger Authority, Refunding RB
5.00%, 04/01/43(a)	2,000	2,098,119
Series A-2, 5.00%, 02/15/32	4,000	4,039,076
Series A-2, 5.00%, 02/15/34	1,750	1,765,531
Lancaster County Hospital Authority, Refunding RB, 3.00%, 08/15/30	2,535	2,510,001
Lancaster Municipal Authority, Refunding RB
Series A, 5.00%, 05/01/29	190	197,002
Series A, 5.00%, 05/01/30	195	203,737
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	12,250	12,182,408
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/35	1,735	1,713,717
4.00%, 09/01/36	1,500	1,452,299
Series A, 5.00%, 09/01/31	1,750	1,799,186
Series A, 5.00%, 09/01/32	1,315	1,349,702
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 01/01/30	1,640	1,641,179
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	1,400	1,425,612
Pennsylvania Economic Development Financing Authority, RB
5.00%, 12/31/29	5,000	5,004,141
5.00%, 12/31/30	13,100	13,109,947
5.00%, 12/31/34	16,500	16,508,410
Series A-1, 5.00%, 04/15/30	2,500	2,655,661
Series A-1, 5.00%, 05/15/31	5,715	6,110,574
AMT, 5.00%, 12/31/29	3,750	3,910,574
AMT, 5.00%, 06/30/30	3,500	3,664,260
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB
5.00%, 03/15/60(a)	$3,500	$ 3,677,982
Series A, 5.00%, 12/15/30	3,650	3,906,394
Pennsylvania Higher Education Assistance Agency, RB, Series 1A, AMT, 5.00%, 06/01/30	3,500	3,649,588
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	6,625	6,632,849
Pennsylvania Housing Finance Agency, RB, M/F Housing(a)
2.65%, 09/01/29	775	763,234
(HUD SECT 8), 3.15%, 01/01/46	7,300	7,262,436
Series B, (HUD SECT 8), 3.00%, 02/01/30	2,750	2,740,326
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, Sustainability Bonds, 1.90%, 04/01/30	1,625	1,496,942
Series 137, Sustainability Bonds, 1.95%, 10/01/30	875	798,225
Series 149A, Sustainability Bonds, 5.25%, 04/01/30	200	212,741
Series 149A, Sustainability Bonds, 5.25%, 10/01/30	500	533,598
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	8,890	8,607,798
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,046,517
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,134,953
Pennsylvania Turnpike Commission, Refunding RB
2nd Sub Series, 5.00%, 12/01/32	1,000	1,022,977
2nd Sub Series, 5.00%, 12/01/33	1,815	1,855,130
2nd Sub Series, 5.00%, 12/01/34	1,500	1,531,483
2nd Sub Series, 5.00%, 12/01/35	2,005	2,044,472
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	165	162,674
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	426,344
School District of Philadelphia, GOL
Series A, (SAW), 5.00%, 09/01/26	3,250	3,254,940
Series A, (SAW), 5.00%, 09/01/28	1,630	1,697,342
School District of Philadelphia, Refunding GOL, Series B, (SAW), 5.00%, 09/01/30	1,665	1,783,797
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	5,349,617
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	105	106,383
Series A, (GTD), 4.00%, 07/01/33	440	440,103
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	130,703
Series A, 4.00%, 11/15/28	105	105,897
Series A, 4.00%, 11/15/29	140	141,215
Series A, 4.00%, 11/15/31	200	201,114
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/31	5,000	5,097,074
(BAM), 5.00%, 08/15/32	17,945	18,275,692
		246,118,678
Puerto Rico — 1.6%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/27	3,486	3,554,936
Series A-1, Restructured, 5.63%, 07/01/29	1,533	1,619,202
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	3,555	3,222,230

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB(c) (continued)
Series A-1, Restructured, 0.00%, 07/01/31	$13,523	$ 11,448,910
Series B-1, Restructured, 0.00%, 07/01/33	6,477	5,055,394
		24,900,672
Rhode Island — 1.0%
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/29	1,950	2,039,067
Series A, AMT, 5.00%, 12/01/30	1,300	1,367,338
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	2,752,346
Series A, 5.00%, 06/01/29	4,500	4,503,594
Series A, 5.00%, 06/01/30	4,215	4,218,225
		14,880,570
South Carolina — 1.2%
County of Charleston South Carolina, GO, Series A, (SAW), 4.00%, 11/01/30	4,885	4,941,811
Medical University Hospital Authority, RB
5.00%, 05/15/30	280	298,352
5.00%, 11/15/30	350	374,839
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	10,232,402
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	2,998,644
		18,846,048
Tennessee — 2.0%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	1,973,496
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Class A, 5.00%, 07/01/29	7,500	7,873,527
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, M/F Housing, 3.05%, 01/01/45(a)	3,100	3,035,290
Rutherford County Health & Educational Facilities Board, Refunding RB, 5.00%, 11/15/48(a)	12,000	12,801,594
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	5,000	5,208,406
		30,892,313
Texas — 12.0%
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/30	2,000	2,131,212
City of Houston Texas Airport System Revenue, ARB, Series C, AMT, 5.00%, 07/15/28	3,000	3,070,663
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	7,233,866
AMT, 5.00%, 07/01/29	8,820	8,828,710
Sub-Series A, AMT, 5.00%, 07/01/30	1,785	1,894,810
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, Subordinate, 5.00%, 11/15/34	7,315	7,349,186
Clifton Higher Education Finance Corp., Refunding RB, Series A, 3.95%, 12/01/32	1,335	1,322,441
Dallas Fort Worth International Airport, ARB, Series A-2, AMT, 5.00%, 11/01/50(a)	7,500	7,862,161
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	2,500	2,675,308
Security	Par (000)	Value
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	$505	$ 500,554
Series A, 5.00%, 01/01/33	65	65,030
Series A, 5.00%, 06/01/33	3,000	2,839,726
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/26	430	431,965
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/30	3,415	3,646,181
Matagorda County Navigation District No. 1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	7,885	8,208,749
Series B, (AMBAC), 4.55%, 05/01/30	12,055	12,561,338
Series B-2, 4.00%, 06/01/30	10,100	10,102,954
AMT, 4.25%, 05/01/30	6,855	7,024,970
Midland County Fresh Water Supply District No. 1, RB, CAB(c)(d)
Series A, 0.00%, 09/15/31	6,235	5,052,929
Series A, 0.00%, 09/15/32	14,135	10,921,307
Mission Economic Development Corp., RB, AMT, Sustainable Bonds, 5.00%, 12/01/64(a)	4,200	4,334,132
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(b)	125	124,107
North Texas Tollway Authority, Refunding RB, (AGM), 0.00%, 01/01/30(c)	300	269,044
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/30	2,000	2,153,099
Socorro Independent School District, Refunding GO, Series B, (PSF), 4.00%, 08/15/34	2,275	2,275,753
Spring Branch Independent School District, GO, (PSF), 3.00%, 02/01/33	5,000	4,706,480
State of Texas, Refunding GO, AMT, 5.00%, 08/01/30	13,830	14,716,905
Tarrant County Cultural Education Facilities Finance Corp., RB
Class F, 5.00%, 11/15/52(a)	3,585	3,797,858
Series B, 5.00%, 07/01/35	9,435	9,736,078
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/64(a)	2,580	2,719,271
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	8,935	9,297,644
5.00%, 12/15/32	9,080	9,515,638
Texas Municipal Gas Acquisition & Supply Corp. IV, RB, Series A, 5.50%, 01/01/54(a)	18,000	18,885,042
		186,255,111
Utah — 0.4%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/30	5,060	5,361,747
Downtown Revitalization Public Infrastructure District, RB
Series A, 1st Lien, (AGM), 5.00%, 06/01/30	700	747,901
Series B, 2nd Lien, (AGM), 5.00%, 06/01/30	760	811,724
		6,921,372
Vermont — 0.3%
Vermont Economic Development Authority, RB, AMT, 5.00%, 06/01/52(a)(b)	4,000	4,026,144
Virginia — 1.4%
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/30(b)	1,000	1,006,039
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Virginia (continued)
Roanoke Economic Development Authority, RB, 5.00%, 07/01/30	$4,665	$ 4,997,989
Roanoke Economic Development Authority, Refunding RB, 5.00%, 07/01/53(a)	7,960	8,418,417
Virginia Commonwealth Transportation Board, RB, 5.00%, 09/15/30	5,000	5,013,084
Virginia Small Business Financing Authority, Refunding RB
Series A, 5.00%, 12/01/29	805	847,714
Series A, 5.00%, 12/01/30	725	770,602
		21,053,845
Washington — 3.4%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 2.39%, 01/01/40(a)	4,050	4,037,155
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	6,777,716
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,071,028
Port of Seattle Washington, Refunding ARB
Series B, AMT, Intermediate Lien, 5.00%, 07/01/30	3,000	3,185,686
Series C, AMT, Intermediate Lien, 5.00%, 08/01/30	2,695	2,864,402
Washington Economic Development Finance Authority, RB, AMT, 5.88%, 12/01/45(a)	1,000	1,013,392
Washington Health Care Facilities Authority, RB, Class B, 5.00%, 10/01/30	10,000	10,638,520
Washington Health Care Facilities Authority, Refunding RB
Series A, 5.00%, 09/01/30	1,600	1,698,845
Series B, 5.00%, 08/15/35	9,485	9,632,144
Washington State Convention Center Public Facilities District, RB, Sustainability Bonds, 4.00%, 07/01/31	4,240	4,277,339
Washington State Housing Finance Commission, RB, 5.00%, 07/01/30	220	233,682
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/27	350	356,307
Series A, 5.00%, 07/01/28	550	570,002
Series A, 5.00%, 07/01/29	775	813,995
Series A, 5.00%, 07/01/30	815	865,686
		53,035,899
West Virginia — 0.4%
West Virginia Economic Development Authority, Refunding RB, AMT, 3.75%, 04/01/36(a)	3,500	3,473,786
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	1,976,024
Series A, 5.00%, 06/01/33	1,100	1,113,505
		6,563,315
Wisconsin — 2.2%
Public Finance Authority, RB(b)
4.00%, 06/15/30	1,225	1,143,689
5.00%, 07/15/30	1,539	1,539,086
5.50%, 12/01/30	350	364,401
5.00%, 01/01/31	650	652,672
Series A, 4.00%, 07/15/29	300	295,464
Series A, 4.00%, 03/01/30	795	785,327
Series A, 3.75%, 06/01/30	275	261,500
Series A, 5.00%, 06/15/31	680	681,843
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, Refunding RB
5.00%, 11/15/30	$240	$ 253,919
Class A, 3.00%, 12/01/26(b)	125	124,026
Class C, 4.00%, 10/01/41(a)	4,230	4,273,086
Class B, AMT, 4.00%, 10/01/46(a)	1,750	1,776,666
Series B, AMT, 5.25%, 07/01/28	400	400,272
Waunakee Community School District, RB, 3.63%, 04/01/30	11,820	11,844,368
Wisconsin Health & Educational Facilities Authority, RB, Series B-2, 4.20%, 08/15/28	370	370,021
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/35	2,500	2,569,144
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	7,265	6,971,405
		34,306,889
Total Municipal Bonds — 144.1% (Cost: $2,253,057,957)		2,240,187,356
Municipal Bonds Transferred to Tender Option Bond Trusts(e)
Colorado(f) — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, 4.25%, 11/15/31	8,085	8,094,005
Series A, 4.25%, 11/15/32	2,230	2,232,615
		10,326,620
Florida(f) — 6.1%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29	17,200	17,201,909
Series Q-1, 4.00%, 10/01/30	18,095	18,097,036
Series Q-1, 4.00%, 10/01/31	18,820	18,822,110
Series Q-1, 4.00%, 10/01/32	19,575	19,577,188
Series Q-1, 4.00%, 10/01/33	20,355	20,357,284
		94,055,527
Georgia — 1.2%
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(a)	18,465	19,392,200
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.0% (Cost: $123,499,956)		123,774,347

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(g)(h)	195,210	$ 390,420
Total Warrants — 0.0% (Cost: $ — )		390,420
Total Long-Term Investments — 152.1% (Cost: $2,376,557,913)		2,364,352,123
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(i)(j)	3,642,343	3,642,707
Total Short-Term Securities — 0.2% (Cost: $3,642,707)		3,642,707
Total Investments — 152.3% (Cost: $2,380,200,620)		2,367,994,830
Other Assets Less Liabilities — 1.3%		20,136,231
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.4)%		(84,126,286)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.2)%		(749,390,237)
Net Assets Applicable to Common Shares — 100.0%		$ 1,554,614,538

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2029 to November 15, 2032, is
$71,728,412. See Note 4 of the Notes to Financial Statements for details.

(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Non-income producing security.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 19,711,831	$ —	$ (16,069,124)(a)	$ —	$ —	$ 3,642,707	3,642,343	$ 719,725	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 2,240,187,356	$ —	$ 2,240,187,356
Municipal Bonds Transferred to Tender Option Bond Trusts	—	123,774,347	—	123,774,347
Warrants	—	—	390,420	390,420
Short-Term Securities
Money Market Funds	3,642,707	—	—	3,642,707
	$3,642,707	$2,363,961,703	$390,420	$2,367,994,830
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock Municipal 2030 Target Term Trust (BTT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(83,414,981)	$—	$(83,414,981)
VRDP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)
	$—	$(833,414,981)	$—	$(833,414,981)
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 5.3%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$8,325	$ 8,712,247
Series A, 5.25%, 05/01/56	10,065	10,145,646
Series B, 5.25%, 12/01/53	5,455	5,800,170
Series C, 5.50%, 10/01/54	10,000	10,648,892
Series F, 5.50%, 11/01/53	2,750	2,858,700
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	5,000	5,022,062
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.25%, 10/01/49	10,395	10,728,252
5.50%, 10/01/53	520	540,180
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	10,480	11,377,886
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	6,500	6,590,375
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	4,720	4,548,342
Series B, AMT, 4.75%, 12/01/54	1,100	1,027,690
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	6,435	6,677,352
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	7,900	7,929,826
Series A-1, 5.50%, 01/01/53	5,195	5,490,922
Series A-2, 4.87%, 01/01/53	5,090	5,193,441
Series B, 5.00%, 01/01/54	5,350	5,601,940
Series B, 5.25%, 03/01/55	2,375	2,421,074
Series B-1, 5.00%, 05/01/53	4,510	4,633,864
		115,948,861
Alaska — 0.3%
Municipality of Anchorage Refunding RB, Series A, AMT, 5.50%, 02/01/56	1,210	1,260,916
Municipality of Anchorage, ARB, Series A, AMT, 4.50%, 02/01/60	7,020	6,191,585
		7,452,501
Arizona — 3.9%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	2,075	1,777,894
Series A, 5.00%, 07/01/49	1,975	1,790,922
Series A, 5.00%, 07/01/54	1,525	1,343,944
Arizona Industrial Development Authority, Refunding RB(b)
5.50%, 07/01/52	130	113,324
Series A, 5.38%, 07/01/50	1,185	1,143,265
Series G, 5.00%, 07/01/47	435	406,985
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/49	5,000	5,076,402
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	8,335	8,852,764
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	165	144,861
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	7,345	6,854,613
Industrial Development Authority of the County of Pima, RB(b)
5.00%, 07/01/34	400	400,053
5.00%, 07/01/49	350	320,713
Security	Par (000)	Value
Arizona (continued)
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	$985	$ 854,048
Maricopa County & Phoenix Industrial Development Authorities, RB, S/F Housing, Series A, (GNMA), 6.50%, 03/01/55	1,440	1,586,839
Maricopa County Industrial Development Authority, RB, 6.38%, 07/01/58(b)	620	605,157
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	640	576,917
Salt Verde Financial Corp., RB
5.00%, 12/01/32	17,135	17,848,621
5.00%, 12/01/37	13,885	14,191,763
Town of Queen Creek, COP, 5.50%, 10/01/65	19,940	20,954,792
		84,843,877
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	3,415	3,504,488
California — 7.2%
California Community Choice Financing Authority, RB(a)
Series B, Sustainability Bonds, 5.00%, 03/01/56	2,935	3,063,729
Series B-2, Sustainability Bonds, 2.61%, 02/01/52	1,500	1,437,630
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	265	258,278
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	2,315	2,633,079
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	3,470	3,029,194
California Health Facilities Financing Authority, Refunding RB, Sustainability Bonds, 5.00%, 08/01/55	1,500	1,467,996
California Housing Finance Agency, RB, M/F Housing, Class I, 5.80%, 04/01/36(b)	3,270	3,196,523
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 07/01/36(c)	10,100	10,461,782
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	6,645	4,252,800
California Municipal Finance Authority, ARB
AMT, Senior Lien, 5.00%, 12/31/43	800	806,645
AMT, Senior Lien, 4.00%, 12/31/47	780	688,132
California Municipal Finance Authority, RB, M/F Housing
6.00%, 02/01/38(a)	3,700	3,612,925
6.00%, 06/01/38(a)(b)	1,100	1,081,350
Series A, 6.10%, 12/01/37	3,700	3,640,841
Series A, 6.05%, 07/01/41(b)	2,085	2,085,000
California Municipal Finance Authority, RB, S/F Housing, Series 2025-1, Class A-1, 3.45%, 02/20/41(a)	1,327	1,200,905
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(b)	1,325	1,240,690
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(b)	1,700	1,601,940
California Statewide Communities Development Authority, RB, M/F Housing, Class I, 5.80%, 06/01/36(b)	3,055	2,956,990
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/42	11,420	11,486,142
AMT, Sustainability Bonds, 5.00%, 05/15/47	4,420	4,490,674
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	$4,425	$ 4,636,489
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	180	180,634
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	1,650	1,715,700
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	2,405	2,371,563
Mt San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2008, 6.25%, 08/01/43(d)	1,580	1,646,825
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGM), 0.00%, 08/01/38(e)	8,000	4,784,926
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/39(d)	2,605	3,156,893
Series B, Election 2006, 0.00%, 08/01/30(e)	1,500	1,330,623
Pleasanton Unified School District, GO, Election 2022, 4.25%, 08/01/50	7,630	7,420,167
Riverside County Transportation Commission, RB, CAB(e)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,513,121
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,850,456
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,249,079
Sacramento Housing Authority, RB, M/F Housing, Class IA, 5.80%, 07/01/38(b)	2,300	2,193,260
Sacramento Metropolitan Fire District, GO, Series A, Election 2024, 4.00%, 08/01/55	2,940	2,684,758
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/33(c)(d)	2,800	2,897,725
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/47	1,515	1,516,887
Series B, AMT, Subordinate, 5.00%, 07/01/56	2,150	2,154,761
San Diego Unified School District, GO
Class A, 0.00%, 07/01/29(e)(f)	5,315	4,876,645
Series A, 0.00%, 07/01/29(e)(f)	685	628,505
Series C, Election 2008, 0.00%, 07/01/38(e)	2,000	1,280,383
Sustainability Bonds, 4.00%, 07/01/53	7,580	7,072,067
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(e)	1,400	1,201,860
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series D, AMT, 5.25%, 05/01/55	11,105	11,445,710
San Marcos Unified School District, GO, CAB(e)
Series B, Election 2010, 0.00%, 08/01/33	3,000	2,349,816
Series B, Election 2010, 0.00%, 08/01/34	3,500	2,629,936
Series B, Election 2010, 0.00%, 08/01/36	4,000	2,746,574
Series B, Election 2010, 0.00%, 08/01/43	2,500	1,205,111
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	1,000	1,004,142
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	2,690	2,706,299
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37(e)	10,000	6,476,622
		156,620,782
Colorado — 0.7%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	250	243,749
Security	Par (000)	Value
Colorado (continued)
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	$1,290	$ 1,127,759
Series D, AMT, 5.75%, 11/15/45	3,310	3,557,974
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/38(e)	915	553,364
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	595	631,242
5.50%, 11/01/47	1,055	1,105,965
5.25%, 11/01/52	1,920	1,965,665
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 11/15/46	1,610	1,464,908
Series A, 4.00%, 05/15/52	1,500	1,310,927
Series A, 5.00%, 05/15/52	3,000	3,046,346
Denver Convention Center Hotel Authority, Refunding RB, Series A, 5.00%, 12/01/40	830	829,930
		15,837,829
Connecticut — 0.2%
Aquarion Water Authority, RB, CAB(e)
Series C, 0.00%, 08/01/53	425	104,514
Series C, 0.00%, 08/01/54	535	124,185
Series C, 0.00%, 08/01/55	605	132,261
Series E, Subordinate, (BAM), 0.00%, 08/01/46	1,460	545,588
Series E, Subordinate, 0.00%, 08/01/51	755	200,888
Series E, Subordinate, (BAM), 0.00%, 08/01/52	1,005	257,659
Series E, Subordinate, 0.00%, 08/01/53	455	106,813
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	1,695	1,500,324
State of Connecticut Special Tax Revenue, RB, Series A-2, 5.00%, 07/01/43	1,420	1,518,809
Waterbury Housing Authority, RB, M/F Housing, Series A, (HUD SECT 8), 4.50%, 02/01/42	930	915,578
		5,406,619
Delaware — 0.2%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	1,100	1,096,712
Series A, 5.00%, 07/01/53	2,585	2,358,067
		3,454,779
District of Columbia — 3.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series A, Sustainability Bonds, (FNMA), 4.88%, 09/01/45	720	710,021
District of Columbia Income Tax Revenue, RB, Series A, 5.00%, 07/01/47	2,050	2,119,517
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	2,865	3,021,187
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	25,305	26,055,258
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	8,510	8,911,841
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.25%, 10/01/48	1,000	1,024,583
Series A, AMT, 5.25%, 10/01/49	1,190	1,219,640
Series A, AMT, 5.50%, 10/01/55	2,255	2,358,002
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/34(e)	10,170	7,436,234
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/35(e)	13,485	9,386,542

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB (continued)
Series B, Subordinate, 4.00%, 10/01/49	$7,985	$ 6,875,141
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/59	2,795	2,622,729
Sustainability Bonds, 5.00%, 07/15/45	1,210	1,260,497
		73,001,192
Florida — 5.9%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	305	257,246
Series A, 5.00%, 06/01/45	1,750	1,503,117
Series A, 5.50%, 06/01/57	655	561,673
Celebration Pointe Community Development District No. 1, SAB(g)(h)
5.00%, 05/01/32	180	144,000
5.00%, 05/01/48	530	424,000
City of Fort Lauderdale Florida Water & Sewer Revenue, RB
Series B, 5.50%, 09/01/48	2,920	3,137,919
Series B, 5.50%, 09/01/53	1,700	1,811,357
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/47(c)	20	21,231
City of Miami Florida, RB, Series A, 5.00%, 03/01/48	1,800	1,850,757
City of Tampa Florida, RB, CAB, Series A, 0.00%, 09/01/45(e)	6,275	2,460,454
Collier County Health Facilities Authority, RB, 4.00%, 05/01/52	1,070	880,106
Collier County Industrial Development Authority, RB, Series A, (AGM), 5.00%, 10/01/54	3,500	3,507,428
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/44	995	1,009,509
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	1,700	1,509,613
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	585	549,254
County of Lee Florida Airport Revenue, ARB
AMT, 5.25%, 10/01/49	2,050	2,098,584
AMT, (AGM), 5.25%, 10/01/54	4,325	4,421,628
County of Miami-Dade Florida Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/44	3,525	3,560,881
Series A, AMT, 5.50%, 10/01/55	2,840	2,952,349
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	3,120	3,143,585
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/38	950	986,576
Series A, AMT, 5.25%, 10/01/52	1,245	1,255,319
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/46	260	89,711
Series A-2, 0.00%, 10/01/47	435	139,720
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	5,085	5,151,143
(AGM), 5.75%, 09/01/54	1,455	1,543,615
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	1,155	934,346
Security	Par (000)	Value
Florida (continued)
Escambia County Health Facilities Authority, Refunding RB, 5.00%, 08/15/40	$1,050	$ 1,058,102
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	240,333
4.20%, 05/01/50	450	377,590
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/56	400	378,099
AMT, 5.00%, 05/01/29(b)	920	925,837
Florida Development Finance Corp., Refunding RB
5.00%, 09/15/40(b)	340	329,088
AMT, (AGM), 5.00%, 07/01/44	8,255	8,104,992
AMT, (AGM), 5.25%, 07/01/47	2,000	1,984,364
Florida Housing Finance Corp., RB, S/F Housing
Series 5, (FHLMC, FNMA, GNMA), 5.00%, 07/01/50	4,410	4,449,179
Series 5, (FHLMC, FNMA, GNMA), 5.05%, 01/01/56	2,835	2,840,477
Florida Housing Finance Corp., Refunding RB, S/F Housing, Series 3, (FHLMC, FNMA, GNMA), 4.75%, 07/01/51	4,835	4,736,313
Florida State Board of Governors, RB, Series A, (BAM), 4.25%, 10/01/53	7,000	6,341,142
Hillsborough County Industrial Development Authority, Refunding RB
Series C, 5.25%, 11/15/49	3,940	4,110,474
Series C, 4.13%, 11/15/51	5,000	4,544,131
Series C, 5.50%, 11/15/54	3,500	3,700,664
Jacksonville Aviation Authority, ARB, AMT, 5.25%, 10/01/55	3,425	3,477,358
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	181,114
5.38%, 05/01/47	185	185,284
6.30%, 05/01/54	1,925	2,017,171
Lee County Industrial Development Authority, RB
Series B-2, 4.38%, 11/15/29	505	505,870
Series B-3, 4.13%, 11/15/29	525	525,391
Orange County Health Facilities Authority, RB
4.00%, 10/01/52	1,000	838,160
Series A, 5.00%, 10/01/53	5,075	5,116,229
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	8,075	8,255,627
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	940	854,256
4.00%, 05/01/50	900	733,358
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	3,250	2,826,253
Preserve at South Branch Community Development District, SAB, 4.00%, 11/01/50	500	425,165
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	600	531,588
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(g)(h)	5,629	3,827,628
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	1,895	1,904,560
Trout Creek Community Development District, SAB
4.00%, 05/01/40	630	573,122
4.00%, 05/01/51	1,050	849,473
Two Lakes Community Development District, SAB, 5.00%, 05/01/55	1,540	1,473,625
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	$1,000	$ 699,664
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	1,045	1,035,791
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	260	257,956
Westside Community Development District, Refunding SAB(b)
4.10%, 05/01/37	260	247,227
4.13%, 05/01/38	260	244,259
Westside Community Development District, SAB, 4.00%, 05/01/50	815	672,650
		128,284,685
Georgia — 2.5%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	1,520	1,528,504
County of DeKalb Georgia Water & Sewerage Revenue, Refunding RB, 5.00%, 10/01/48	3,135	3,230,023
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	2,615	2,314,285
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)(g)(h)	1,410	944,700
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,460	1,269,487
Georgia Housing & Finance Authority, RB, S/F Housing
Series C, 5.13%, 12/01/50	6,640	6,732,781
Series G, (FNMA, GNMA), 4.90%, 12/01/50	5,650	5,652,832
Main Street Natural Gas, Inc., RB(a)
Series A, 5.00%, 06/01/53	21,170	21,890,587
Series B, 5.00%, 12/01/52	5,000	5,149,440
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 4.15%, 12/01/53(a)	2,830	2,902,498
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	1,870	1,880,734
		53,495,871
Hawaii — 0.3%
State of Hawaii Airports System Revenue, ARB
Series B, 5.00%, 07/01/49	4,090	4,286,581
AMT, 5.25%, 08/01/26	2,475	2,475,000
		6,761,581
Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB
(AGM-CR), 4.38%, 03/01/53	2,220	2,146,559
Series A, 4.38%, 03/01/53	895	838,519
Idaho Housing & Finance Association, RB
(GTD), 5.50%, 05/01/52	1,250	1,263,530
(GTD), 5.50%, 05/01/57	1,510	1,523,348
Series A, 5.00%, 08/15/48	2,015	2,092,796
Series A, 5.25%, 08/15/48	3,250	3,418,820
Power County Industrial Development Corp., RB, 6.45%, 08/01/32	2,000	2,006,090
		13,289,662
Illinois — 6.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,200	3,209,354
Series A, 5.00%, 12/01/40	1,730	1,644,525
Series A, 6.25%, 12/01/50	8,435	8,772,497
Series C, 5.25%, 12/01/35	1,845	1,803,829
Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO (continued)
Series D, 5.00%, 12/01/46	$7,085	$ 6,439,923
Chicago Board of Education, Refunding GO
Series B, 6.00%, 12/01/43	3,770	3,937,161
Series C, 5.00%, 12/01/34	475	475,436
Series G, 5.00%, 12/01/34	1,025	1,025,940
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 4.50%, 01/01/48	4,000	3,797,620
Class A, AMT, Senior Lien, (AGM), 5.50%, 01/01/53	3,700	3,786,682
Series E, AMT, Senior Lien, 5.50%, 01/01/60	19,150	19,683,982
Series A, Senior Lien, 5.25%, 01/01/61	14,425	14,756,462
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.25%, 01/01/48	1,660	1,693,259
Series A, AMT, Senior Lien, 4.38%, 01/01/53	1,390	1,268,717
Chicago O’Hare International Airport, Refunding RB, Series C, Senior Lien, 5.25%, 01/01/54	2,250	2,326,997
City of Chicago Illinois Wastewater Transmission Revenue, RB
Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	1,290	1,328,910
Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	885	908,374
City of Chicago Illinois Waterworks Revenue, RB
Series A, 5.50%, 11/01/66	2,015	2,090,841
Series A, 2nd Lien, (AGM), 5.50%, 11/01/62	3,220	3,328,491
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/41(c)	1,100	1,107,361
Series C, 4.00%, 02/15/41	15	13,977
Illinois Housing Development Authority, RB, S/F Housing
Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	480	491,158
Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	2,365	2,516,503
Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	1,470	1,577,782
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43	1,795	1,789,453
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	980	1,010,723
Series A, 4.00%, 01/01/46	395	369,419
Series B, 5.00%, 01/01/41	13,000	13,009,536
Metropolitan Pier & Exposition Authority, RB, Series A, 5.50%, 06/15/53	280	280,021
Metropolitan Pier & Exposition Authority, RB, CAB(e)
(BAM-TCRS), 0.00%, 12/15/56	2,165	460,285
Series A, 0.00%, 12/15/56	3,020	614,185
Metropolitan Pier & Exposition Authority, Refunding RB(e)
Series B, (AGM), 0.00%, 06/15/44	12,445	5,451,334
Series B, (AGM), 0.00%, 06/15/47	22,775	8,328,412
State of Illinois, GO
5.50%, 05/01/39	2,635	2,768,005
Series B, 5.25%, 05/01/41	1,770	1,853,986
Series B, 5.25%, 05/01/43	1,115	1,160,363
Series B, 5.25%, 05/01/44	1,360	1,423,322
Series C, 5.50%, 04/01/51	10,850	11,349,912
Series D, 5.00%, 11/01/28	1,405	1,438,978
Series E, 5.00%, 09/01/43	755	782,142
Series F, 5.25%, 09/01/48	2,620	2,679,400
		142,755,257

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Indiana — 0.6%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(b)	$345	$ 352,686
Indiana Finance Authority, RB
5.00%, 06/01/51	220	186,042
5.00%, 06/01/56	190	156,226
Series A, 5.00%, 10/01/53	2,995	3,040,959
Indiana Finance Authority, Refunding RB
Class A, 5.50%, 10/01/50	665	703,812
Series C, 5.25%, 10/01/46	5,945	6,270,794
Series C, 5.25%, 10/01/47	2,055	2,157,947
Indianapolis Local Public Improvement Bond Bank, Refunding ARB, Series B1, 5.25%, 01/01/55	990	1,022,921
		13,891,387
Iowa — 0.2%
Iowa Finance Authority, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 07/01/49	1,270	1,254,917
Iowa Finance Authority, Refunding RB, Series A, 5.13%, 05/15/59	850	791,503
University of Iowa Facilities Corp., RB
5.00%, 06/01/47	1,890	1,960,204
5.00%, 06/01/48	1,190	1,227,589
		5,234,213
Kansas — 0.2%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	400	399,395
University of Kansas Hospital Authority, Refunding RB, 5.50%, 03/01/54	2,820	2,989,291
		3,388,686
Kentucky — 1.1%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	150	140,768
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	5,420	5,643,893
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Convertible, 6.45%, 07/01/34	500	562,300
Convertible, 6.60%, 07/01/39	830	922,398
Convertible, 6.75%, 07/01/43	5,750	6,346,903
Kentucky State Property & Building Commission, RB, Series A, 5.50%, 11/01/42	875	955,500
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, Series C, 5.00%, 05/15/49	2,000	2,051,483
University of Kentucky, RB, Class A, 5.00%, 04/01/55	8,020	8,069,019
		24,692,264
Louisiana — 1.1%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/53	1,330	1,300,085
AMT, 5.75%, 09/01/64	7,385	7,597,461
Louisiana Stadium & Exposition District, Refunding RB
Series A, 5.00%, 07/01/48	3,910	3,979,643
Series A, 5.25%, 07/01/53	6,950	7,095,987
Parish of East Baton Rouge Capital Improvements District, RB, 5.00%, 08/01/46	1,370	1,434,468
Port New Orleans Board of Commissioners, ARB, Series E, AMT, 5.00%, 04/01/44	2,450	2,464,981
		23,872,625
Security	Par (000)	Value
Maryland — 0.5%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	$135	$ 135,284
Maryland Economic Development Corp., RB
Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	525	532,033
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	1,550	1,552,887
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	2,530	2,473,236
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 08/15/54	4,810	4,924,105
Maryland Stadium Authority, RB, 5.00%, 06/01/54	1,480	1,503,624
		11,121,169
Massachusetts — 2.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 5.00%, 06/01/52	3,115	3,179,772
Commonwealth of Massachusetts, GOL
Series A, 5.00%, 01/01/49	3,000	3,095,195
Series D, 5.00%, 10/01/50	3,005	3,086,785
Massachusetts Development Finance Agency, RB, 5.00%, 10/01/48	2,800	2,513,421
Massachusetts Development Finance Agency, Refunding RB
5.00%, 04/15/40	400	384,384
5.00%, 07/01/47	1,815	1,829,289
(AGM), 5.50%, 07/01/50	7,510	8,044,541
5.50%, 07/01/55	5,660	5,929,677
(AGM-CR), 5.50%, 07/01/55	4,500	4,754,132
(AGM), 5.50%, 07/01/55	4,010	4,236,738
5.50%, 12/01/56	7,615	8,004,701
Series A, 5.00%, 10/01/35	500	495,113
Series P, 5.45%, 05/15/59	2,010	2,103,922
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	645	583,547
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	8,565	8,709,515
Port of Seattle Washington, ARB, Series E, Intermediate Lien, 5.00%, 11/01/49	1,210	1,241,790
		58,192,522
Michigan — 1.4%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,022
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47(c)	45	45,871
Lansing Community College, GOL, 5.00%, 05/01/44	5,070	5,180,877
Michigan Finance Authority, RB, Sustainability Bonds, 5.50%, 02/28/57	6,650	6,798,881
Michigan Finance Authority, Refunding RB
4.00%, 09/01/46	550	475,908
4.00%, 11/15/46	1,300	1,136,722
5.00%, 12/01/48	1,955	1,972,377
5.00%, 12/01/48(c)	45	47,219
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/46	1,000	1,004,409
Series I, 4.00%, 10/15/52	1,265	1,111,549
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	6,490	6,525,240
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Michigan (continued)
Michigan Strategic Fund, RB (continued)
AMT, 5.00%, 06/30/48	$4,305	$ 4,225,189
State of Michigan Trunk Line Revenue, RB, 5.25%, 11/15/49	1,145	1,204,101
		29,738,365
Minnesota — 0.9%
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,035,700
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	9,485	8,357,355
Series A, 5.25%, 02/15/58	5,640	5,655,622
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, Subordinate, 5.25%, 01/01/49	1,900	1,961,889
Minnesota Housing Finance Agency, RB, S/F Housing
Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,405	1,465,178
Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	1,375	1,455,805
		19,931,549
Mississippi — 0.4%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	7,010	7,203,448
Mississippi Home Corp., RB, Series 2025-06FN, Class PT, 4.55%, 04/01/42	495	498,476
Mississippi Home Corp., RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.80%, 12/01/49	1,970	1,970,684
		9,672,608
Missouri — 1.3%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 04/01/45	1,365	1,284,722
Series A, 4.00%, 02/15/49	1,910	1,626,763
Series A, 4.25%, 04/01/55	17,125	15,737,988
Series A, Class P, 5.25%, 02/01/54	330	330,115
Series C, 4.00%, 11/15/49	3,455	3,029,045
Kansas City Industrial Development Authority, ARB, Class B, AMT, (AGM), 5.00%, 03/01/55	3,500	3,470,992
Kansas City Industrial Development Authority, RB, M/F Housing, Sustainability Bonds, (FNMA), 4.39%, 09/01/42	889	842,392
Missouri Housing Development Commission, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	170	164,859
Series C, (FHLMC, FNMA, GNMA), 4.55%, 11/01/44	1,330	1,315,858
Series C, (FHLMC, FNMA, GNMA), 5.00%, 11/01/55	1,160	1,166,304
		28,969,038
Montana — 0.0%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	150	130,300
Security	Par (000)	Value
Nebraska — 0.3%
Omaha Public Power District, RB
Series A, 5.25%, 02/01/48	$950	$ 998,432
Series A, 5.00%, 02/01/56	4,550	4,641,415
		5,639,847
Nevada — 0.3%
City of Las Vegas Nevada Special Improvement District No. 611, SAB, 4.13%, 06/01/50	1,055	892,994
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	120	113,145
4.00%, 06/01/44	305	277,194
Las Vegas Valley Water District, GOL, Series A, 5.25%, 06/01/55	3,145	3,286,846
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	1,015	1,028,953
5.00%, 07/01/45	1,350	1,357,853
		6,956,985
New Hampshire — 2.3%
New Hampshire Business Finance Authority, RB
Series A, Sustainability Bonds, 5.50%, 06/01/55	19,395	19,991,286
Sustainable Bonds, 5.50%, 06/01/50	2,305	2,393,811
New Hampshire Business Finance Authority, RB, M/F Housing
Class A, 5.10%, 12/20/42	1,725	1,764,443
1st Series, Class B, 5.75%, 04/28/42	5,130	5,160,657
1st Series, Subordinate, 5.13%, 01/28/43(a)	2,835	2,789,744
Series 2025, Subordinate, 5.15%, 09/28/37	8,050	7,838,097
Class A-1, Sustainability Bonds, 4.09%, 11/20/42(a)	10,347	9,810,608
Series 2, Class 3-A, Sustainability Bonds, 4.03%, 10/01/51(a)	1,327	1,265,887
		51,014,533
New Jersey — 6.4%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	500	510,047
Middlesex County Improvement Authority, RB, M/F Housing, Class IA, 5.95%, 06/01/61(b)	1,300	1,324,917
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	2,340	2,343,200
New Jersey Economic Development Authority, RB
5.00%, 06/15/34	1,000	1,048,441
5.00%, 06/15/36	1,270	1,323,369
5.00%, 06/15/43	2,435	2,494,993
Class A, 5.25%, 11/01/47	8,210	8,556,319
Series B, 4.50%, 06/15/40	1,270	1,257,053
Series EEE, 5.00%, 06/15/48	8,325	8,449,491
AMT, (AGM), 5.00%, 01/01/31	2,675	2,713,010
AMT, (AGM), 5.13%, 07/01/42	200	201,083
AMT, 5.38%, 01/01/43	8,725	8,732,127
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	7,897	8,067,351
5.75%, 04/01/31	3,380	3,380,662
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	1,810	1,521,793
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series 1-B, AMT, 4.50%, 12/01/45	1,525	1,509,022

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB (continued)
Sub-Series C, AMT, 3.63%, 12/01/49	$665	$ 521,389
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, 5.10%, 10/01/50	3,670	3,701,807
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/48(c)	4,075	4,536,368
Series AA, 5.00%, 06/15/45	1,315	1,315,343
Series AA, 5.00%, 06/15/46	400	400,082
Series AA, 4.00%, 06/15/50	1,730	1,576,678
Series AA, 5.00%, 06/15/50	685	700,582
Series AA, 5.25%, 06/15/50	1,580	1,651,688
Series BB, 5.00%, 06/15/46	3,465	3,576,551
Series BB, 4.00%, 06/15/50	3,000	2,734,124
Series CC, 5.25%, 06/15/55	7,640	7,894,648
New Jersey Transportation Trust Fund Authority, RB, CAB(e)
Series A, 0.00%, 12/15/35	5,050	3,499,244
Series A, 0.00%, 12/15/38	5,845	3,449,488
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	7,330	7,179,349
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	10,040	10,551,824
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/42	4,000	4,018,374
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	7,165	7,060,207
Sub-Series B, 5.00%, 06/01/46	10,200	9,848,377
Series A, AMT, Intermediate Lien, 5.25%, 06/01/46	12,560	12,585,841
		140,234,842
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	610	598,021
New York — 12.0%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	502,736
City of New York, GO
Series A, 5.00%, 08/01/46	2,265	2,346,029
Series C-1, 5.25%, 09/01/50	7,565	7,847,148
Series D, 4.00%, 04/01/50	1,190	1,044,969
Series G-1, 5.25%, 02/01/53	1,845	1,905,091
Empire State Development Corp., Refunding RB, 4.00%, 03/15/49	1,850	1,643,919
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	2,809,097
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/56	10	10,003
Series A, Sustainability Bonds, (BAM), 4.00%, 11/15/48	2,770	2,410,980
Series C-1, Sustainability Bonds, 5.00%, 11/15/26	65	65,425
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	945	949,764
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	3,720	3,762,399
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	1,760	1,601,775
New York City Housing Development Corp., RB, M/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	2,565	2,456,837
Series A-1, Sustainability Bonds, 5.00%, 11/01/60	4,880	4,867,601
Security	Par (000)	Value
New York (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series D, Sustainability Bonds, (HUD SECT 8), 5.00%, 05/01/56	$2,485	$ 2,486,098
Series F, Sustainability Bonds, (HUD SECT 8), 5.00%, 08/01/55	11,040	11,059,701
Sustainable Bonds, 4.95%, 11/01/56	13,745	13,668,943
New York City Municipal Water Finance Authority, RB, Series BB, 5.25%, 06/15/55	1,385	1,445,748
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	1,835	1,715,472
Series DD, 4.13%, 06/15/47	4,175	3,878,322
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Subordinate, 5.25%, 11/01/51	1,915	2,002,166
Series A-1, Subordinate, 4.00%, 08/01/48	3,560	3,262,068
Series A-1, Subordinate, 5.25%, 05/01/52	3,880	4,033,594
Series B, Subordinate, 5.00%, 05/01/46	1,520	1,582,081
Series B-1, Subordinate, 4.00%, 08/01/48	2,500	2,260,401
Series E, Subordinate, 5.00%, 11/01/53	3,255	3,302,784
Series F-1, Subordinate, 4.00%, 02/01/51	13,955	12,606,538
Series G-1, Subordinate, 5.00%, 05/01/47	1,250	1,287,352
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	630	641,431
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,335	1,157,701
Series A, 6.25%, 06/01/41(b)	8,839	8,411,153
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	255	219,885
Series A-2B, 5.00%, 06/01/51	6,640	4,798,379
Series B, 5.00%, 06/01/41	550	550,124
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	4,280	4,285,074
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	5,835	4,098,111
Series A, Sustainability Bonds, 3.00%, 11/15/51	2,935	2,016,203
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/58	1,305	1,354,537
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	1,160	1,023,469
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/44	1,610	1,637,316
Series A, 5.13%, 11/15/55	700	697,804
New York State Dormitory Authority, Refunding RB
Class A, 5.25%, 05/01/54	9,725	9,965,702
Series A, 4.00%, 03/15/54	6,385	5,580,867
New York State Housing Finance Agency, RB, M/F Housing, Series D-1, Sustainable Bonds, (SONYMA), 4.95%, 05/01/56	4,605	4,580,185
New York State Thruway Authority, RB
Sustainability Bonds, 4.13%, 03/15/56	1,675	1,504,610
Sustainability Bonds, 4.13%, 03/15/57	2,415	2,149,691
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	3,695	3,916,234
AMT, 5.00%, 12/01/40	2,250	2,313,861
Series A, AMT, 5.00%, 07/01/46	2,765	2,717,438
AMT, Sustainability Bonds, 6.00%, 06/30/55	7,645	8,025,892
AMT, Sustainability Bonds, 6.00%, 06/30/59	4,435	4,643,457
AMT, Sustainability Bonds, (AGM), 6.00%, 06/30/60	7,200	7,629,121
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	4,630	4,804,765
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, 4.00%, 10/31/46	$425	$ 380,724
AMT, 4.00%, 04/30/53	605	520,998
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	10,315	10,382,882
AMT, Sustainability Bonds, 5.38%, 06/30/60	5,350	5,404,868
AMT, Sustainability Bonds, 5.50%, 06/30/60	9,580	9,647,950
New York Transportation Development Corp., Refunding RB
Series A, AMT, Sustainability Bonds, (AGM), 5.25%, 12/31/54	3,430	3,483,291
Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	8,275	8,371,812
Port Authority of New York & New Jersey, ARB, Series 218, AMT, 4.00%, 11/01/47	380	336,445
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 01/15/52	3,000	3,021,995
Series 223, AMT, 4.00%, 07/15/41	1,150	1,068,605
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	6,855	6,249,283
Series A, 5.25%, 05/15/52	1,900	1,963,746
Series A, 4.13%, 05/15/53	4,610	4,152,555
Series A, 4.25%, 05/15/58	7,415	6,793,302
Triborough Bridge & Tunnel Authority, RB
Series A-1, 4.00%, 11/15/54	745	657,089
Series A-1, 5.50%, 11/15/56	3,330	3,555,009
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-1, 5.00%, 05/15/51	230	235,811
Series C, 5.00%, 05/15/47	6,930	7,179,694
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	480	391,869
		261,335,979
North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing
Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	1,445	1,421,306
Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	1,560	1,649,550
North Carolina Medical Care Commission, RB
5.13%, 10/01/56	790	787,617
5.25%, 11/01/56	4,670	4,644,969
Series A, 5.13%, 10/01/54	110	110,007
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	460	492,107
		9,105,556
North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series A, (AGM), 5.00%, 12/01/48	880	886,310
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	835	837,313
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	270	265,612
Security	Par (000)	Value
North Dakota (continued)
North Dakota Housing Finance Agency, RB, S/F Housing (continued)
Series C, Sustainability Bonds, 4.75%, 07/01/49	$6,570	$ 6,500,947
Series C, Sustainability Bonds, 6.25%, 01/01/55	515	565,210
		9,055,392
Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	1,525	1,305,184
Series B-2, Class 2, 5.00%, 06/01/55	11,160	8,438,652
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(e)	21,555	1,432,776
Columbus Regional Airport Authority, Refunding ARB, Series A, AMT, 5.50%, 01/01/55	6,175	6,391,081
Columbus-Franklin County Finance Authority, RB, M/F Housing, (FNMA), 4.82%, 11/01/43	2,135	2,147,268
County of Cuyahoga, Refunding GOL, 5.50%, 12/01/61	8,060	8,603,707
County of Franklin Ohio, RB, Series CC, 5.00%, 11/15/49	270	287,187
Ohio Housing Finance Agency, RB, M/F Housing(b)
6.00%, 09/01/41	1,210	1,259,437
Series A, 5.63%, 08/01/41	1,210	1,212,008
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 09/01/49	3,055	2,960,973
State of Ohio, RB, Series P3, AMT, 5.00%, 12/31/39	1,325	1,310,298
State of Ohio, Refunding RB, Series A, (BAM-TCRS), 4.00%, 01/15/50	4,525	3,939,647
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	1,390	1,411,470
		40,699,688
Oklahoma — 0.5%
Creek County Educational Facilities Authority, RB, (BAM), 4.13%, 09/01/48	890	830,350
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	4,455	4,450,137
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	4,015	4,221,292
Series A, (AGM), 4.25%, 01/01/55	970	912,790
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	1,435	1,434,079
		11,848,648
Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB(e)
Series A, (GTD), 0.00%, 06/15/38	2,740	1,620,133
Series A, (GTD), 0.00%, 06/15/38(c)	330	197,313
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series K1, (FNMA), 4.33%, 11/01/43	2,290	2,147,870
		3,965,316
Pennsylvania — 5.2%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.50%, 01/01/48	535	556,530
Series A, AMT, (AGM), 5.50%, 01/01/53	670	690,308

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Allegheny County Airport Authority, ARB (continued)
Series A, AMT, (AGM-CR), 4.00%, 01/01/56	$1,670	$ 1,414,632
Allegheny County Hospital Development Authority, Refunding RB, Series A, (AGM-CR), 5.00%, 04/01/47	4,655	4,690,747
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/47	2,225	2,238,939
Series C, (AGM), 5.25%, 09/01/54	5,165	5,353,053
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, (AGM), 4.50%, 09/01/48	1,415	1,398,578
Geisinger Authority, Refunding RB
4.00%, 04/01/50	3,080	2,646,463
Series A-1, 5.00%, 02/15/45	4,725	4,744,419
Lancaster County Hospital Authority, RB, 5.00%, 11/01/51	2,490	2,497,389
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	675	664,238
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,430	1,190,638
Class B, 5.00%, 05/01/57	2,500	2,450,337
5.00%, 09/01/48	1,100	1,100,863
Series B, (BAM-TCRS), 4.00%, 05/01/52	2,115	1,823,611
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	1,400	1,412,530
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	390	384,913
AMT, 5.50%, 06/30/38	785	833,965
AMT, 5.50%, 06/30/40	2,000	2,106,490
AMT, 5.50%, 06/30/43	515	540,836
AMT, 5.75%, 06/30/48	1,405	1,471,374
AMT, 5.25%, 06/30/53	3,330	3,356,712
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.50%, 12/15/51	7,745	7,317,633
Series A, 5.25%, 12/15/51	7,095	7,323,433
AMT, 5.50%, 11/01/44	2,385	2,384,647
Pennsylvania Higher Educational Facilities Authority, RB
4.00%, 08/15/49	5,000	4,373,639
4.00%, 06/15/55	1,175	1,017,349
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.50%, 08/15/55	4,390	4,674,318
Series B-1, (AGM), 4.25%, 11/01/48	3,450	3,195,714
Series B-1, (AGM), 4.25%, 11/01/51	4,635	4,177,761
Series B-1, (AGM), 5.00%, 11/01/51	5,950	5,953,543
Series B2, 4.38%, 11/01/54	1,865	1,659,932
Series B2, 5.50%, 11/01/54	2,280	2,329,071
Pennsylvania Housing Finance Agency, RB, Series 2024-26FN, Class PT, 4.63%, 02/01/42	1,775	1,749,306
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 5.45%, 04/01/51	1,820	1,857,203
Series 145A, Sustainability Bonds, 4.75%, 10/01/49	9,985	9,878,553
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	$1,895	$ 1,960,052
Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	1,130	1,122,947
Pennsylvania Turnpike Commission, RB
Series A, Subordinate, 4.00%, 12/01/50	1,075	942,674
Series B, Subordinate, 4.00%, 12/01/51	610	530,510
Philadelphia Authority for Industrial Development, RB
5.25%, 11/01/52	1,725	1,749,654
Series A, 4.00%, 07/01/49	3,000	2,706,893
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/49	2,420	2,512,531
Pittsburgh School District, GOL, (SAW), 3.00%, 09/01/41	1,165	946,056
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	400	423,861
		114,354,845
Puerto Rico — 5.1%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	6,720	7,095,403
Series A-1, Restructured, 5.75%, 07/01/31	7,656	8,261,154
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	21,485	20,397,700
Series A-1, Restructured, 5.00%, 07/01/58	50,822	48,829,681
Series A-2, Restructured, 4.78%, 07/01/58	9,291	8,782,382
Series A-2, Restructured, 4.33%, 07/01/40	1,000	976,395
Series B-1, Restructured, 4.75%, 07/01/53	391	371,212
Series B-2, Restructured, 4.78%, 07/01/58	1,485	1,397,061
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	39,635	14,422,423
		110,533,411
Rhode Island — 0.3%
Rhode Island Health and Educational Building Corp., RB, 5.00%, 11/01/53	1,870	1,880,943
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing
Sustainability Bonds, (GNMA), 4.60%, 10/01/44	2,970	2,936,397
Series A, Sustainability Bonds, (GNMA), 4.45%, 10/01/44	1,550	1,517,244
		6,334,584
South Carolina — 2.6%
Charleston County Airport District, ARB, Series A, AMT, 5.25%, 07/01/54	1,150	1,167,540
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	296,706
4.38%, 11/01/49	470	411,652
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	9,230	9,768,949
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	3,100	2,564,691
7.50%, 08/15/62(b)	895	792,680
Series A, 5.50%, 11/01/48	2,170	2,290,671
Series A, 5.50%, 11/01/49	8,100	8,526,512
Series A, 5.50%, 11/01/50	2,210	2,321,912
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB (continued)
Series A, 4.50%, 11/01/54	$3,310	$ 3,135,673
Series A, 5.50%, 11/01/54	2,285	2,386,698
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 4.25%, 05/01/48	1,385	1,256,340
South Carolina Public Service Authority, Refunding RB
Series A, (AGM), 5.00%, 12/01/55	1,110	1,127,985
Series B, 5.00%, 12/01/46	3,040	3,155,401
Series B, 5.00%, 12/01/51	675	682,975
Series B, (AGM), 5.00%, 12/01/54	900	914,618
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 5.00%, 07/01/50	4,870	4,919,337
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series A, 4.95%, 07/01/53	205	197,663
Series B-1, (FHLMC, FNMA, GNMA), 4.75%, 07/01/51	7,095	6,950,185
Series B-1, (FHLMC, FNMA, GNMA), 4.80%, 07/01/56	4,555	4,384,048
		57,252,236
Tennessee — 2.2%
Knox County Health Educational & Housing Facility Board, RB
Series A-1, (BAM), 5.50%, 07/01/54	490	505,285
Series A-1, (BAM), 5.50%, 07/01/59	430	441,534
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	8,775	8,699,859
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
4.00%, 10/01/49	675	546,358
4.00%, 10/01/54	3,235	2,905,618
5.25%, 10/01/58	5,395	5,005,412
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series B, Subordinate, (AGM), 5.25%, 07/01/48	2,900	3,022,243
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	5,835	6,082,731
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	4,705	4,955,632
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	2,560	2,666,704
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	10,260	10,499,307
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 3A, Sustainability Bonds, 6.25%, 01/01/54	1,755	1,882,806
		47,213,489
Texas — 13.3%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	3,715	3,342,492
Arlington Higher Education Finance Corp., RB(b)(g)(h)
7.50%, 04/01/62	3,915	1,957,500
7.88%, 11/01/62	3,350	2,010,000
Aubrey Independent School District, GO, (PSF), 4.00%, 02/15/52	1,000	886,604
Bexar Management And Development Corp., RB, M/F Housing, (FNMA), 4.61%, 07/01/44	2,285	2,234,780
City of Austin Texas Airport System Revenue, ARB
Series A, 5.00%, 11/15/41	1,990	1,995,178
Security	Par (000)	Value
Texas (continued)
City of Austin Texas Airport System Revenue, ARB (continued)
AMT, 5.25%, 11/15/47	$2,500	$ 2,573,379
City of Austin Texas Airport System Revenue, Refunding ARB, Series B, AMT, 5.25%, 11/15/56	13,925	14,223,902
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	5,915	6,056,513
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.13%, 07/15/53	3,805	3,277,325
City of Galveston Texas Wharves & Terminal Revenue, ARB
Series A, AMT, 1st Lien, 5.50%, 08/01/43	100	105,479
Series A, AMT, 1st Lien, 5.50%, 08/01/44	100	105,115
City of Houston Texas Airport System Revenue, ARB
Series B, AMT, 5.50%, 07/15/36	300	323,755
Series B, AMT, 5.50%, 07/15/37	780	836,343
Series B, AMT, 5.50%, 07/15/39	1,400	1,482,692
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, 5.50%, 07/01/55	10,780	11,230,247
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	370	370,365
Sub-Series A, AMT, 4.00%, 07/01/48	3,420	2,949,932
City of Houston Texas Hotel Occupancy Tax & Special Revenue, Refunding RB, Series C, 1st Lien, 5.50%, 09/01/58	15,800	16,613,507
City of Houston Texas, GOL
Series A, 5.25%, 03/01/49	3,560	3,732,701
Series A, 4.13%, 03/01/51	1,775	1,578,158
City of Houston Texas, Refunding GOL
Series A, 5.25%, 03/01/42	470	500,177
Series A, 5.25%, 03/01/43	810	860,780
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	1,065	951,087
Clifton Higher Education Finance Corp., Refunding RB, Series A, (PSF), 4.13%, 08/15/49	2,595	2,321,459
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	7,445	6,770,237
Coppell Independent School District, Refunding GO, (PSF), 0.00%, 08/15/30(e)	10,030	8,707,504
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 1st Lien, 4.00%, 08/15/49	4,970	4,320,515
Series A, 1st Lien, 4.00%, 08/15/54	7,365	6,261,370
County of Harris Texas, Refunding GOL, (NPFGC), 0.00%, 08/15/28(e)	10,915	10,231,213
Crowley Independent School District, GO, (PSF), 4.25%, 02/01/53	310	289,278
Dallas Fort Worth International Airport, Refunding ARB, Series B, 5.00%, 11/01/47	1,625	1,677,321
Dallas Independent School District, Refunding GO
(PSF), 4.00%, 02/15/53	900	799,513
Series B, (PSF), 4.00%, 02/15/55	2,275	2,000,903
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	1,410	1,289,623
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	1,305	1,144,746
EP Royal Estates PFC, RB, M/F Housing, 4.25%, 10/01/39	335	318,427
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	1,735	1,566,814

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/46(d)	$2,365	$ 2,450,640
Greenwood Independent School District, GO, (PSF), 4.00%, 02/15/54	3,220	2,837,308
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Class A, 4.13%, 07/01/52	5,910	5,173,701
Harris County Municipal Utility District No. 534, GO
(AGM), 5.00%, 09/01/47	1,750	1,765,177
(BAM), 5.00%, 09/01/47	1,100	1,109,540
Harris County-Houston Sports Authority, Refunding RB(e)
Series A, Senior Lien, 0.00%, 11/15/38	4,750	2,423,337
Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41	10,690	4,522,563
Hidalgo County Regional Mobility Authority, RB, CAB(e)
Series A, 0.00%, 12/01/42	500	219,782
Series A, 0.00%, 12/01/43	1,000	412,629
Leander Independent School District, Refunding GO, Series A, (PSF), 5.00%, 08/15/50	5,750	5,953,006
Longview Independent School District, GO, (PSF), 4.00%, 02/15/49	3,615	3,306,390
Lower Colorado River Authority, Refunding RB, (AGM), 5.00%, 05/15/49	3,055	3,114,814
Midland County Fresh Water Supply District No. 1, RB, CAB(c)(e)
Series A, 0.00%, 09/15/36	2,340	1,462,169
Series A, 0.00%, 09/15/37	10,540	6,235,714
Series A, 0.00%, 09/15/38	10,760	6,046,138
Series A, 0.00%, 09/15/40	12,305	6,245,698
Series A, 0.00%, 09/15/41	6,815	3,286,661
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.50%, 08/15/49	7,505	8,078,133
Series A, 5.00%, 08/15/50(b)	1,655	1,372,680
Series A, 5.00%, 08/15/51(b)	1,535	1,386,093
North Texas Tollway Authority, RB(c)
Series B, 0.00%, 09/01/37(e)	5,030	2,642,809
Series C, Convertible, 6.75%, 09/01/45(d)	2,500	2,915,748
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	1,995	1,799,443
Series B, 5.00%, 01/01/43	7,695	7,725,167
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	6,405	6,710,843
Port Authority of Houston of Harris County Texas, ARB
5.00%, 10/01/51	3,360	3,419,531
1st Lien, 5.00%, 10/01/53	1,375	1,401,821
Prosper Independent School District, GO, (PSF), 4.00%, 02/15/54	2,860	2,528,080
San Antonio Housing Trust Public Facility Corp., RB, Series 2024-11FN, Class PT, 4.45%, 04/01/43	405	390,447
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	1,275	1,172,631
Sunnyvale Independent School District, Refunding GO, (PSF), 4.25%, 02/15/55	1,960	1,796,896
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	2,900	2,943,397
Series A, 4.00%, 07/01/53	5,005	4,274,333
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB
5.00%, 11/15/40	2,500	2,500,128
5.00%, 10/01/49	610	606,175
Security	Par (000)	Value
Texas (continued)
Tarrant County Hospital District, GOL, 4.25%, 08/15/53	$7,980	$ 7,099,121
Tarrant Regional Water District, RB, 4.25%, 09/01/55	4,800	4,430,132
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	1,030	919,276
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 5.13%, 01/01/54	540	551,847
Series A, (GNMA), 5.75%, 03/01/54	4,250	4,559,689
Series C, (GNMA), 5.00%, 09/01/48	3,650	3,690,937
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	2,935	3,075,815
Texas Municipal Gas Acquisition & Supply Corp. IV, RB, Series B, 5.50%, 01/01/54(a)	2,500	2,663,557
Texas Transportation Commission State Highway 249 System, RB, CAB(e)
0.00%, 08/01/35	270	183,122
0.00%, 08/01/36	145	93,335
0.00%, 08/01/37	195	118,784
0.00%, 08/01/38	200	115,346
0.00%, 08/01/39	1,000	543,949
0.00%, 08/01/40	500	257,277
0.00%, 08/01/41	2,000	971,555
0.00%, 08/01/42	2,345	1,076,398
0.00%, 08/01/43	795	344,348
0.00%, 08/01/44	605	247,305
0.00%, 08/01/45	1,135	437,846
Texas Water Development Board, RB
4.45%, 10/15/36	675	700,417
4.75%, 10/15/55	3,870	3,789,557
Series A, 4.38%, 10/15/59	4,780	4,379,950
Thrall Independent School District, GO, (PSF), 5.25%, 02/15/48	3,525	3,659,424
Waller Consolidated Independent School District, GO, Series A, (PSF), 4.00%, 02/15/53	1,700	1,496,403
Ysleta Independent School District, GO, (PSF), 4.25%, 08/15/56	6,330	5,764,382
		289,296,328
Utah — 1.6%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	1,242	1,258,190
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/43	1,790	1,807,174
Series A, AMT, 5.00%, 07/01/51	1,340	1,341,179
Series A, AMT, 5.50%, 07/01/55	9,875	10,301,930
County of Utah, RB
Series A, 3.00%, 05/15/50	1,840	1,330,167
Series B, 4.00%, 05/15/47	1,340	1,216,537
Downtown Revitalization Public Infrastructure District, RB
Series A, 1st Lien, (AGM), 5.50%, 06/01/55	6,020	6,368,270
Series B, 2nd Lien, (AGM), 5.50%, 06/01/50	3,450	3,689,805
Series B, 2nd Lien, (AGM), 5.50%, 06/01/55	2,135	2,253,775
Resort Core Public Infrastructure District No. 1, GOL, Series A-1, 5.63%, 03/01/51	1,400	1,401,790
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	300	286,359
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(b)	610	585,978
(UT), 4.00%, 04/15/42	400	357,299
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utah (continued)
Utah Charter School Finance Authority, Refunding RB (continued)
5.00%, 06/15/55(b)	$835	$ 723,014
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	1,470	1,442,945
		34,364,412
Vermont — 0.0%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	275	267,916
Virginia — 1.5%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	601	591,212
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(d)	1,441	1,333,096
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	7,375	6,653,811
Henrico County Economic Development Authority, RB
Class A, 5.00%, 10/01/47	4,580	4,603,701
Class A, 5.00%, 10/01/52	1,170	1,157,038
Series A, 5.00%, 11/01/48	4,145	4,231,793
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,190	2,555,335
Virginia Housing Development Authority, RB, M/F Housing
Series A, 4.60%, 09/01/49	2,330	2,255,068
Series G, 5.05%, 11/01/47	1,825	1,855,482
Series G, 5.15%, 11/01/52	505	512,610
Virginia Housing Development Authority, RB, S/F Housing
Series E-2, 4.40%, 10/01/44	465	452,148
Series E-2, 4.55%, 10/01/49	230	221,851
Series H, (FHLMC, FNMA, GNMA), 4.90%, 01/01/57	2,840	2,754,658
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/56	2,490	2,437,799
Virginia Small Business Financing Authority, Refunding RB, Series A, 5.25%, 12/01/56	1,035	1,040,305
		32,655,907
Washington — 1.3%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 2.39%, 01/01/40(a)	615	613,049
Port of Seattle Washington, ARB, Series B, AMT, Intermediate Lien, 5.50%, 10/01/50	2,525	2,661,989
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	5,645	5,718,976
Vancouver Housing Authority, RB, M/F Housing, 5.00%, 08/01/40	4,425	4,441,912
Washington Health Care Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	875	888,619
Series A, 5.50%, 09/01/55	4,365	4,555,883
Washington State Housing Finance Commission, RB, 5.25%, 07/01/51	1,105	1,134,018
Washington State Housing Finance Commission, RB, M/F Housing(a)
Series 2025-1, 4.08%, 11/20/41	3,445	3,241,446
Security	Par (000)	Value
Washington (continued)
Washington State Housing Finance Commission, RB, M/F Housing(a) (continued)
Series 2, Class 1, Sustainability Bonds, 4.09%, 03/01/50	$1,320	$ 1,258,541
Washington State Housing Finance Commission, Refunding RB
5.00%, 01/01/43(b)	3,065	2,900,046
Series A, 5.00%, 07/01/48	205	207,251
		27,621,730
West Virginia — 0.2%
City of Martinsburg West Virginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	570	555,141
West Virginia Hospital Finance Authority, RB, Class A, 4.38%, 06/01/53	3,000	2,753,288
		3,308,429
Wisconsin — 2.1%
Public Finance Authority, RB
Class A, 5.00%, 06/15/51(b)	855	703,242
Class A, 5.00%, 06/15/56(b)	400	318,980
Series A, 5.00%, 07/01/55(b)	1,120	952,036
Series A-1, 4.50%, 01/01/35(b)	1,340	1,294,340
AMT, 5.75%, 06/30/60	2,655	2,745,166
AMT, 6.50%, 06/30/60	2,050	2,243,065
AMT, 5.75%, 12/31/65	5,990	6,180,532
AMT, 6.50%, 12/31/65	12,015	13,146,551
AMT, Sustainability Bonds, 4.00%, 09/30/51	5,615	4,677,862
AMT, Sustainability Bonds, 4.00%, 03/31/56	1,835	1,478,861
Public Finance Authority, RB, M/F Housing, 8.00%, 02/01/37(b)	1,740	1,710,253
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	710	666,299
5.25%, 11/15/55	475	480,516
Series B, AMT, 5.00%, 07/01/42	990	989,979
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/54	265	273,053
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	3,280	2,794,241
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	1,150	1,165,552
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 09/01/50	2,535	2,477,500
Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 03/01/51	695	682,123
		44,980,151
Wyoming — 0.0%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	855	750,571
Total Municipal Bonds — 107.6% (Cost: $2,328,128,928)		2,348,881,526
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama — 3.5%
Black Belt Energy Gas District, RB
Series B, 5.25%, 12/01/53	12,500	13,290,949
Series C, 5.50%, 10/01/54(j)	20,407	21,731,219

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Alabama (continued)
Black Belt Energy Gas District, RB (continued)
Series C-1, 5.25%, 02/01/53	$25,895	$ 26,997,968
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	12,450	13,516,667
		75,536,803
California — 2.3%
California Community Choice Financing Authority, RB, Series E-1, Sustainability Bonds, 5.00%, 02/01/54	10,000	10,413,955
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	8,800	8,801,235
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.25%, 05/15/50	16,742	17,395,219
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/48	14,500	14,648,435
		51,258,844
Colorado — 1.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/43(j)	10,000	10,115,674
Series A, AMT, 5.50%, 11/15/53	17,783	18,448,253
		28,563,927
District of Columbia — 3.9%
District of Columbia Income Tax Revenue, Refunding RB
Series A, 5.00%, 06/01/50	10,320	10,673,512
Series A, 5.25%, 06/01/50	23,000	24,253,857
District of Columbia Water & Sewer Authority, Refunding RB, Series B, 5.00%, 10/01/49	6,035	6,103,738
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, 5.00%, 10/01/49	11,194	11,172,867
Series A, AMT, 5.00%, 10/01/50	6,218	6,258,146
Series A, AMT, 5.50%, 10/01/54	11,620	12,062,038
Series A, AMT, 5.50%, 10/01/55	4,160	4,350,018
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, 5.50%, 07/15/60	9,280	9,777,778
		84,651,954
Florida — 4.4%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	16,105	17,159,941
City of Melbourne Florida Water & Sewer Revenue, RB, Series 2023-ZF, 5.00%, 11/15/50	6,910	7,086,970
City of Tallahassee, RB
Series 2025-ZF, 5.25%, 10/01/50	9,753	10,325,998
Series 2025-ZF, 5.25%, 10/01/55	7,420	7,791,545
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/50	6,149	6,287,820
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/51	10,510	10,733,421
Greater Orlando Aviation Authority, ARB
AMT, Subordinate, 5.25%, 10/01/51(j)	10,380	10,587,287
Series A, AMT, 5.00%, 10/01/42	13,280	13,356,175
Security	Par (000)	Value
Florida (continued)
JEA Water & Sewer System Revenue, Refunding RB, Series A, 5.25%, 10/01/49	$4,915	$ 5,163,184
Tampa Bay Water, RB, Series A, 5.25%, 10/01/54(j)	6,672	6,925,065
		95,417,406
Georgia — 3.0%
City of Atlanta Georgia Department of Aviation, ARB, Series B-1, AMT, Sustainability Bonds, 5.50%, 07/01/55	5,340	5,570,954
County of DeKalb Georgia Water & Sewerage Revenue, RB, Series A, 5.00%, 10/01/55	38,177	39,191,939
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 5.25%, 12/01/50(j)	11,883	11,467,053
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(j)	9,240	9,703,977
		65,933,923
Illinois(j) — 1.5%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 5.00%, 12/01/49	21,102	21,585,252
Regional Transportation Authority, RB, Series A, 5.00%, 06/01/50	10,000	10,211,803
		31,797,055
Indiana — 1.0%
Indiana Finance Authority, RB
Series A, 4.00%, 11/01/51	10,390	8,966,978
Series A, 5.00%, 10/01/53	12,775	12,971,037
		21,938,015
Maryland — 0.8%
Maryland Stadium Authority, RB, 5.00%, 06/01/54	17,414	17,692,404
Massachusetts — 1.9%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 5.00%, 06/01/52	10,000	10,207,937
Commonwealth of Massachusetts, GO, Series 2024, 5.00%, 12/01/51	8,800	9,061,225
Commonwealth of Massachusetts, GOL
Series A, 5.00%, 05/01/48	7,712	7,951,562
Series A, 5.00%, 04/01/55	3,380	3,465,048
Series D, 5.00%, 10/01/51	10,000	10,249,334
		40,935,106
Michigan — 1.6%
Michigan State Hospital Finance Authority, Refunding RB, Series 2024-ZF, 5.00%, 11/15/47	10,000	10,061,355
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.05%, 10/01/48	2,339	2,056,378
Series A, 5.00%, 10/01/48	12,964	13,149,532
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/46	10,000	10,490,461
		35,757,726
Minnesota — 0.7%
Minneapolis-St. Paul Metropolitan Airports Commission, ARB, AMT, Subordinate, 5.25%, 01/01/49	15,240	15,736,847
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Missouri — 0.8%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53(j)	$5,000	$ 4,244,459
Missouri Housing Development Commission, RB, S/F Housing, Series E, 4.60%, 11/01/49	13,155	12,757,590
		17,002,049
Nebraska — 0.9%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	5,240	5,426,452
Nebraska Investment Finance Authority, RB, S/F Housing, Series E, Sustainability Bonds, (AGM), 4.80%, 09/01/54	5,904	5,759,704
Omaha Public Power District, Refunding RB, Series B, 5.25%, 02/01/48	8,980	9,437,807
		20,623,963
Nevada — 1.4%
County of Clark Nevada, GOL, Series A, 5.00%, 05/01/48	19,650	19,894,485
Las Vegas Valley Water District, GOL, Series A, 5.00%, 06/01/49	9,500	9,774,264
		29,668,749
New Jersey — 1.9%
New Jersey Transportation Trust Fund Authority, RB, Series AA, 5.00%, 06/15/55	24,240	24,520,791
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/48	10,000	10,172,984
Series B, 5.25%, 01/01/49	5,395	5,694,877
		40,388,652
New York — 13.4%
City of New York, GO, Series B, 5.25%, 10/01/47	6,560	6,814,035
County of Nassau New York, GOL, Series A, 5.00%, 04/01/55(j)	11,235	11,576,582
Empire State Development Corp., RB, Series A, 5.00%, 03/15/50	8,000	8,219,729
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-1, Sustainability Bonds, 5.00%, 11/15/49	10,344	10,652,805
New York City Housing Development Corp., Series 2025-ZF, 5.00%, 11/01/55	7,180	7,189,906
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48(j)	5,540	5,414,243
New York City Municipal Water Finance Authority, RB
Series AA, Subordinate, 5.00%, 06/15/51(j)	14,617	15,048,881
Series AA-1, 5.25%, 06/15/52	10,980	11,418,138
Series DD1, 5.00%, 06/15/48	10,000	10,093,344
Series GG, 5.00%, 06/15/48	10,000	10,238,533
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 5.25%, 06/15/46	10,000	10,598,206
Series DD, 5.00%, 06/15/47	9,705	10,036,358
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series 2025-ZF, Subordinate, 5.00%, 05/01/47	15,000	15,495,663
Series C, 5.25%, 05/01/48	19,586	20,408,186
Series C-1, Subordinate, 5.00%, 05/01/50	4,737	4,832,912
Series D, 5.00%, 05/01/50(j)	10,000	10,203,772
Series H-1, Subordinate, 5.00%, 11/01/50	3,060	3,125,692
Security	Par (000)	Value
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series D-1, 5.25%, 11/01/48	$5,000	$ 5,206,806
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/63	3,373	3,490,772
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/47(j)	10,370	10,772,713
Series A, 5.25%, 03/15/52(j)	5,000	5,193,450
Series A, 5.00%, 03/15/53(j)	14,017	14,317,541
Series C, 4.00%, 07/01/49	8,955	7,953,724
Series E, 5.00%, 03/15/46	8,820	8,978,271
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.13%, 06/30/60	10,000	9,936,159
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	2,820	2,376,025
Port Authority of New York & New Jersey, Refunding ARB, AMT, 5.00%, 01/15/47(j)	8,640	8,811,644
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	5,773	5,200,362
Series A, 4.25%, 05/15/58	8,263	7,570,521
Triborough Bridge & Tunnel Authority, RB, Series A, 5.50%, 11/15/57	5,339	5,599,579
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-1, 5.00%, 05/15/51(j)	12,685	13,005,476
Series B-1, Sustainability Bonds, 5.25%, 05/15/54	7,056	7,298,166
Series C, 5.25%, 05/15/52(j)	4,340	4,493,279
		291,571,473
Oklahoma — 0.4%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	8,126	8,543,882
Oregon — 1.7%
Port of Portland Oregon Airport Revenue, Refunding ARB
Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	29,953	31,220,291
Series 30A, AMT, Sustainability Bonds, 5.25%, 07/01/45	5,320	5,571,311
		36,791,602
Pennsylvania — 1.9%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	3,989	4,139,317
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	8,637	9,242,184
Series 145A, Sustainability Bonds, 4.75%, 10/01/49	8,620	8,528,105
Series 147 A, Sustainability Bonds, 4.70%, 10/01/49(j)	6,750	6,697,987
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	13,290	13,720,889
		42,328,482
Rhode Island — 0.5%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 82-A, Sustainability Bonds, (AGM), 4.60%, 10/01/49	10,234	9,859,099

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
South Carolina — 2.6%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54	$16,400	$ 17,357,612
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(j)	37,444	39,813,106
		57,170,718
Tennessee — 1.1%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(j)	11,655	12,140,794
Tennessee State School Bond Authority, RB, Series A, (SAW), 5.00%, 11/01/52	12,500	12,802,651
		24,943,445
Texas — 5.8%
Austin Community College District, Refunding GOL, 5.25%, 08/01/55	11,740	12,218,214
City of Houston Texas Airport System Revenue, Refunding ARB
Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/53	6,010	6,131,184
Series A, AMT, Subordinate Lien, 5.50%, 07/01/55	14,377	14,977,433
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
Series A, 5.25%, 02/01/49	6,702	7,016,554
Series A, 5.50%, 02/01/50(j)	11,148	11,792,832
County of Bexar Texas, GOL, Series 2025-ZF, 5.25%, 06/15/49	9,840	10,119,383
Crowley Independent School District, GO, (AGM), 5.25%, 02/01/53	5,967	6,167,910
North Texas Municipal Water District, RB, Series 2025- ZF, 5.00%, 06/01/50(j)	16,613	16,951,476
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.25%, 05/15/48	3,660	3,870,759
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	4,041	4,101,590
Terrell Independent School District, GO, (AGM), 5.25%, 08/01/55	12,920	13,471,994
Texas Water Development Board, RB
4.80%, 10/15/52	7,785	7,752,187
Series A, 5.25%, 10/15/51	11,775	12,269,871
		126,841,387
Utah — 0.4%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.50%, 07/01/53(j)	9,064	9,393,786
Washington — 1.8%
Port of Seattle Washington, Refunding ARB
Series B, AMT, Intermediate Lien, 5.25%, 07/01/49	6,240	6,423,077
Series C, AMT, 5.00%, 08/01/46	12,100	12,258,567
State of Washington, GO
Series 2024-A, 5.00%, 08/01/48	10,000	10,332,647
Series C, 5.00%, 02/01/47	10,000	10,306,657
		39,320,948
Wisconsin — 0.4%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, Series A, 4.45%, 05/01/57	5,000	4,725,833
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.10%, 11/01/43	4,000	3,780,667
		8,506,500
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 60.9% (Cost: $1,318,914,451)		1,328,174,745

Security	Shares	Value
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(h)(k)	314,015	$ 628,030
Total Warrants — 0.0% (Cost: $ — )		628,030
Total Long-Term Investments — 168.5% (Cost: $3,647,043,379)		3,677,684,301
Short-Term Securities
Money Market Funds — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(l)(m)	43,234,546	43,238,870
Total Short-Term Securities — 2.0% (Cost: $43,238,870)		43,238,870
Total Investments — 170.5% (Cost: $3,690,282,249)		3,720,923,171
Other Assets Less Liabilities — 1.7%		37,186,071
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (39.3)%		(857,546,031)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (32.9)%		(717,800,000)
Net Assets Applicable to Common Shares — 100.0%		$ 2,182,763,211

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 1, 2027 to May 1, 2052, is $221,094,183.
See Note 4 of the Notes to Financial Statements for details.

(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings Fund, Inc. (MHD)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 14,829,555	$ 28,409,315 (a)	$ —	$ —	$ —	$ 43,238,870	43,234,546	$ 683,217	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 2,348,881,526	$ —	$ 2,348,881,526
Municipal Bonds Transferred to Tender Option Bond Trusts	—	1,328,174,745	—	1,328,174,745
Warrants	—	—	628,030	628,030
Short-Term Securities
Money Market Funds	43,238,870	—	—	43,238,870
	$43,238,870	$3,677,056,271	$628,030	$3,720,923,171
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(852,392,605)	$—	$(852,392,605)
VMTP Shares at Liquidation Value	—	(717,800,000)	—	(717,800,000)
	$—	$(1,570,192,605)	$—	$(1,570,192,605)
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 7.0%
Black Belt Energy Gas District, RB
Series A, 5.00%, 12/01/34	$2,495	$ 2,578,934
Series A, 5.25%, 01/01/54(a)	9,325	9,758,763
Series A, 5.25%, 05/01/56(a)	8,380	8,447,145
Series C, 5.50%, 10/01/54(a)	18,075	19,247,872
Series F, 5.50%, 11/01/53(a)	5,295	5,504,297
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	10,840	11,187,518
Energy Southeast A Cooperative District, RB(a)
Series A-1, 5.50%, 11/01/53	4,900	5,175,054
Series B-1, 5.75%, 04/01/54	14,325	15,552,310
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,565	2,600,663
Mobile County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/54	2,295	2,211,535
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	11,525	11,959,049
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	10,625	10,665,115
Series A-1, 5.50%, 01/01/53	5,480	5,792,156
Series B, 5.00%, 01/01/54	1,230	1,287,923
Series B, 5.25%, 03/01/55	4,655	4,745,306
Series B-1, 5.00%, 05/01/53	9,585	9,848,245
		126,561,885
Alaska — 0.1%
Municipality of Anchorage Refunding RB, Series A, AMT, 5.50%, 02/01/56	1,005	1,047,289
Municipality of Anchorage, ARB, Series A, AMT, 4.50%, 02/01/60	1,650	1,455,287
		2,502,576
Arizona — 5.2%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	875	749,714
5.00%, 07/01/54(b)	1,160	925,926
7.10%, 01/01/55(b)	250	250,373
Series A, 5.00%, 07/01/49(b)	1,990	1,804,524
Series A, 5.00%, 07/15/49	1,000	892,286
Series A, 5.00%, 07/01/54(b)	1,530	1,348,351
Arizona Industrial Development Authority, Refunding RB
5.50%, 07/01/52(b)	815	710,457
Series A, 5.13%, 07/01/37(b)	500	500,001
Series A, 5.38%, 07/01/50(b)	1,645	1,587,064
Series G, 5.00%, 07/01/47(b)	2,790	2,610,319
Series S, 5.00%, 07/01/37	750	752,736
City of Phoenix Civic Improvement Corp., ARB
Series B, AMT, Junior Lien, 5.00%, 07/01/44	7,170	7,255,220
Junior Lien, 5.00%, 07/01/49	2,330	2,365,603
City of Phoenix Civic Improvement Corp., RB
Series B, (BHAC-CR FGIC), 5.50%, 07/01/41	100	117,268
Junior Lien, 5.25%, 07/01/47	2,575	2,734,957
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	190	166,809
Industrial Development Authority of the City of Phoenix Arizona, RB
5.00%, 07/01/44	2,000	2,001,118
Series A, 5.00%, 07/01/46(b)	5,145	4,801,495
Security	Par (000)	Value
Arizona (continued)
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(b)	$500	$ 472,603
Industrial Development Authority of the County of Pima, RB(b)
5.00%, 07/01/39	500	487,354
5.00%, 07/01/49	1,150	1,053,771
Industrial Development Authority of the County of Pima, RB, S/F Housing, Series C, (GNMA), 6.00%, 07/01/55	3,090	3,364,213
Industrial Development Authority of the County of Pima, Refunding RB(b)
5.00%, 06/15/49	3,010	2,609,833
5.00%, 06/15/52	530	446,659
Maricopa County Industrial Development Authority, RB, 5.00%, 07/01/47	1,000	911,686
Maricopa County Industrial Development Authority, Refunding RB(b)
5.00%, 07/01/47	1,000	923,936
5.00%, 07/01/54	730	658,046
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	500,333
Phoenix-Mesa Gateway Airport Authority, ARB, 5.00%, 07/01/38	3,600	3,602,261
Salt River Project Agricultural Improvement & Power District, RB, Series B, 5.25%, 01/01/53	4,560	4,755,091
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,105,705
5.00%, 12/01/32	8,555	8,911,290
5.00%, 12/01/37	11,085	11,329,902
Sierra Vista Industrial Development Authority, RB, 5.75%, 06/15/53(b)	745	697,907
Town of Queen Creek, COP, 5.50%, 10/01/65	18,810	19,767,284
		94,172,095
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	3,245	3,330,034
California — 9.2%
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.50%, 10/01/54	2,355	2,538,712
Series B, Sustainability Bonds, 5.00%, 03/01/56	5,305	5,537,678
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	2,845	2,483,590
California Housing Finance Agency, RB, M/F Housing, Class I, 5.80%, 04/01/36(b)	2,720	2,658,881
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	6,560	4,198,400
California Municipal Finance Authority, RB, M/F Housing
6.00%, 02/01/38(a)	3,200	3,124,691
6.00%, 06/01/38(a)(b)	900	884,741
Series A, 6.10%, 12/01/37	3,200	3,148,835
Series A, 6.05%, 07/01/41(b)	1,735	1,735,000
California Municipal Finance Authority, RB, S/F Housing, Series 2025-1, Class A-1, 3.45%, 02/20/41(a)	1,633	1,477,693
California Statewide Communities Development Authority, RB, M/F Housing, Class I, 5.80%, 06/01/36(b)	2,545	2,463,352
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,343,769
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.00%, 05/15/47	$2,415	$ 2,453,615
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	2,305	2,415,165
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	355	356,251
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(c)	5,000	4,257,060
Grossmont-Cuyamaca Community College District, GO, Series C, Election 2002, (AGM), 0.00%, 08/01/30(c)	10,030	8,872,959
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	6,600	6,862,799
Mt San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2008, 6.25%, 08/01/43(d)	9,445	9,844,469
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	2,815	2,827,506
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGM), 0.00%, 08/01/38(c)	12,000	7,177,390
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/39(d)	4,000	4,847,437
Series B, Election 2006, 0.00%, 08/01/30(c)	2,270	2,013,675
Poway Unified School District, Refunding GO, 0.00%, 08/01/36(c)	8,750	6,120,432
Rio Hondo Community College District, GO(c)
Series C, Election 2004, 0.00%, 08/01/37	4,005	2,622,006
Series C, Election 2004, 0.00%, 08/01/38	5,000	3,103,391
Sacramento Housing Authority, RB, M/F Housing, Class IA, 5.80%, 07/01/38(b)	1,900	1,811,824
Sacramento Metropolitan Fire District, GO, Series A, Election 2024, 4.00%, 08/01/55	1,480	1,351,511
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/33(d)(e)	4,200	4,346,587
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/56	685	686,517
San Diego Unified School District, GO
Series C, Election 2008, 0.00%, 07/01/38(c)	5,200	3,328,997
Sustainability Bonds, 4.00%, 07/01/53	9,260	8,639,491
San Diego Unified School District, Refunding GO, CAB(c)
Series R-1, 0.00%, 07/01/30	5,000	4,451,121
Series R-1, 0.00%, 07/01/31	4,115	3,532,611
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series D, AMT, 5.25%, 05/01/55	12,300	12,677,374
San Mateo County Community College District, GO, Series C, (NPFGC), 0.00%, 09/01/30(c)	12,740	11,151,879
State of California, GO
5.50%, 04/01/28	5	5,010
(AMBAC), 5.00%, 04/01/31	10	10,020
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(c)	5,500	3,649,311
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	628,787
Security	Par (000)	Value
California (continued)
Yosemite Community College District, GO(c)
Series D, Election 2004, 0.00%, 08/01/36	$17,000	$ 11,570,375
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,806,978
		167,017,890
Colorado — 0.7%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	345	336,374
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 11/15/47	1,115	1,129,692
Series D, AMT, 5.75%, 11/15/45	870	935,177
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	4,305	4,512,968
5.25%, 11/01/52	745	762,719
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	2,000	1,822,378
Series A, 5.00%, 05/15/52	4,010	4,071,949
		13,571,257
Connecticut — 0.6%
Aquarion Water Authority, RB, CAB(c)
Series C, 0.00%, 08/01/53	350	86,070
Series C, 0.00%, 08/01/54	445	103,294
Series C, 0.00%, 08/01/55	505	110,399
Series E, Subordinate, (BAM), 0.00%, 08/01/46	1,215	454,034
Series E, Subordinate, 0.00%, 08/01/51	630	167,629
Series E, Subordinate, (BAM), 0.00%, 08/01/52	840	215,357
Series E, Subordinate, 0.00%, 08/01/53	375	88,033
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	1,790	1,584,413
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.50%, 07/01/55	6,770	7,138,348
Waterbury Housing Authority, RB, M/F Housing, Series A, (HUD SECT 8), 4.50%, 02/01/42	1,675	1,649,025
		11,596,602
District of Columbia — 3.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series A, Sustainability Bonds, (FNMA), 4.88%, 09/01/45	1,280	1,262,260
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	5,760	6,074,009
District of Columbia Water & Sewer Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/52	1,875	1,882,158
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	3,175	3,324,923
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.25%, 10/01/49	380	389,465
Series A, AMT, 5.50%, 10/01/54	2,530	2,626,244
Series A, AMT, 5.50%, 10/01/55	2,445	2,556,681
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/31(c)	8,350	6,965,587
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/32(c)	15,000	11,997,384
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/33(c)	13,410	10,271,357
Series B, Subordinate, 4.00%, 10/01/49	7,530	6,483,383

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
District of Columbia (continued)
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/59	$3,305	$ 3,101,295
Series A, 2nd Lien, Sustainability Bonds, 5.25%, 07/15/59	2,565	2,647,884
Sustainability Bonds, 5.00%, 07/15/45	1,965	2,047,005
		61,629,635
Florida — 8.7%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,725	2,751,415
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	1,360	1,147,065
Series A, 5.00%, 06/15/49	100	90,006
Series A, 5.00%, 06/01/55	1,765	1,408,469
Series A, 5.50%, 06/01/57	630	540,235
City of Fort Lauderdale Florida Water & Sewer Revenue, RB
Series A, 5.50%, 09/01/48	5,275	5,668,673
Series B, 5.50%, 09/01/48	4,615	4,959,417
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/47(e)	5	5,308
City of Miami Florida, RB, Series A, 5.00%, 03/01/48	3,200	3,290,235
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	2,500	2,605,674
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/42	5,100	5,126,386
Series A, AMT, 5.00%, 10/01/44	1,740	1,765,373
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	445	417,809
County of Lee Florida Airport Revenue, ARB, AMT, 5.25%, 10/01/54	500	507,810
County of Miami-Dade Florida Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/44	2,645	2,671,923
Series A, AMT, 5.50%, 10/01/55	6,000	6,237,357
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	2,900	2,596,755
County of Miami-Dade Florida, RB(c)
0.00%, 10/01/32	5,000	4,006,394
0.00%, 10/01/33	15,375	11,801,304
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	2,000	2,053,805
Series A, AMT, 5.25%, 10/01/52	11,865	11,963,339
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	2,740	945,415
Series A-2, 0.00%, 10/01/47	4,425	1,421,287
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	1,005	1,066,209
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(b)	1,755	1,766,134
Florida Development Finance Corp., Refunding RB
5.00%, 09/15/40(b)	710	687,214
AMT, (AGM), 5.00%, 07/01/44	17,735	17,412,723
AMT, (AGM), 5.25%, 07/01/47	4,200	4,167,164
Security	Par (000)	Value
Florida (continued)
Florida Housing Finance Corp., RB, S/F Housing, Series 5, (FHLMC, FNMA, GNMA), 5.05%, 01/01/56	$5,310	$ 5,320,259
Florida Housing Finance Corp., Refunding RB, S/F Housing, Series 3, (FHLMC, FNMA, GNMA), 4.75%, 07/01/51	4,030	3,947,744
Florida State Board of Governors, RB, Series A, (BAM), 4.25%, 10/01/53	3,070	2,781,044
Greater Orlando Aviation Authority, ARB
Series A, AMT, 4.00%, 10/01/52	3,340	2,804,282
AMT, Subordinate, 5.25%, 10/01/51	4,025	4,105,378
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	825	860,696
Jacksonville Aviation Authority, ARB, AMT, 5.25%, 10/01/55	10,290	10,447,304
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	241,485
5.38%, 05/01/47	260	260,399
4.00%, 05/01/49	665	555,325
6.30%, 05/01/54	1,585	1,660,892
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	600	564,152
4.00%, 05/01/50	995	822,382
Orange County Health Facilities Authority, RB
5.00%, 10/01/47	1,930	1,945,978
Series A, 5.00%, 10/01/53	10,000	10,081,239
Seminole Improvement District, RB
5.00%, 10/01/32	255	259,339
5.30%, 10/01/37	440	449,411
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	378,944
4.13%, 12/15/49	850	715,319
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	3,105	3,120,664
Two Lakes Community Development District, SAB, 5.00%, 05/01/55	2,680	2,564,490
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	2,320	2,340,960
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	1,155	1,144,821
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	970	962,374
		157,415,779
Georgia — 1.8%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	480	482,685
County of DeKalb Georgia Water & Sewerage Revenue, Refunding RB, 5.00%, 10/01/48	2,490	2,565,473
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)(f)(g)	1,090	730,300
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	5,635	4,899,699
Georgia Housing & Finance Authority, RB, S/F Housing, Series C, 5.13%, 12/01/50	3,360	3,406,950
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series C, 4.60%, 12/01/54	2,635	2,543,909
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Georgia (continued)
Main Street Natural Gas, Inc., RB(a)
Series A, 5.00%, 06/01/53	$8,665	$ 8,959,940
Series B, 5.00%, 12/01/52	5,695	5,865,213
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	1,655	1,742,388
Municipal Electric Authority of Georgia, RB, Class A, 5.50%, 07/01/63	1,930	1,959,556
		33,156,113
Hawaii — 0.2%
State of Hawaii Airports System Revenue, ARB
Series B, 5.00%, 07/01/49	2,785	2,918,858
AMT, 5.25%, 08/01/26	525	525,000
		3,443,858
Idaho — 0.9%
Idaho Health Facilities Authority, Refunding RB
(AGM-CR), 4.38%, 03/01/53	3,630	3,509,913
Series A, 4.38%, 03/01/53	3,095	2,899,684
Power County Industrial Development Corp., RB, 6.45%, 08/01/32	10,000	10,030,451
		16,440,048
Illinois — 9.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,630	3,640,611
Series A, 5.00%, 12/01/40	1,480	1,406,877
Series A, 6.25%, 12/01/50	6,410	6,666,474
Series C, 5.25%, 12/01/35	1,800	1,759,833
Series D, 5.00%, 12/01/46	6,905	6,276,310
Chicago Board of Education, Refunding GO
Series B, 6.00%, 12/01/43	2,705	2,824,939
Series C, 5.00%, 12/01/34	370	370,339
Series G, 5.00%, 12/01/34	745	745,683
Chicago Midway International Airport, Refunding ARB, Series A, AMT, Senior Lien, (BAM), 5.75%, 01/01/48	1,010	1,063,884
Chicago O’Hare International Airport, ARB
Series E, AMT, Senior Lien, 5.50%, 01/01/60	1,540	1,582,942
Series A, Senior Lien, 5.25%, 01/01/61	12,035	12,311,544
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	7,290	7,277,020
Series A, AMT, Senior Lien, 5.25%, 01/01/48	3,340	3,406,918
Series A, AMT, Senior Lien, 4.38%, 01/01/53	3,610	3,295,013
Series A, AMT, Senior Lien, 5.00%, 01/01/53	3,000	2,964,440
Series B, Senior Lien, 5.50%, 01/01/59	4,510	4,722,581
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	3,900	3,929,514
City of Chicago Illinois Wastewater Transmission Revenue, RB
Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	3,710	3,821,905
Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	1,185	1,216,297
City of Chicago Illinois Waterworks Revenue, RB
Series A, 5.50%, 11/01/66	1,680	1,743,232
Series A, 2nd Lien, (AGM), 5.50%, 11/01/62	5,430	5,612,953
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	4,995	4,915,908
Series C, 4.00%, 02/15/41(e)	110	110,736
Series C, 4.00%, 02/15/41	15	13,977
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43	2,920	2,910,977
Metropolitan Pier & Exposition Authority, RB(c)
Series A, (NPFGC), 0.00%, 12/15/26	5,000	4,944,350
Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB(c) (continued)
Series A, (NPFGC), 0.00%, 12/15/33	$9,950	$ 7,493,736
Series A, (NPFGC), 0.00%, 12/15/36	10,000	6,514,811
Metropolitan Pier & Exposition Authority, RB, CAB(c)
(NPFGC), 0.00%, 06/15/30(h)	800	703,090
(BAM-TCRS), 0.00%, 12/15/56	2,965	630,368
Series A, (NPFGC), 0.00%, 06/15/30	14,205	12,397,286
Metropolitan Pier & Exposition Authority, Refunding RB(c)
Series B, (AGM), 0.00%, 06/15/44	21,980	9,627,989
Series B, (AGM), 0.00%, 06/15/47	30,225	11,052,744
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	5,200	5,693,942
State of Illinois, GO
5.50%, 05/01/39	4,395	4,616,844
Series B, 5.25%, 05/01/41	2,980	3,121,400
Series B, 5.25%, 05/01/44	2,375	2,485,580
Series C, 5.50%, 04/01/51	9,030	9,446,055
Series D, 5.00%, 11/01/27	440	451,169
Series F, 5.25%, 09/01/47	4,725	4,854,521
Series F, 5.25%, 09/01/48	3,880	3,967,966
		172,592,758
Indiana — 0.9%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(b)	490	500,916
Indiana Finance Authority, RB, Series A, 5.00%, 10/01/53	2,315	2,350,525
Indiana Finance Authority, Refunding RB
Class A, 5.50%, 10/01/50	2,460	2,603,576
Series C, 5.25%, 10/01/46	4,945	5,215,992
Series C, 5.25%, 10/01/47	1,715	1,800,914
Indianapolis Local Public Improvement Bond Bank, Refunding ARB, Series B1, 5.25%, 01/01/55	3,695	3,817,872
		16,289,795
Iowa — 0.4%
Iowa Finance Authority, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 07/01/49	2,230	2,203,515
Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.63%, 07/01/54	4,510	4,321,773
		6,525,288
Kansas — 0.2%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	550	549,169
University of Kansas Hospital Authority, Refunding RB, 5.50%, 03/01/54	2,350	2,491,075
		3,040,244
Kentucky — 1.6%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	840	788,304
County of Boyle Kentucky, Refunding RB, Series A, 4.25%, 06/01/46	940	840,886
Kentucky Public Energy Authority, Refunding RB(a)
Series A-1, 5.25%, 04/01/54	8,535	9,009,214
Series B, 5.00%, 01/01/55	6,045	6,294,711
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Convertible, 6.45%, 07/01/34	1,000	1,124,600
Convertible, 6.60%, 07/01/39	1,395	1,550,295

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d) (continued)
Convertible, 6.75%, 07/01/43	$2,485	$ 2,742,966
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, Series C, 5.00%, 05/15/49	3,000	3,077,224
University of Kentucky, RB, Class A, 5.00%, 04/01/55	3,510	3,531,453
		28,959,653
Louisiana — 2.2%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/53	2,530	2,473,094
AMT, 5.75%, 09/01/64	12,015	12,360,663
Louisiana Stadium & Exposition District, Refunding RB
Series A, 5.00%, 07/01/48	4,430	4,508,905
Series A, 5.25%, 07/01/53	11,335	11,573,095
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	3,000	2,979,086
Port New Orleans Board of Commissioners, ARB
Series B, AMT, (AGM), 5.50%, 04/01/51	2,030	2,099,840
Series E, AMT, 5.00%, 04/01/44	4,315	4,341,385
		40,336,068
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series B, (AGM), 4.75%, 07/01/53	3,000	2,910,875
Maine State Housing Authority, RB, S/F Housing, Series C, Sustainability Bonds, (HUD SECT 8), 4.75%, 11/15/49	4,250	4,201,736
		7,112,611
Maryland — 1.5%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	435	435,270
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	185	185,389
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.50%, 06/01/39(b)	650	588,699
City of Baltimore Maryland, TA(b)
Series B, 3.70%, 06/01/39	200	185,010
Series B, 3.88%, 06/01/46	300	264,213
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(b)	300	299,002
Howard County Housing Commission, RB, M/F Housing, Series A, 5.00%, 06/01/44	550	550,194
Maryland Economic Development Corp., RB
5.00%, 07/01/56	535	513,754
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	7,505	7,336,614
Maryland Economic Development Corp., Refunding RB, 5.00%, 07/01/37	500	500,059
Maryland Health & Higher Educational Facilities Authority, Refunding RB
4.13%, 07/01/47	500	470,243
Series A, 5.25%, 08/15/54	5,600	5,732,846
Maryland Stadium Authority, RB, 5.00%, 06/01/54	10,645	10,814,921
		27,876,214
Massachusetts — 3.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB
Series B, 5.00%, 06/01/50	5,000	5,154,033
Series B, 5.00%, 06/01/52	2,835	2,893,950
Security	Par (000)	Value
Massachusetts (continued)
Commonwealth of Massachusetts, GO, 5.00%, 02/01/56	$11,065	$ 11,388,863
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/50	2,740	2,814,572
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB
Series A, 5.25%, 07/01/29	730	781,512
Series A-1, 5.25%, 07/01/29	3,250	3,479,336
Massachusetts Development Finance Agency, RB
5.00%, 10/01/48	200	179,530
Series A, (AMBAC), 5.75%, 01/01/42	650	738,760
Massachusetts Development Finance Agency, Refunding RB
5.00%, 04/15/40	1,600	1,537,537
4.13%, 10/01/42(b)	550	510,456
5.00%, 07/01/47	8,500	8,517,569
(AGM), 5.50%, 07/01/50	990	1,060,465
5.50%, 07/01/55	7,325	7,674,008
(AGM), 5.50%, 07/01/55	990	1,045,978
5.50%, 12/01/56	6,340	6,664,453
Series P, 5.45%, 05/15/59	1,500	1,570,091
Massachusetts Health & Educational Facilities Authority, Refunding RB, Series M, 5.50%, 02/15/27	1,000	1,015,709
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	175	164,329
Series A, AMT, 4.50%, 12/01/47	245	221,657
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	2,325	2,364,229
Massachusetts State College Building Authority, Refunding RB, Series B, (SAP), 5.50%, 05/01/39	825	964,688
		60,741,725
Michigan — 2.2%
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47(e)	60	61,161
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	3,740	3,792,870
Michigan Finance Authority, RB
4.00%, 02/15/50	4,375	3,768,386
Series A, 4.00%, 11/15/50	6,525	5,477,511
Sustainability Bonds, 5.50%, 02/28/57	8,135	8,317,127
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47	185	169,308
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 5.10%, 12/01/37	1,560	1,626,699
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	3,660	3,679,873
AMT, 5.00%, 06/30/48	11,165	10,958,010
State of Michigan Trunk Line Revenue, RB, 5.25%, 11/15/49	1,855	1,950,749
		39,801,694
Minnesota — 0.8%
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,687,807
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	1,903,204
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota (continued)
Duluth Economic Development Authority, Refunding RB (continued)
Series A, 5.25%, 02/15/58	$3,125	$ 3,133,656
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	305	285,330
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, Subordinate, 5.25%, 01/01/49	6,695	6,913,078
		13,923,075
Mississippi — 0.2%
Mississippi Home Corp., RB, Series 2025-06FN, Class PT, 4.55%, 04/01/42	3,495	3,519,540
Missouri — 1.7%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 02/15/49	5,555	4,731,239
Series A, 4.25%, 04/01/55	16,210	14,897,097
Kansas City Industrial Development Authority, ARB
Class B, AMT, (AGM), 5.00%, 03/01/55	1,345	1,333,853
Series B, AMT, 5.00%, 03/01/39	3,750	3,812,547
Kansas City Industrial Development Authority, RB, M/F Housing, Sustainability Bonds, (FNMA), 4.39%, 09/01/42	1,560	1,478,866
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 4.70%, 11/01/56	2,000	1,947,839
Series A, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	310	300,626
Series C, (FHLMC, FNMA, GNMA), 5.00%, 11/01/55	1,820	1,829,891
		30,331,958
Nebraska — 1.5%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	5,410	5,469,193
Omaha Public Power District, RB
Series A, 4.25%, 02/01/47	4,760	4,604,808
Series A, 5.25%, 02/01/48	12,985	13,646,984
Series A, 5.00%, 02/01/56	3,785	3,861,045
		27,582,030
Nevada — 0.4%
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	1,000	879,513
Las Vegas Valley Water District, GOL, Series A, 5.25%, 06/01/55	5,135	5,366,599
State of Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37	125	123,277
		6,369,389
New Hampshire — 2.5%
New Hampshire Business Finance Authority, RB, Series A, Sustainability Bonds, 5.50%, 06/01/55	16,600	17,110,355
New Hampshire Business Finance Authority, RB, M/F Housing
Class A, 5.10%, 12/20/42	1,435	1,467,812
1st Series, Class B, 5.75%, 04/28/42	4,300	4,325,697
1st Series, Subordinate, 5.13%, 01/28/43(a)	2,365	2,327,247
Series 2025, Subordinate, 5.15%, 09/28/37	6,700	6,523,634
Security	Par (000)	Value
New Hampshire (continued)
New Hampshire Business Finance Authority, RB, M/F Housing (continued)
Class A-1, Sustainability Bonds, 4.09%, 11/20/42(a)	$12,184	$ 11,552,108
Series 2, Class 3-A, Sustainability Bonds, 4.03%, 10/01/51(a)	2,338	2,230,601
		45,537,454
New Jersey — 6.3%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	1,000	1,020,095
Middlesex County Improvement Authority, RB, M/F Housing, Class IA, 5.95%, 06/01/61(b)	1,000	1,019,167
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	860	861,176
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	3,565	3,715,381
Series B, 6.50%, 04/01/31	1,275	1,276,316
Series EEE, 5.00%, 06/15/48	4,560	4,628,190
AMT, (AGM), 5.00%, 01/01/31	900	912,788
AMT, 5.13%, 01/01/34	2,230	2,236,545
AMT, (AGM), 5.13%, 07/01/42	300	301,625
AMT, 5.38%, 01/01/43	2,905	2,907,373
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/30(e)	5,360	5,413,460
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	2,935	2,467,658
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1-B, AMT, 4.50%, 12/01/45	670	662,980
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, 5.10%, 10/01/50	5,775	5,825,050
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/48(e)	1,490	1,658,696
Series A, 0.00%, 12/15/29(c)	7,530	6,745,588
Series AA, 5.00%, 06/15/45	1,350	1,350,352
Series AA, 5.00%, 06/15/46	600	600,123
Series AA, 5.00%, 06/15/50	8,835	9,035,976
Series AA, 5.25%, 06/15/50	2,590	2,707,514
Series BB, 5.00%, 06/15/46	6,200	6,399,600
Series BB, 4.00%, 06/15/50	7,500	6,835,311
Series C, (AMBAC), 0.00%, 12/15/35(c)	7,395	5,124,140
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,600	1,108,671
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	8,355	8,780,925
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	4,440	4,541,354
Series A, 5.00%, 06/01/46	3,295	3,246,808
Sub-Series B, 5.00%, 06/01/46	11,440	11,045,631
Series A, AMT, Intermediate Lien, 5.25%, 06/01/46	11,280	11,303,208
		113,731,701
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	595	583,315
New York — 13.9%
City of New York, GO, Series G-1, 5.25%, 02/01/53	1,550	1,600,483
Empire State Development Corp., RB, Series A, 5.00%, 03/15/46	6,000	6,265,792

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	$5,895	$ 4,619,142
Metropolitan Transportation Authority, RB, Series D-2, Sustainability Bonds, 4.00%, 11/15/48	5,205	4,514,225
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	1,635	1,643,243
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	2,415	2,442,525
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	3,335	3,035,182
New York City Housing Development Corp., RB, M/F Housing
Sustainability Bonds, (HUD SECT 8), 5.00%, 05/01/56	10,000	10,002,378
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	5,205	4,985,511
Series A-1, Sustainability Bonds, 5.00%, 11/01/60	2,860	2,852,734
Series D, Sustainability Bonds, (HUD SECT 8), 5.00%, 05/01/56	5,905	5,907,609
Series F, Sustainability Bonds, (HUD SECT 8), 5.00%, 08/01/55	3,960	3,967,067
Sustainable Bonds, 4.95%, 11/01/56	11,450	11,386,643
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	5,600	5,823,458
Series BB, 5.25%, 06/15/55	1,540	1,607,546
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	795	743,215
Series DD, 4.13%, 06/15/47	1,255	1,165,819
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B, 5.00%, 05/01/51	4,705	4,797,293
Subordinate, 5.25%, 11/01/51	1,595	1,667,600
Series A-1, Subordinate, 5.25%, 05/01/52	6,340	6,590,975
Series B, Subordinate, 5.00%, 05/01/46	2,480	2,581,290
Series F-1, Subordinate, 5.00%, 02/01/43	2,990	3,130,541
Series F-1, Subordinate, 4.00%, 02/01/51	6,800	6,142,921
Series H-1, Subordinate, 5.50%, 11/01/51	1,455	1,547,762
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	5,502	5,235,678
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	694,761
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	1,760	1,762,086
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	11,315	7,946,893
Series A, Sustainability Bonds, 3.00%, 11/15/51	3,345	2,297,853
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	5,385	4,751,189
New York State Dormitory Authority, RB, Series A, 4.00%, 03/15/47	1,575	1,416,379
New York State Dormitory Authority, Refunding RB
Class A, 5.25%, 05/01/54	690	707,078
Series A, 4.00%, 03/15/54	3,645	3,185,945
Series A-1, 5.00%, 03/15/45	5,610	5,871,909
New York State Housing Finance Agency, RB, M/F Housing, Series D-1, Sustainable Bonds, (SONYMA), 4.95%, 05/01/56	3,835	3,814,334
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	2,500	2,622,246
AMT, 5.63%, 04/01/40	3,555	3,767,851
Series A, AMT, 5.00%, 07/01/46	1,525	1,498,768
AMT, Sustainability Bonds, 6.00%, 06/30/59	1,775	1,858,430
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., ARB (continued)
AMT, Sustainability Bonds, (AGM), 6.00%, 06/30/60	$4,155	$ 4,402,639
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	5,110	5,302,884
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	11,645	11,721,635
AMT, Sustainability Bonds, 5.38%, 06/30/60	5,590	5,546,759
AMT, Sustainability Bonds, 5.50%, 06/30/60	25,040	25,217,606
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	7,615	7,704,090
Port Authority of New York & New Jersey, ARB, Series 218, AMT, 5.00%, 11/01/49	8,465	8,549,533
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing, Series 266, Sustainability Bonds, (SONYMA), 4.65%, 10/01/50	5,385	5,230,287
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	1,625	1,679,519
Series A, 4.25%, 05/15/58	20,115	18,428,492
Series A, 4.50%, 05/15/63	3,210	3,031,358
Triborough Bridge & Tunnel Authority, RB
Series A-1, 4.00%, 11/15/54	715	630,629
Series A-1, 5.50%, 11/15/56	2,765	2,951,832
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.00%, 05/15/47	5,000	5,180,155
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	997,465
		253,027,237
North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing
Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	2,935	2,886,873
Series 52-A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.00%, 07/01/46	1,585	1,598,520
North Carolina Medical Care Commission, RB
5.13%, 10/01/56	2,210	2,203,334
5.25%, 11/01/56	3,890	3,869,150
Series A, 5.13%, 10/01/54	195	195,012
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	3,920	4,193,609
		14,946,498
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	480	472,198
Series C, Sustainability Bonds, 4.75%, 07/01/49	5,470	5,412,509
Series C, Sustainability Bonds, 6.25%, 01/01/55	905	993,233
		6,877,940
Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	12,290	9,293,103
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(c)	18,815	1,250,646
Columbus Regional Airport Authority, Refunding ARB, Series A, AMT, 5.50%, 01/01/55	4,800	4,967,965
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Ohio (continued)
Columbus-Franklin County Finance Authority, RB, M/F Housing, (FNMA), 4.82%, 11/01/43	$3,365	$ 3,384,336
County of Cuyahoga, Refunding GOL, 5.50%, 12/01/61	6,710	7,162,640
County of Franklin Ohio, RB, Series CC, 5.00%, 11/15/49	1,130	1,201,930
Ohio Housing Finance Agency, RB, M/F Housing(b)
6.00%, 09/01/41	1,005	1,046,061
Series A, 5.63%, 08/01/41	1,005	1,006,668
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 09/01/49	6,475	6,275,712
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(c)	10,000	6,593,152
State of Ohio, Refunding RB, Series A, (BAM-TCRS), 4.00%, 01/15/50	1,055	918,526
		43,100,739
Oklahoma — 0.5%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	560	559,389
Oklahoma Municipal Power Authority, Refunding RB, Series A, (AGM), 5.25%, 01/01/56	2,490	2,605,752
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	3,140	3,301,334
Series A, (AGM), 4.25%, 01/01/55	2,030	1,910,272
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	452,776
		8,829,523
Oregon — 0.5%
Clackamas County School District No. 12 North Clackamas, GO, CAB(c)
Series A, (GTD), 0.00%, 06/15/38	2,885	1,705,870
Series A, (GTD), 0.00%, 06/15/38(e)	345	206,282
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/53	3,295	3,411,184
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series K1, (FNMA), 4.33%, 11/01/43	4,110	3,854,911
		9,178,247
Pennsylvania — 7.4%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.50%, 01/01/48	6,750	7,021,646
Series A, AMT, 5.00%, 01/01/51	11,210	11,149,182
Series A, AMT, (AGM-CR), 4.00%, 01/01/56	1,275	1,080,033
Allegheny County Hospital Development Authority, Refunding RB, Series A, (AGM-CR), 5.00%, 04/01/47	4,095	4,126,450
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/47	4,125	4,150,842
Lancaster County Hospital Authority, RB, 5.00%, 11/01/51	1,950	1,955,786
Mckeesport Area School District, Refunding GO, (FGIC, SAW), 0.00%, 10/01/31(c)(h)	500	411,016
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,115	928,365
Class B, 5.00%, 05/01/57	3,500	3,430,472
5.00%, 09/01/48	740	740,580
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	$7,190	$ 7,096,208
AMT, 5.50%, 06/30/38	600	637,426
AMT, 5.50%, 06/30/40	1,000	1,053,245
AMT, 5.50%, 06/30/41	5,000	5,282,132
AMT, 5.75%, 06/30/48	2,335	2,445,309
AMT, 5.25%, 06/30/53	4,695	4,732,662
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.50%, 12/15/51	6,440	6,084,643
Series A, 5.25%, 12/15/51	5,905	6,095,120
AMT, 5.50%, 11/01/44	5,020	5,019,256
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	2,500	2,186,819
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.50%, 08/15/55	610	649,507
Series B-1, (AGM), 5.00%, 11/01/51	1,935	1,936,152
Series B2, 4.38%, 11/01/54	3,770	3,355,465
Series B2, 5.50%, 11/01/54	5,230	5,342,563
Pennsylvania Housing Finance Agency, RB, Series 2024-26FN, Class PT, 4.63%, 02/01/42	3,180	3,133,969
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	19,595	19,386,104
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	3,105	3,211,588
Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	2,280	2,265,770
Pennsylvania Turnpike Commission, RB
Series C, 5.25%, 12/01/54	2,000	2,081,198
Series A, Subordinate, 5.00%, 12/01/44	6,000	6,191,029
Series B, Subordinate, 4.00%, 12/01/51	665	578,343
School District of Philadelphia, GOL
Series A, (SAW), 5.50%, 09/01/48	8,280	8,773,927
Series B, Sustainability Bonds, (SAW), 5.00%, 09/01/48	2,070	2,122,529
		134,655,336
Puerto Rico — 4.1%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	2,931	3,094,731
Series A-1, Restructured, 5.75%, 07/01/31	2,646	2,854,921
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	9,408	8,931,886
Series A-1, Restructured, 5.00%, 07/01/58	37,893	36,407,522
Series A-2, Restructured, 4.54%, 07/01/53	500	460,496
Series A-2, Restructured, 4.78%, 07/01/58	9,499	8,978,995
Series A-2, Restructured, 4.33%, 07/01/40	1,074	1,048,648
Series B-1, Restructured, 4.75%, 07/01/53	1,271	1,206,678
Series B-2, Restructured, 4.78%, 07/01/58	1,746	1,642,605
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	27,586	10,038,021
		74,664,503

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Rhode Island — 0.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(f)(g)	$4,155	$ 1,620,450
Rhode Island Health and Educational Building Corp., RB, 5.00%, 11/01/53	6,955	6,995,700
		8,616,150
South Carolina — 3.5%
Charleston County Airport District, ARB, Series A, AMT, 5.25%, 07/01/54	2,340	2,375,690
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	800	753,539
4.38%, 11/01/49	1,180	1,033,508
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	8,210	8,689,390
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	3,900	3,226,547
7.50%, 08/15/62(b)	1,860	1,647,357
Series A, 5.50%, 11/01/48	1,715	1,810,369
Series A, 5.50%, 11/01/49	1,275	1,342,136
Series A, 5.50%, 11/01/50	4,720	4,959,015
Series A, 4.50%, 11/01/54	4,690	4,442,992
Series A, 5.50%, 11/01/54	5,530	5,776,122
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 4.25%, 05/01/48	1,615	1,464,975
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	5,000	4,260,598
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/46	1,925	1,998,075
Series B, (AGM), 5.00%, 12/01/54	1,580	1,605,663
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series B, 4.60%, 07/01/49	2,195	2,114,561
Series B, (FHLMC, FNMA, GNMA), 5.00%, 07/01/50	6,015	6,075,937
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series A, 4.95%, 07/01/53	470	453,178
Series B-1, (FHLMC, FNMA, GNMA), 4.75%, 07/01/51	5,910	5,789,372
Series B-1, (FHLMC, FNMA, GNMA), 4.80%, 07/01/56	3,795	3,652,571
		63,471,595
Tennessee — 3.1%
Knox County Health Educational & Housing Facility Board, RB
Series A-1, (BAM), 5.50%, 07/01/54	860	886,827
Series A-1, (BAM), 5.50%, 07/01/59	910	934,409
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	5,540	5,492,560
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.25%, 10/01/58	8,660	8,034,637
Series A, 5.00%, 10/01/45	1,000	945,902
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	4,860	5,066,336
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	5,795	6,103,696
Security	Par (000)	Value
Tennessee (continued)
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	$20,140	$ 20,979,459
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,270	7,439,568
		55,883,394
Texas — 13.2%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	2,760	2,483,251
Arlington Higher Education Finance Corp., RB(b)(f)(g)
7.50%, 04/01/62	3,230	1,615,000
7.88%, 11/01/62	2,790	1,674,000
Bexar Management And Development Corp., RB, M/F Housing, (FNMA), 4.61%, 07/01/44	4,100	4,009,890
Canutillo Independent School District, GO, Series A, (PSF), 4.00%, 02/15/49	2,850	2,569,666
Celina Independent School District, GO, (PSF), 5.00%, 02/15/47	4,530	4,684,442
City of Austin Texas Airport System Revenue, ARB
Series A, 5.00%, 11/15/41	3,250	3,258,456
AMT, 5.25%, 11/15/47	5,000	5,146,758
City of Austin Texas Airport System Revenue, Refunding ARB, Series B, AMT, 5.25%, 11/15/56	11,610	11,859,210
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	5,000	5,119,622
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.13%, 07/15/53	2,905	2,502,136
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.25%, 03/01/49	2,495	2,589,334
City of Galveston Texas Wharves & Terminal Revenue, ARB
Series A, AMT, 1st Lien, 5.50%, 08/01/43	600	632,871
Series A, AMT, 1st Lien, 5.50%, 08/01/44	600	630,692
City of Houston Texas Airport System Revenue, ARB
Series B, AMT, 5.50%, 07/15/36	500	539,592
Series B, AMT, 5.50%, 07/15/37	1,405	1,506,490
Series B, AMT, 5.50%, 07/15/39	1,600	1,694,505
City of Houston Texas Airport System Revenue, Refunding ARB
Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	6,535	6,720,140
Series A, AMT, Subordinate Lien, 5.50%, 07/01/55	5,005	5,214,043
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	1,110	1,111,096
Series A, AMT, 5.00%, 07/01/27	965	976,588
Sub-Series A, AMT, 4.00%, 07/01/48	12,080	10,419,644
City of Houston Texas Hotel Occupancy Tax & Special Revenue, Refunding RB, Series C, 1st Lien, 5.50%, 09/01/58	13,190	13,869,124
City of Houston Texas, GOL
Series A, 5.25%, 03/01/49	850	891,235
Series A, 4.13%, 03/01/51	3,125	2,778,447
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	4,675	4,251,291
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 1st Lien, 4.00%, 08/15/49	4,310	3,746,764
Series A, 1st Lien, 4.00%, 08/15/54	6,385	5,428,221
Crowley Independent School District, GO, (PSF), 4.25%, 02/01/53	190	177,300
Dallas Fort Worth International Airport, Refunding ARB, Series A-1, AMT, 5.50%, 11/01/50	1,700	1,775,231
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Dallas Independent School District, Refunding GO, Series B, (PSF), 4.00%, 02/15/55	$1,975	$ 1,737,047
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	3,105	3,204,566
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	965	846,498
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	3,415	3,083,959
Greenwood Independent School District, GO, (PSF), 4.00%, 02/15/54	1,030	907,586
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Class A, 4.13%, 07/01/52	3,135	2,744,425
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, 0.00%, 11/15/38(c)	5,000	2,550,882
Hidalgo County Regional Mobility Authority, RB, CAB, Series A, 0.00%, 12/01/42(c)	2,500	1,098,910
Longview Independent School District, GO, (PSF), 4.00%, 02/15/49	1,580	1,445,117
Lower Colorado River Authority, Refunding RB, (AGM), 5.00%, 05/15/49	5,445	5,551,607
Mansfield Independent School District, GO, (PSF), 5.00%, 02/15/50	4,500	4,653,994
Midland County Fresh Water Supply District No. 1, RB, CAB(c)(e)
Series A, 0.00%, 09/15/36	6,850	4,280,280
Series A, 0.00%, 09/15/38	16,780	9,428,828
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.50%, 08/15/49	6,075	6,538,928
Series A, 5.00%, 08/15/50(b)	1,660	1,376,827
North Texas Tollway Authority, RB(e)
Series B, 0.00%, 09/01/37(c)	4,110	2,159,433
Series C, Convertible, 6.75%, 09/01/45(d)	10,000	11,662,992
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	2,055	1,853,562
Series B, 5.00%, 01/01/43	6,205	6,229,326
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	5,370	5,626,421
Plano Independent School District, GO, 5.00%, 02/15/42	1,540	1,614,808
Port Authority of Houston of Harris County Texas, ARB
5.00%, 10/01/51	3,740	3,806,263
1st Lien, 5.00%, 10/01/53	2,775	2,829,129
Prosper Independent School District, GO, (PSF), 4.00%, 02/15/54	2,475	2,187,761
San Antonio Housing Trust Public Facility Corp., RB, Series 2024-11FN, Class PT, 4.45%, 04/01/43	710	684,487
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	2,575	2,368,256
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,190	1,182,539
Tarrant County Hospital District, GOL, 4.25%, 08/15/53	4,475	3,981,024
Tarrant Regional Water District, RB, 4.25%, 09/01/55	4,845	4,471,665
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	1,025	914,814
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.13%, 01/01/54	960	981,061
Security	Par (000)	Value
Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	$8,210	$ 8,603,898
Texas Transportation Commission State Highway 249 System, RB, CAB(c)
0.00%, 08/01/35	730	495,109
0.00%, 08/01/36	405	260,694
0.00%, 08/01/37	530	322,850
0.00%, 08/01/38	1,125	648,823
0.00%, 08/01/41	1,950	947,266
0.00%, 08/01/44	1,645	672,424
0.00%, 08/01/45	3,575	1,379,120
Texas Water Development Board, RB
4.75%, 10/15/55	4,725	4,626,784
Series A, 4.38%, 10/15/59	9,915	9,085,189
		238,920,191
Utah — 1.5%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	1,072	1,085,497
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/43	3,710	3,745,596
Series A, AMT, 5.00%, 07/01/51	7,205	7,211,338
Series A, AMT, 5.50%, 07/01/55	1,440	1,502,256
Downtown Revitalization Public Infrastructure District, RB
Series A, 1st Lien, (AGM), 5.50%, 06/01/55	5,020	5,310,418
Series B, 2nd Lien, (AGM), 5.50%, 06/01/55	1,785	1,884,303
Resort Core Public Infrastructure District No. 1, GOL, Series A-1, 5.63%, 03/01/51	1,200	1,201,535
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	185	176,588
Utah Charter School Finance Authority, Refunding RB
5.25%, 06/15/37(b)	205	187,965
5.00%, 06/15/40(b)	335	321,808
(UT), 4.00%, 04/15/42	600	535,948
5.00%, 06/15/55(b)	935	809,603
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	2,485	2,439,264
		26,412,119
Vermont — 0.0%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	285	272,734
Virginia — 1.3%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	293	288,228
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(d)	702	649,433
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	4,125	3,721,623
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	4,950	4,388,318
Henrico County Economic Development Authority, RB, Series A, 5.00%, 11/01/48	2,710	2,766,746
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	6,415	5,138,707
Virginia Housing Development Authority, RB, M/F Housing, Series A, 4.60%, 09/01/50	3,750	3,679,959

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Virginia (continued)
Virginia Housing Development Authority, RB, S/F Housing
Series E-2, 4.40%, 10/01/44	$145	$ 140,992
Series E-2, 4.55%, 10/01/49	405	390,650
Series H, (FHLMC, FNMA, GNMA), 4.90%, 01/01/57	2,375	2,303,632
Virginia Small Business Financing Authority, Refunding RB, Series A, 5.25%, 12/01/56	865	869,433
		24,337,721
Washington — 0.8%
Port of Seattle Washington, ARB, Series B, AMT, Intermediate Lien, 5.00%, 10/01/50	680	684,357
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	1,815	1,838,785
Vancouver Housing Authority, RB, M/F Housing, 5.00%, 08/01/40	3,580	3,593,683
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.50%, 09/01/55	1,645	1,716,936
Washington State Housing Finance Commission, RB, 5.25%, 07/01/51	925	949,292
Washington State Housing Finance Commission, RB, M/F Housing
Series 2025-1, 4.08%, 11/20/41(a)	5,439	5,117,126
Series 2, Class 1, Sustainability Bonds, 4.09%, 03/01/50	793	756,064
		14,656,243
Wisconsin — 2.0%
Public Finance Authority, RB
Class A, 5.00%, 06/15/51(b)	555	456,490
Series A, 5.00%, 06/01/36(b)	100	91,539
Series A, 5.00%, 07/01/40(b)	750	715,260
Series A, 5.00%, 06/01/51(b)	320	244,526
Series A, 5.00%, 06/01/61(b)	405	293,928
Series A-1, 4.50%, 01/01/35(b)	495	478,133
AMT, 5.75%, 06/30/60	5,345	5,526,520
AMT, 6.50%, 06/30/60	3,085	3,375,540
AMT, 5.75%, 12/31/65	1,150	1,186,580
AMT, 6.50%, 12/31/65	12,270	13,425,566
Public Finance Authority, RB, M/F Housing, 8.00%, 02/01/37(b)	1,445	1,420,297
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	825	774,220
Wisconsin Health & Educational Facilities Authority, RB
Class A, 5.50%, 02/15/54	3,145	3,235,822
Series A, 5.75%, 08/15/54	460	473,980
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	700	709,466
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 09/01/50	4,465	4,363,723
		36,771,590
Total Municipal Bonds — 129.6% (Cost: $2,312,952,253)		2,350,314,044
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama(a) — 2.6%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54(j)	7,093	7,553,231
Security	Par (000)	Value
Alabama (continued)
Black Belt Energy Gas District, RB (continued)
Series C-1, 5.25%, 02/01/53	$23,827	$ 24,842,084
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	4,095	4,445,844
Southeast Energy Authority A Cooperative District, RB, Series A, 5.25%, 01/01/54	9,350	9,726,271
		46,567,430
California — 0.5%
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.25%, 05/15/50	8,583	8,918,243
Colorado — 0.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	6,872	7,129,114
Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series F-1, Sustainability Bonds, 4.75%, 11/15/49(a)	15,000	15,030,261
District of Columbia — 0.7%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, 5.00%, 10/01/49(a)	3,556	3,549,557
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, 5.50%, 07/15/60	9,060	9,545,977
		13,095,534
Florida — 7.5%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	3,345	3,564,111
City of Tallahassee, RB, Series 2025-ZF, 5.25%, 10/01/50(a)	3,537	3,745,290
City of Tampa Florida Water & Wastewater System Revenue, RB
Series A, Sustainability Bonds, 5.00%, 10/01/52	10,000	10,314,580
Series A, Sustainability Bonds, 5.25%, 10/01/57	10,000	10,422,696
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/50	7,540	7,709,449
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/50	10,000	10,247,555
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, 5.25%, 10/01/31(a)	10,500	11,223,290
Greater Orlando Aviation Authority, ARB, AMT, Subordinate, 5.25%, 10/01/51	12,077	12,317,656
Hillsborough County Aviation Authority, ARB, Series 2025-ZL, Class B, AMT, 5.50%, 10/01/54(a)	20,170	21,094,220
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	16,875	17,605,140
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,108,637
Tampa Bay Water, RB, Series A, 5.25%, 10/01/54(j)	24,765	25,704,429
		136,057,053
Georgia — 2.3%
City of Atlanta Georgia Department of Aviation, ARB, Series B-1, AMT, Sustainability Bonds, 5.50%, 07/01/55	10,160	10,599,419
County of DeKalb Georgia Water & Sewerage Revenue, RB, Series A, 5.00%, 10/01/55(j)	7,198	7,389,933
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Georgia (continued)
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 5.25%, 12/01/50(a)(j)	$8,117	$ 7,832,924
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(a)(j)	2,970	3,119,136
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)(j)	12,635	13,302,158
		42,243,570
Idaho — 0.4%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48(j)	6,825	7,179,522
Illinois — 2.3%
Chicago O’Hare International Airport, Refunding ARB, Series A, AMT, Senior Lien, 5.50%, 01/01/59(j)	10,000	10,251,473
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 5.00%, 12/01/49(j)	10,258	10,492,881
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (FHLMC, FNMA, GNMA), 5.25%, 01/01/58	9,205	9,448,110
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	10,785	10,783,694
		40,976,158
Indiana — 0.6%
Indiana Finance Authority, RB, Series A, 5.00%, 10/01/53	10,290	10,447,903
Maryland — 0.5%
Maryland Stadium Authority, RB, 5.00%, 06/01/54	8,376	8,509,269
Massachusetts — 0.8%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 05/01/48	2,438	2,513,188
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	11,235	11,303,693
		13,816,881
Michigan — 0.2%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48(a)	4,897	4,306,090
Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53(j)	5,660	4,804,727
Missouri Housing Development Commission, RB, S/F Housing, Series E, 4.60%, 11/01/49(a)	4,322	4,190,886
		8,995,613
Nebraska — 1.2%
Nebraska Investment Finance Authority, RB, S/F Housing, Series E, Sustainability Bonds, (AGM), 4.80%, 09/01/54	4,086	3,986,360
Omaha Public Power District, RB, Series A, 5.00%, 02/01/46	11,970	12,356,787
Omaha Public Power District, Refunding RB, Series B, 5.25%, 02/01/48(a)	6,080	6,389,963
		22,733,110
New Jersey — 0.7%
New Jersey Transportation Trust Fund Authority, RB, Series AA, 5.00%, 06/15/55	13,380	13,534,991
New York — 7.9%
City of New York, GO, Series E, 5.25%, 08/01/50	10,750	11,168,236
Security	Par (000)	Value
New York (continued)
Empire State Development Corp., RB, Series A, 5.00%, 03/15/50	$10,000	$ 10,274,662
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	12,550	12,627,308
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-1, Sustainability Bonds, 5.00%, 11/15/49	7,061	7,271,697
New York City Municipal Water Finance Authority, RB
Series AA, Subordinate, 5.00%, 06/15/51	5,278	5,434,013
Series AA-1, 5.25%, 06/15/52	4,020	4,180,411
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B, 5.25%, 05/01/55	7,732	8,023,128
Series C, 5.25%, 05/01/48	3,674	3,827,812
Series F-1, 5.25%, 02/01/53(j)	10,000	10,329,937
Series H-1, Subordinate, 5.25%, 11/01/48	11,900	12,475,385
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/47	10,000	9,006,920
Series A, 5.00%, 03/15/55	12,500	12,736,228
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	11,000	11,201,996
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 05/15/47	9,160	9,485,297
Series B-1, Sustainability Bonds, 5.25%, 05/15/54	8,475	8,766,069
Series C, 4.13%, 05/15/52	7,020	6,391,399
		143,200,498
Ohio — 0.6%
Columbus Regional Airport Authority, Refunding ARB, Series A, AMT, 5.50%, 01/01/55(j)	10,000	10,349,928
Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	2,999	3,152,724
Oregon — 0.6%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	11,300	11,778,065
Pennsylvania — 0.2%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	3,030	3,128,239
Rhode Island — 0.2%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 82-A, Sustainability Bonds, (AGM), 4.60%, 10/01/49(a)	3,256	3,136,986
South Carolina — 0.5%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)(j)	8,578	9,120,667
Tennessee — 0.5%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)(j)	8,280	8,625,120
Texas — 5.5%
City of Houston Texas Airport System Revenue, Refunding ARB
Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/53	2,510	2,560,611
Series A, AMT, Subordinate Lien, 5.50%, 07/01/55	9,575	9,974,917
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50(j)	14,188	15,009,305

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
County of Bexar Texas, GOL, Series 2025-ZF, 5.25%, 06/15/49(a)	$3,120	$ 3,208,586
Crowley Independent School District, GO, (AGM), 5.25%, 02/01/53	4,033	4,168,763
North Texas Municipal Water District, RB, Series 2025- ZF, 5.00%, 06/01/50(a)(j)	7,776	7,934,457
Permanent University Fund - Texas A&M University System, Refunding RB, Series A, 5.00%, 07/01/54	10,000	10,245,192
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.25%, 05/15/48	6,340	6,705,084
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	14,034	14,243,888
Terrell Independent School District, GO, (AGM), 5.25%, 08/01/55(j)	6,260	6,527,452
Texas Water Development Board, RB
4.80%, 10/15/52	2,475	2,464,568
Series A, 4.38%, 10/15/59	18,000	16,493,531
		99,536,354
Washington — 2.1%
City of Seattle WA Municipal Light & Power Revenue, Refunding RB, 5.00%, 10/01/54	4,500	4,610,771
Port of Seattle Washington, ARB, series B, AMT, Intermediate Lien, 5.50%, 10/01/50	14,950	15,761,081
Port of Seattle Washington, Refunding ARB, Series B, AMT, Intermediate Lien, 5.25%, 07/01/49	8,040	8,275,887
State of Washington, GO, Series 2024-A, 5.00%, 08/01/48	10,000	10,332,647
		38,980,386
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.3% (Cost: $725,811,761)		730,549,709

	Shares
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(g)(k)	309,983	619,966
Total Warrants — 0.0% (Cost: $ — )		619,966
Total Long-Term Investments — 169.9% (Cost: $3,038,764,014)		3,081,483,719
Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.8%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(l)(m)	33,712,473	$ 33,715,845
Total Short-Term Securities — 1.8% (Cost: $33,715,504)		33,715,845
Total Investments — 171.7% (Cost: $3,072,479,518)		3,115,199,564
Other Assets Less Liabilities — 1.5%		26,255,880
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.5)%		(479,957,605)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.7)%		(847,356,011)
Net Assets Applicable to Common Shares — 100.0%		$ 1,814,141,828

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2029 to May 1, 2052, is $109,413,436.
See Note 4 of the Notes to Financial Statements for details.

(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 26,665,508	$ 7,050,337 (a)	$ —	$ —	$ —	$ 33,715,845	33,712,473	$ 799,046	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 2,350,314,044	$ —	$ 2,350,314,044
Municipal Bonds Transferred to Tender Option Bond Trusts	—	730,549,709	—	730,549,709
Warrants	—	—	619,966	619,966
Short-Term Securities
Money Market Funds	33,715,845	—	—	33,715,845
	$33,715,845	$3,080,863,753	$619,966	$3,115,199,564
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(476,885,780)	$—	$(476,885,780)
VRDP Shares at Liquidation Value	—	(848,100,000)	—	(848,100,000)
	$—	$(1,324,985,780)	$—	$(1,324,985,780)
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 5.8%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$4,765	$ 4,986,649
Series A, 5.25%, 05/01/56	6,555	6,607,522
Series D, 5.00%, 03/01/55	15,340	15,891,307
Series F, 5.50%, 11/01/53	1,995	2,073,857
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.25%, 10/01/49	8,990	9,278,210
5.50%, 10/01/53	1,060	1,101,136
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	3,960	4,299,277
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,755	1,779,401
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	5,325	5,131,339
Series B, AMT, 4.75%, 12/01/54	2,140	1,999,325
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	7,520	7,803,215
Southeast Energy Authority A Cooperative District, RB(a)
Series A-1, 5.50%, 01/01/53	685	724,020
Series A-2, 4.87%, 01/01/53	9,645	9,841,009
Series B, 5.00%, 01/01/54	9,000	9,423,824
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	1,480	1,499,312
		82,439,403
Alaska — 0.2%
Municipality of Anchorage Refunding RB, Series A, AMT, 5.50%, 02/01/56	785	818,032
Municipality of Anchorage, ARB, Series A, AMT, 4.50%, 02/01/60	1,330	1,173,050
		1,991,082
Arizona — 2.5%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	810	694,021
5.00%, 07/01/54	945	754,310
Series A, 5.00%, 07/01/49	1,675	1,518,883
Series A, 5.00%, 07/01/54	1,290	1,136,845
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.38%, 07/01/50	2,500	2,411,952
Series G, 5.00%, 07/01/47	715	668,953
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/49	2,060	2,091,477
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	760	807,211
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	90	79,015
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,685	1,572,501
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(b)	700	661,643
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(b)	1,620	1,365,260
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	855	770,725
Security	Par (000)	Value
Arizona (continued)
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 01/01/47	$5,000	$ 5,184,831
Sierra Vista Industrial Development Authority, RB, 5.75%, 06/15/53(b)	2,500	2,341,969
Town of Queen Creek, COP, 5.50%, 10/01/65	11,975	12,584,435
		34,644,031
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	2,675	2,745,097
California — 9.5%
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.00%, 07/01/53	2,900	3,005,787
Sustainability Bonds, 5.50%, 10/01/54	4,935	5,319,976
Series B, Sustainability Bonds, 5.00%, 03/01/56	3,040	3,173,335
Series B-2, Sustainability Bonds, 2.61%, 02/01/52	3,500	3,354,470
Series G, Sustainability Bonds, 5.00%, 11/01/55	6,125	6,244,693
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	920	1,046,407
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,965	1,715,379
California Housing Finance Agency, RB, M/F Housing, Class I, 5.80%, 04/01/36(b)	2,120	2,072,363
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	5,205	3,331,200
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,301,276
California Municipal Finance Authority, RB, M/F Housing
6.00%, 02/01/38(a)	2,400	2,343,519
6.00%, 06/01/38(a)(b)	700	688,132
Series A, 6.10%, 12/01/37	2,400	2,361,626
Series A, 6.05%, 07/01/41(b)	1,350	1,350,000
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(b)	2,735	2,560,971
California State University, Refunding RB, Series A, 4.63%, 11/01/56	7,040	7,087,313
California Statewide Communities Development Authority, RB, M/F Housing, Class I, 5.80%, 06/01/36(b)	1,980	1,916,478
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.00%, 05/15/47	1,155	1,173,468
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	4,520	4,736,029
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	230	230,810
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(c)	5,110	4,350,715
Long Beach Unified School District, GO, Series B, Election 2008, 0.00%, 08/01/34(c)	5,000	3,795,615
Mt San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2008, 6.25%, 08/01/43(d)	3,975	4,143,120
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGM), 0.00%, 08/01/38(c)	7,620	4,557,642
Pleasanton Unified School District, GO, Election 2022, 4.25%, 08/01/50	2,370	2,304,823
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
Poway Unified School District, Refunding GO(c)
0.00%, 08/01/35	$7,820	$ 5,719,937
0.00%, 08/01/36	10,000	6,994,779
0.00%, 08/01/46	10,000	4,034,233
Rio Hondo Community College District, GO(c)
Series C, Election 2004, 0.00%, 08/01/37	8,000	5,237,465
Series C, Election 2004, 0.00%, 08/01/38	12,940	8,031,577
Sacramento Housing Authority, RB, M/F Housing, Class IA, 5.80%, 07/01/38(b)	1,500	1,430,387
Sacramento Metropolitan Fire District, GO, Series A, Election 2024, 4.00%, 08/01/55	1,485	1,356,077
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/51	2,880	2,472,749
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	2,991,774
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/44	14,215	14,455,118
Series D, AMT, 5.25%, 05/01/55	1,595	1,643,936
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/42(c)	2,000	1,015,475
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,024
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(c)	6,545	4,342,680
		133,901,358
Colorado — 1.4%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	1,025	999,371
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series D, AMT, 5.75%, 11/15/37	5,000	5,527,518
Series D, AMT, 5.75%, 11/15/45	425	456,839
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	570	597,536
5.25%, 11/01/52	3,110	3,183,968
Colorado Housing and Finance Authority, RB, M/F Housing, Series A-1, 4.70%, 10/01/54	3,425	3,279,009
Denver Convention Center Hotel Authority, Refunding RB, Series A, 5.00%, 12/01/40	3,605	3,604,697
Miami-Dade County Educational Facilities Authority, RB, 5.00%, 11/01/42	2,500	2,579,949
		20,228,887
Connecticut — 0.5%
Aquarion Water Authority, RB, CAB(c)
Series C, 0.00%, 08/01/53	275	67,627
Series C, 0.00%, 08/01/54	345	80,082
Series C, 0.00%, 08/01/55	390	85,259
Series E, Subordinate, (BAM), 0.00%, 08/01/46	950	355,006
Series E, Subordinate, 0.00%, 08/01/51	490	130,378
Series E, Subordinate, (BAM), 0.00%, 08/01/52	655	167,927
Series E, Subordinate, 0.00%, 08/01/53	295	69,252
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series D, Sustainability Bonds, 6.25%, 05/15/54	2,295	2,461,760
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.50%, 07/01/55	3,230	3,405,740
		6,823,031
Security	Par (000)	Value
District of Columbia — 1.9%
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	$1,190	$ 1,246,192
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.25%, 10/01/49	1,430	1,465,618
Series A, AMT, 5.50%, 10/01/55	4,800	5,019,251
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/33(c)	6,590	5,047,595
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/34(c)	4,830	3,531,663
Series B, 2nd Senior Lien, (AGM), 0.00%, 10/01/35(c)	6,515	4,534,914
Series B, Subordinate, 4.00%, 10/01/49	1,790	1,541,202
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/59	5,195	4,874,804
		27,261,239
Florida — 9.7%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	1,640	1,383,225
Series A, 5.00%, 06/01/55	1,475	1,177,049
Series A, 5.50%, 06/01/57	500	428,758
Celebration Pointe Community Development District No. 1, SAB(e)(f)
5.00%, 05/01/32	1,100	880,000
5.00%, 05/01/48	3,280	2,624,000
City of Fort Lauderdale Florida Water & Sewer Revenue, RB
Series B, 5.50%, 09/01/48	5,595	6,012,554
Series B, 5.50%, 09/01/53	3,370	3,590,749
City of Lakeland Florida Department of Electric Utilities, Refunding RB, 4.25%, 10/01/48	5,000	4,733,281
City of Tampa Florida, RB, CAB, Series A, 0.00%, 09/01/40(c)	2,290	1,197,192
Collier County Health Facilities Authority, RB, 4.00%, 05/01/52	2,115	1,739,649
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/44	545	552,947
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	3,300	2,930,425
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	210	197,168
County of Lee Florida Airport Revenue, ARB, AMT, 5.25%, 10/01/49	2,950	3,019,914
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.50%, 10/01/55	10,825	11,253,232
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	6,430	6,478,606
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Series A, 5.00%, 10/01/55	3,740	3,827,009
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/38	1,800	1,869,303
Series A, AMT, 5.25%, 10/01/52	5,980	6,029,564
Series B-2, AMT, Subordinate, 4.00%, 10/01/50	3,500	3,086,618
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	9,915	10,043,969
(AGM), 5.75%, 09/01/54	1,825	1,936,150

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	$13,925	$ 14,065,283
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/56	105	99,251
AMT, 5.00%, 05/01/29(b)	1,500	1,509,516
Florida Development Finance Corp., Refunding RB
AMT, (AGM), 5.00%, 07/01/44	3,560	3,495,309
AMT, (AGM), 5.25%, 07/01/47	800	793,746
Florida Housing Finance Corp., RB, S/F Housing
Series 5, (FHLMC, FNMA, GNMA), 5.00%, 07/01/50	2,580	2,602,921
Series 5, (FHLMC, FNMA, GNMA), 5.05%, 01/01/56	1,665	1,668,217
Florida Housing Finance Corp., Refunding RB, S/F Housing, Series 3, (FHLMC, FNMA, GNMA), 4.75%, 07/01/51	3,135	3,071,012
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/34	5,060	5,244,007
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	920	959,806
Jacksonville Aviation Authority, ARB, AMT, 5.25%, 10/01/55	2,220	2,253,937
Kindred Community Development District II, SAB, 5.88%, 05/01/54	500	509,820
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	100	100,872
5.25%, 05/01/37	470	472,908
5.38%, 05/01/47	770	771,182
6.30%, 05/01/54	1,322	1,385,823
Lee County Industrial Development Authority, RB
Series B-2, 4.38%, 11/15/29	1,020	1,021,757
Series B-3, 4.13%, 11/15/29	1,060	1,060,789
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,936,604
Orange County Health Facilities Authority, RB
4.00%, 10/01/52	2,000	1,676,320
Series A, 5.00%, 10/01/53	1,495	1,507,145
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	1,925	1,968,060
Parker Road Community Development District, Refunding SAB, 3.88%, 05/01/40	900	774,249
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/48	605	593,549
Seminole Improvement District, RB
5.00%, 10/01/32	230	233,913
5.30%, 10/01/37	260	265,561
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	699,664
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	790	772,288
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,605	1,619,500
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	700	693,831
Security	Par (000)	Value
Florida (continued)
Westside Community Development District, Refunding SAB(b)
4.10%, 05/01/37	$640	$ 608,559
4.13%, 05/01/38	630	591,857
		137,018,618
Georgia — 2.4%
County of DeKalb Georgia Water & Sewerage Revenue, Refunding RB, 5.00%, 10/01/48	1,145	1,179,705
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)(e)(f)	1,005	673,350
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	530	460,841
Georgia Housing & Finance Authority, RB, S/F Housing, Series G, (FNMA, GNMA), 4.90%, 12/01/50	4,350	4,352,181
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,500	1,568,504
Series A, 5.00%, 06/01/53(a)	10,510	10,867,741
Series B, 5.00%, 07/01/53(a)	2,915	3,048,955
Series C, 5.00%, 09/01/53(a)	2,445	2,567,773
Main Street Natural Gas, Inc., Refunding RB(a)
Series E-1, 5.00%, 12/01/53	3,000	3,158,408
Series E-2, 4.15%, 12/01/53	5,565	5,707,561
		33,585,019
Idaho — 0.7%
Idaho Health Facilities Authority, Refunding RB, Series A, 4.38%, 03/01/53	1,360	1,274,174
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48	8,410	8,846,855
		10,121,029
Illinois — 10.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/40	1,000	950,593
Series A, 5.75%, 12/01/50	3,000	3,012,642
Series A, 6.25%, 12/01/50	3,320	3,452,838
Series C, 5.25%, 12/01/35	1,440	1,407,866
Series D, 5.00%, 12/01/46	5,485	4,985,593
Chicago Board of Education, Refunding GO
Series B, 5.00%, 12/01/36	1,300	1,286,820
Series B, 6.00%, 12/01/43	2,275	2,375,873
Series G, 5.00%, 12/01/34	1,315	1,316,206
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 4.50%, 01/01/48	7,000	6,645,835
Class A, AMT, Senior Lien, (AGM), 5.50%, 01/01/53	6,900	7,061,651
Series E, AMT, Senior Lien, 5.50%, 01/01/60	11,020	11,327,284
Series A, Senior Lien, 5.25%, 01/01/61	7,855	8,035,495
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	4,250	4,242,433
Series B, Senior Lien, 5.50%, 01/01/59	3,990	4,178,070
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, (AGM-CR), 5.00%, 12/01/46	4,565	4,573,227
City of Chicago Illinois Waterworks Revenue, RB, Series A, 5.50%, 11/01/66	1,305	1,354,118
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/41(g)	1,585	1,595,606
Series C, 4.00%, 02/15/41	15	13,977
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Illinois Housing Development Authority, RB, S/F Housing
Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	$920	$ 941,387
Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	2,855	3,064,331
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	1,000	1,031,350
Series A, 4.00%, 01/01/46	1,105	1,033,439
Metropolitan Pier & Exposition Authority, RB(c)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	15,062,786
Series A, (NPFGC), 0.00%, 12/15/34	41,880	30,112,842
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56(c)	8,755	1,861,338
Metropolitan Pier & Exposition Authority, Refunding RB(c)
Series B, (AGM), 0.00%, 06/15/44	14,605	6,397,488
Series B, (AGM), 0.00%, 06/15/47	8,000	2,925,458
State of Illinois, GO
Series B, 5.25%, 05/01/43	2,140	2,227,065
Series C, 5.50%, 04/01/51	7,035	7,359,136
Series D, 5.00%, 11/01/27	6,965	7,141,795
Series E, 5.00%, 09/01/43	3,245	3,361,657
		150,336,199
Indiana — 1.0%
Avon Community School Building Corp., RB, (ST INTERCEPT), 5.50%, 01/15/43	1,500	1,612,295
Indiana Finance Authority, RB, Series A, 1st Lien, Sustainability Bonds, 4.00%, 10/01/51	2,025	1,792,003
Indiana Finance Authority, Refunding RB
Class A, 5.50%, 10/01/50	2,180	2,307,234
Series C, 5.25%, 10/01/46	3,910	4,124,273
Series C, 5.25%, 10/01/47	1,350	1,417,630
Indianapolis Local Public Improvement Bond Bank, Refunding ARB, Series B1, 5.25%, 01/01/55	3,315	3,425,235
		14,678,670
Iowa — 0.1%
Iowa Finance Authority, Refunding RB, Series A, 5.13%, 05/15/59	850	791,503
Kansas — 0.5%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,530	1,527,687
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	260	226,066
Kansas Development Finance Authority, RB, Series A, 4.13%, 05/01/41	3,610	3,540,775
University of Kansas Hospital Authority, Refunding RB, 5.50%, 03/01/54	1,830	1,939,858
		7,234,386
Kentucky — 2.3%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	475	445,767
Kentucky Public Energy Authority, Refunding RB(a)
Series A-1, 5.25%, 04/01/54	11,055	11,669,228
Series B, 5.00%, 01/01/55	8,285	8,627,243
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Convertible, 6.60%, 07/01/39	8,225	9,140,627
Security	Par (000)	Value
Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d) (continued)
Convertible, 6.75%, 07/01/43	$1,200	$ 1,324,571
University of Kentucky, RB, Class A, 5.00%, 04/01/55	1,610	1,619,840
		32,827,276
Louisiana — 0.6%
Louisiana Public Facilities Authority, RB, AMT, 5.75%, 09/01/64	2,075	2,134,697
Louisiana Public Facilities Authority, Refunding RB, Series A, 4.00%, 12/15/50(g)	60	60,934
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.25%, 07/01/53	1,555	1,587,663
Parish of East Baton Rouge Capital Improvements District, RB, 5.00%, 08/01/46	2,630	2,753,760
Port New Orleans Board of Commissioners, ARB, Series E, AMT, 5.00%, 04/01/44	1,345	1,353,224
		7,890,278
Maryland — 0.6%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	546,146
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	4,165	4,071,552
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.25%, 07/01/50	2,000	2,049,944
Maryland Stadium Authority, RB, 5.00%, 06/01/54	1,050	1,066,761
		7,734,403
Massachusetts — 1.6%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 5.00%, 06/01/52	1,335	1,362,759
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/50	6,285	6,456,054
Massachusetts Development Finance Agency, Refunding RB
4.13%, 10/01/42(b)	470	436,208
5.50%, 07/01/55	3,435	3,598,665
5.50%, 12/01/56	4,935	5,187,551
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	350	328,658
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,110	1,128,729
Port of Seattle Washington, ARB, Series E, Intermediate Lien, 5.00%, 11/01/49	3,790	3,889,573
		22,388,197
Michigan — 3.4%
Great Lakes Water Authority Water Supply System Revenue, RB, Series D, 2nd Lien, 5.50%, 07/01/55	11,740	12,433,613
Michigan Finance Authority, RB, Sustainability Bonds, 5.50%, 02/28/57	7,065	7,223,172
Michigan Finance Authority, Refunding RB
4.00%, 09/01/46	1,200	1,038,345
4.00%, 11/15/46	2,640	2,308,421
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	8,405	8,525,173
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 5.50%, 06/01/53	3,385	3,546,111
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	2,845	2,860,448
AMT, 5.00%, 06/30/48	10,080	9,893,125
		47,828,408

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota — 0.6%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	$1,995	$ 1,757,820
Series A, 5.25%, 02/15/58	1,480	1,484,100
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	695	650,179
Minnesota Housing Finance Agency, RB, S/F Housing
Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	2,670	2,784,360
Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	2,175	2,302,819
		8,979,278
Missouri — 1.4%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 04/01/45	7,465	7,025,971
Series A, 4.00%, 02/15/49	2,630	2,239,993
Series A, 4.25%, 04/01/55	4,390	4,034,439
Series A, Class P, 5.25%, 02/01/54	665	665,231
Kansas City Industrial Development Authority, ARB, Class B, AMT, (AGM), 5.00%, 03/01/55	640	634,696
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.70%, 11/01/54	5,830	5,692,569
		20,292,899
Montana — 0.0%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	270	234,540
Nevada — 0.3%
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	355	334,721
4.00%, 06/01/44	950	863,392
Las Vegas Valley Water District, GOL, Series A, 5.25%, 06/01/55	1,405	1,468,368
Tahoe-Douglas Visitors Authority, RB, 5.00%, 07/01/51	1,610	1,562,536
		4,229,017
New Hampshire — 2.2%
New Hampshire Business Finance Authority, RB, Series A, Sustainability Bonds, 5.50%, 06/01/55	12,955	13,353,292
New Hampshire Business Finance Authority, RB, M/F Housing
Class A, 5.10%, 12/20/42	1,115	1,140,495
1st Series, Class B, 5.75%, 04/28/42	3,395	3,415,288
1st Series, Subordinate, 5.13%, 01/28/43(a)	1,840	1,810,628
Series 2025, Subordinate, 5.15%, 09/28/37	5,250	5,111,803
Class A-1, Sustainability Bonds, 4.09%, 11/20/42(a)	7,174	6,801,709
		31,633,215
New Jersey — 6.8%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	6,340	6,573,448
Middlesex County Improvement Authority, RB, M/F Housing, Class IA, 5.95%, 06/01/61(b)	900	917,250
New Jersey Economic Development Authority, ARB, Series A, AMT, 5.63%, 11/15/30	1,330	1,331,819
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	1,740	1,813,398
Series EEE, 5.00%, 06/15/48	2,155	2,187,226
AMT, 5.13%, 01/01/34	2,980	2,988,746
Security	Par (000)	Value
New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.38%, 01/01/43	$14,920	$ 14,932,188
New Jersey Economic Development Authority, Refunding RB, Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	1,771,532
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,240,438
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1-B, AMT, 4.50%, 12/01/45	305	301,804
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, 5.10%, 10/01/50	6,220	6,273,907
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	780	780,496
Series AA, 5.00%, 06/15/50	1,765	1,805,150
Series BB, 5.00%, 06/15/46	7,310	7,545,335
New Jersey Transportation Trust Fund Authority, RB, CAB(c)
Series A, 0.00%, 12/15/35	10,000	6,929,196
Series A, 0.00%, 12/15/38	7,260	4,284,564
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	14,170	13,878,770
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	6,605	6,941,713
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	3,565	3,512,859
Sub-Series B, 5.00%, 06/01/46	9,995	9,650,444
		96,660,283
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	425	416,654
New York — 13.0%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	1,880	1,882,085
City of New York, GO
Series D, 4.00%, 04/01/50	2,525	2,217,267
Series G-1, 5.25%, 02/01/53	1,230	1,270,061
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	6,395	5,010,927
Metropolitan Transportation Authority, Refunding RB
Series A-1, Sustainability Bonds, 5.25%, 11/15/57	3,050	3,052,604
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	515	517,596
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	760	768,662
New York City Housing Development Corp., RB, M/F Housing
Series A-1, Sustainability Bonds, 5.00%, 11/01/60	4,120	4,109,532
Series D, Sustainability Bonds, (HUD SECT 8), 5.00%, 05/01/56	12,555	12,560,548
Sustainable Bonds, 4.95%, 11/01/56	8,920	8,870,642
New York City Municipal Water Finance Authority, RB, Series BB, 5.25%, 06/15/55	2,175	2,270,398
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 4.13%, 06/15/46	370	345,899
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Subordinate, 5.25%, 11/01/51	1,240	1,296,442
Series A-1, Subordinate, 5.25%, 05/01/52	2,280	2,370,256
Series C-1, Subordinate, 4.00%, 02/01/43	20	18,864
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Series E, Subordinate, 5.00%, 11/01/53	$725	$ 735,643
Series F-1, Subordinate, 4.00%, 02/01/51	3,200	2,890,786
Series H-1, Subordinate, 5.00%, 11/01/50	1,370	1,399,411
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	5,290	4,587,445
Series A, 6.25%, 06/01/41(b)	4,715	4,486,773
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	315	229,116
Class 2, 5.38%, 11/15/40(b)	1,995	1,997,365
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	9,800	6,882,860
Series A, Sustainability Bonds, 3.00%, 11/15/51	415	285,085
New York State Dormitory Authority, Refunding RB
Class A, 5.25%, 05/01/54	2,150	2,203,215
Series A, 4.00%, 03/15/54	4,050	3,539,939
New York State Housing Finance Agency, RB, M/F Housing, Series D-1, Sustainable Bonds, (SONYMA), 4.95%, 05/01/56	2,985	2,968,915
New York State Thruway Authority, RB, Sustainability Bonds, 4.13%, 03/15/56	3,325	2,986,764
New York Transportation Development Corp., ARB
AMT, 5.63%, 04/01/40	2,930	3,105,430
Series A, AMT, 5.25%, 01/01/50	2,360	2,354,254
AMT, Sustainability Bonds, 6.00%, 06/30/55	8,790	9,227,939
AMT, Sustainability Bonds, 6.00%, 06/30/59	4,940	5,172,193
AMT, Sustainability Bonds, (AGM), 6.00%, 06/30/60	4,395	4,656,943
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	4,180	4,337,780
AMT, 4.00%, 04/30/53	1,175	1,011,856
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	12,830	12,914,433
AMT, Sustainability Bonds, 5.38%, 06/30/60	9,950	10,052,044
AMT, Sustainability Bonds, 5.50%, 06/30/60	5,070	5,105,961
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, (AGM), 5.25%, 12/31/54	6,730	6,834,562
Port Authority of New York & New Jersey, Refunding RB, Series 226, AMT, 5.00%, 10/15/39	2,500	2,585,741
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	13,145	11,983,491
Series A, 5.25%, 05/15/52	1,725	1,782,874
Series A, 4.13%, 05/15/53	2,770	2,495,136
Triborough Bridge & Tunnel Authority, RB
Class A, 5.25%, 12/01/48	5,125	5,402,501
Series A-1, 4.00%, 11/15/54	1,415	1,248,027
Series A-1, 5.50%, 11/15/56	2,155	2,300,614
Series D-2, Senior Lien, Sustainability Bonds, 5.50%, 05/15/52	6,500	6,827,469
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	2,356,080
		183,510,428
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, 5.25%, 11/01/56	3,015	2,998,840
North Dakota — 0.9%
City of Grand Forks North Dakota, RB
Series A, (AGM), 5.00%, 12/01/48	640	644,589
Security	Par (000)	Value
North Dakota (continued)
City of Grand Forks North Dakota, RB (continued)
Series A, (AGM), 5.00%, 12/01/53	$1,125	$ 1,126,946
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	3,030	2,980,752
Series C, Sustainability Bonds, 4.75%, 07/01/49	8,015	7,930,760
		12,683,047
Ohio — 1.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	830	710,362
Series B-2, Class 2, 5.00%, 06/01/55	10,650	8,053,014
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(c)	14,395	956,846
County of Cuyahoga, Refunding GOL, 5.50%, 12/01/61	5,230	5,582,803
County of Franklin Ohio, RB, Series CC, 5.00%, 11/15/49	530	563,737
Ohio Housing Finance Agency, RB, M/F Housing(b)
6.00%, 09/01/41	785	817,073
Series A, 5.63%, 08/01/41	785	786,303
State of Ohio, Refunding RB, Series A, (BAM-TCRS), 4.00%, 01/15/50	4,420	3,848,230
		21,318,368
Oklahoma — 0.7%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,625	1,623,226
Oklahoma Municipal Power Authority, Refunding RB, Series A, (AGM), 5.25%, 01/01/56	3,760	3,934,791
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	4,070	4,279,118
		9,837,135
Oregon — 0.4%
Clackamas County School District No. 12 North Clackamas, GO, CAB(c)
Series A, (GTD), 0.00%, 06/15/38	2,500	1,478,224
Series A, (GTD), 0.00%, 06/15/38(g)	300	179,375
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/53	3,495	3,618,236
		5,275,835
Pennsylvania — 9.0%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.50%, 01/01/48	1,020	1,061,049
Series A, AMT, (AGM), 5.50%, 01/01/53	1,330	1,370,313
Series A, AMT, (AGM-CR), 4.00%, 01/01/56	605	512,486
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	3,965	4,075,739
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/47	3,650	3,672,867
Series C, (AGM), 5.25%, 09/01/54	7,835	8,120,265
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, (AGM), 4.50%, 09/01/48	2,785	2,752,678
Geisinger Authority, Refunding RB, 4.00%, 04/01/50	5,000	4,296,206
Lancaster County Hospital Authority, RB, 5.00%, 11/01/51	2,940	2,948,724

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	$1,000	$ 984,056
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	4,510	3,755,089
Class B, 5.00%, 05/01/57	5,000	4,900,674
5.00%, 09/01/48	345	345,271
Series B, (BAM-TCRS), 4.00%, 05/01/52	4,585	3,953,313
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	1,545	1,558,828
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	4,171,027
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	9,320	9,198,422
AMT, 5.50%, 06/30/43	985	1,034,414
AMT, 5.75%, 06/30/48	1,645	1,722,712
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.50%, 12/15/51	5,015	4,738,274
Series A, 5.25%, 12/15/51	4,600	4,748,103
AMT, 5.50%, 11/01/44	1,035	1,034,847
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 06/15/55	2,140	1,852,874
Pennsylvania Higher Educational Facilities Authority, Refunding RB
Series B-1, (AGM), 5.00%, 11/01/51	2,155	2,156,283
Series B2, 4.38%, 11/01/54	4,875	4,338,964
Series B2, 5.50%, 11/01/54	2,490	2,543,591
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 5.45%, 04/01/51	3,610	3,683,792
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	7,435	7,955,848
Series 148A, Sustainability Bonds, 4.75%, 10/01/50	10,000	9,754,416
Pennsylvania Turnpike Commission, RB
Series B, 5.25%, 12/01/44	1,500	1,599,723
Series C, 5.25%, 12/01/54	8,000	8,324,793
Pennsylvania Turnpike Commission, Refunding RB, Series 2017-3, Subordinate, 5.00%, 12/01/40	2,330	2,361,627
Philadelphia Authority for Industrial Development, RB
5.25%, 11/01/52	2,440	2,474,872
Series A, 4.00%, 07/01/49	4,315	3,893,414
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/49	4,580	4,755,121
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	710	752,354
		127,403,029
Puerto Rico — 3.1%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	1,435	1,514,951
Series A-1, Restructured, 5.75%, 07/01/31	1,295	1,397,299
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	3,122	2,964,004
Series A-1, Restructured, 5.00%, 07/01/58	20,922	20,101,818
Series A-2, Restructured, 4.78%, 07/01/58	6,288	5,943,775
Series A-2, Restructured, 4.33%, 07/01/40	152	148,412
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$937	$ 889,581
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,186,326
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	24,961	9,082,834
		43,229,000
Rhode Island — 0.4%
Rhode Island Health and Educational Building Corp., RB, 5.00%, 11/01/53	6,170	6,206,106
South Carolina — 3.6%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,235	3,423,895
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	7,215	7,671,465
South Carolina Jobs-Economic Development Authority, RB
7.50%, 08/15/62(b)	1,290	1,142,522
Series A, 5.50%, 11/01/48	1,420	1,498,965
Series A, 5.50%, 11/01/49	8,520	8,968,627
Series A, 5.50%, 11/01/50	670	703,928
South Carolina Jobs-Economic Development Authority, Refunding RB, 5.00%, 11/15/47	1,050	1,050,141
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	650	569,787
South Carolina Public Service Authority, Refunding RB
Series A, 5.25%, 12/01/50	6,455	6,714,430
Series A, (AGM), 5.00%, 12/01/55	3,465	3,521,143
Series B, 5.00%, 12/01/46	5,920	6,144,728
Series B, 5.00%, 12/01/51	2,110	2,134,930
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series B-1, (FHLMC, FNMA, GNMA), 4.75%, 07/01/51	4,600	4,506,110
Series B-1, (FHLMC, FNMA, GNMA), 4.80%, 07/01/56	2,955	2,844,097
		50,894,768
South Dakota — 0.2%
South Dakota Housing Development Authority, Refunding RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.70%, 05/01/50	3,410	3,309,435
Tennessee — 1.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 4.00%, 10/01/54	7,775	6,983,363
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	3,830	3,992,606
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.50%, 07/01/42	2,000	2,128,088
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,640	1,727,362
		14,831,419
Texas — 11.8%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	2,415	2,172,846
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Arlington Higher Education Finance Corp., RB(b)(e)(f)
7.50%, 04/01/62	$2,645	$ 1,322,500
7.88%, 11/01/62	2,250	1,350,000
Aubrey Independent School District, GO, (PSF), 4.00%, 02/15/52	1,500	1,329,906
City of Austin Texas Airport System Revenue, Refunding ARB, Series B, AMT, 5.25%, 11/15/56	9,040	9,234,045
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	3,935	4,029,143
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.13%, 07/15/53	8,025	6,912,098
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.25%, 03/01/49	3,410	3,538,930
City of Houston Texas Airport System Revenue, ARB
Series B, AMT, 5.50%, 07/15/36	300	323,755
Series B, AMT, 5.50%, 07/15/37	1,035	1,109,763
Series B, AMT, 5.50%, 07/15/38	310	330,207
Series B, AMT, 5.50%, 07/15/39	600	635,439
City of Houston Texas Airport System Revenue, Refunding ARB
Series A, AMT, Subordinate Lien, (AGM), 5.25%, 07/01/48	1,745	1,794,437
Series A, AMT, Subordinate Lien, 5.50%, 07/01/55	9,770	10,178,063
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	1,830	1,831,807
Series A, AMT, 5.00%, 07/01/27	690	698,286
City of Houston Texas Hotel Occupancy Tax & Special Revenue, Refunding RB, Series C, 1st Lien, 5.50%, 09/01/58	10,260	10,788,265
City of Houston Texas, GOL
Series A, 5.25%, 03/01/49	6,090	6,385,436
Series A, 4.13%, 03/01/51	2,000	1,778,206
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/42	905	963,106
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	2,135	1,906,640
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series E, 5.25%, 02/01/49	4,500	4,722,323
Clifton Higher Education Finance Corp., Refunding RB, Series A, (PSF), 4.13%, 08/15/49	1,155	1,033,251
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	13,865	12,608,373
County of Harris Texas, GOL, 4.00%, 09/15/49	3,480	3,122,250
Dallas Independent School District, Refunding GO, (PSF), 4.00%, 02/15/53	1,600	1,421,356
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	2,795	2,556,380
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	850	745,620
EP Royal Estates PFC, RB, M/F Housing, 4.25%, 10/01/39	665	632,101
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	6,600	5,960,214
Hurst-Euless-Bedford Independent School District, GO, (PSF), 4.00%, 08/15/50	6,475	5,834,446
Leander Independent School District, Refunding GO, Series A, (PSF), 5.00%, 08/15/50	1,345	1,392,486
Longview Independent School District, GO, (PSF), 4.00%, 02/15/49	1,120	1,024,387
Security	Par (000)	Value
Texas (continued)
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/36(c)(g)	$5,810	$ 3,630,427
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.50%, 08/15/49	6,420	6,910,275
Series A, 5.00%, 08/15/50(b)	1,385	1,148,738
Northwest Independent School District, GO
(PSF), 5.00%, 02/15/49	7,635	7,871,278
(PSF), 5.25%, 02/15/55	4,225	4,426,746
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	3,070	3,115,941
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	3,250	3,250,166
Tarrant Regional Water District, RB, 4.25%, 09/01/55	2,855	2,635,006
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	880	785,401
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series C, (GNMA), 5.00%, 09/01/48	1,620	1,638,169
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,740	6,015,393
Texas State Technical College, RB, (AGM), 5.50%, 08/01/42	3,335	3,614,395
Waller Consolidated Independent School District, GO, Series A, (PSF), 4.00%, 02/15/53	3,300	2,904,783
Ysleta Independent School District, GO, (PSF), 4.25%, 08/15/56	9,670	8,805,936
		166,418,719
Utah — 1.8%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	862	873,332
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/43	2,610	2,635,042
Series A, AMT, 5.25%, 07/01/48	5,780	5,824,252
Series A, AMT, 5.50%, 07/01/55	4,685	4,887,548
County of Utah, RB, Series B, 4.00%, 05/15/47	2,650	2,405,838
Downtown Revitalization Public Infrastructure District, RB
Series A, 1st Lien, (AGM), 5.50%, 06/01/55	3,960	4,189,094
Series B, 2nd Lien, (AGM), 5.50%, 06/01/50	1,550	1,657,739
Series B, 2nd Lien, (AGM), 5.50%, 06/01/55	1,405	1,483,163
Resort Core Public Infrastructure District No. 1, GOL, Series A-1, 5.63%, 03/01/51	900	901,151
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	190	181,361
		25,038,520
Virginia — 1.2%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	724	712,209
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(d)	1,739	1,608,781
Henrico County Economic Development Authority, RB, Series A, 5.00%, 11/01/48	2,845	2,904,572
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	6,320	5,062,608
Virginia Housing Development Authority, RB, M/F Housing, Series A, 4.60%, 09/01/49	1,035	1,001,715

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Virginia (continued)
Virginia Housing Development Authority, RB, S/F Housing, Series H, (FHLMC, FNMA, GNMA), 4.90%, 01/01/57	$1,835	$ 1,779,858
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/56	2,555	2,501,437
Virginia Small Business Financing Authority, Refunding RB, Series A, 5.25%, 12/01/56	670	673,434
		16,244,614
Washington — 1.3%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 2.39%, 01/01/40(a)	1,325	1,320,798
Port of Seattle Washington, ARB, Series B, AMT, Intermediate Lien, 5.50%, 10/01/50	2,525	2,661,988
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.00%, 08/01/47	4,350	4,393,977
Vancouver Housing Authority, RB, M/F Housing, 5.00%, 08/01/40	1,040	1,043,975
Washington Health Care Facilities Authority, Refunding RB
4.00%, 09/01/50	2,000	1,693,454
Series A, 5.00%, 08/01/44	1,750	1,777,238
Series A, 5.50%, 09/01/55	1,285	1,341,193
Washington State Housing Finance Commission, RB, 5.25%, 07/01/51	720	738,908
Washington State Housing Finance Commission, RB, M/F Housing
Series 2025-1, 4.08%, 11/20/41(a)	2,016	1,896,785
Series 2, Class 1, Sustainability Bonds, 4.09%, 03/01/50	1,753	1,671,793
Washington State Housing Finance Commission, Refunding RB, Series A, 5.00%, 07/01/48	400	404,392
		18,944,501
Wisconsin — 2.5%
Public Finance Authority, RB
Class A, 4.25%, 06/15/31(b)	270	257,125
Class A, 5.00%, 06/15/41(b)	895	793,591
Class A, 5.00%, 06/15/51(b)	590	485,278
Series A, 5.00%, 06/01/36(b)	200	183,078
Series A, 5.00%, 06/01/51(b)	680	519,619
Series A, 5.00%, 06/01/61(b)	870	631,401
AMT, 5.75%, 06/30/60	205	211,962
AMT, 6.50%, 06/30/60	1,240	1,356,781
AMT, 5.75%, 12/31/65	10,320	10,648,262
AMT, 6.50%, 12/31/65	5,880	6,433,768
Public Finance Authority, RB, M/F Housing, 8.00%, 02/01/37(b)	1,130	1,110,682
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	845	792,989
5.25%, 11/15/55	925	935,742
Series B, AMT, 5.00%, 07/01/42	1,000	999,979
Wisconsin Health & Educational Facilities Authority, RB, Class A, 5.50%, 02/15/54	6,120	6,296,734
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	3,000	2,555,708
Security	Par (000)	Value
Wisconsin (continued)
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	$1,400	$ 1,418,932
Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 03/01/51	305	299,349
		35,930,980
Wyoming — 0.1%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	1,690	1,483,584
Wyoming Community Development Authority, Refunding RB, S/F Housing, Series 1, 4.40%, 12/01/43	500	495,638
		1,979,222
Total Municipal Bonds — 119.6% (Cost: $1,667,590,327)		1,690,967,966
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
Alabama — 2.3%
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, Series B, 5.00%, 11/15/46	11,790	11,793,957
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	10,000	10,856,761
Southeast Energy Authority A Cooperative District, RB, Series A, 5.25%, 01/01/54	10,000	10,402,432
		33,053,150
Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 4.13%, 11/15/47	10,300	9,335,775
District of Columbia — 3.2%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.00%, 06/01/50	4,560	4,716,203
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/50	12,097	12,174,207
Series A, AMT, 5.50%, 10/01/54	5,180	5,377,053
Series A, AMT, 5.50%, 10/01/55	8,340	8,720,950
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, 5.50%, 07/15/60	13,660	14,392,721
		45,381,134
Florida — 4.3%
Central Florida Expressway Authority, RB, Series B, Senior Lien, 5.00%, 07/01/49	14,090	14,322,624
City of Melbourne Florida Water & Sewer Revenue, RB, Series 2023-ZF, 5.00%, 11/15/50	3,090	3,169,137
City of Tallahassee, RB, Series 2025-ZF, 5.25%, 10/01/55	3,320	3,486,244
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	10,500	10,430,339
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/50	2,735	2,796,855
Greater Orlando Aviation Authority, ARB, AMT, Subordinate, 5.25%, 10/01/51(i)	9,759	9,953,382
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
JEA Water & Sewer System Revenue, Refunding RB, Series A, 5.25%, 10/01/49	$9,830	$ 10,326,369
Tampa Bay Water, RB, Series A, 5.25%, 10/01/54(i)	5,793	6,012,781
		60,497,731
Georgia — 0.2%
County of DeKalb Georgia Water & Sewerage Revenue, RB, Series A, 5.00%, 10/01/55(i)	3,500	3,593,092
Illinois — 2.1%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Second Lien, (BAM), 5.00%, 12/01/46	10,000	10,274,778
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/44	8,000	8,199,514
Series A, 5.00%, 01/01/46	10,470	10,831,372
		29,305,664
Massachusetts — 2.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Sustainability Bonds, 5.00%, 06/01/53	10,010	10,241,257
Commonwealth of Massachusetts, GO, Series 2024, 5.00%, 12/01/51	16,200	16,680,892
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 04/01/55	6,620	6,786,574
		33,708,723
Michigan — 0.2%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	2,551	2,587,292
Minnesota — 0.6%
Minneapolis-St. Paul Metropolitan Airports Commission, ARB, AMT, Subordinate, 5.25%, 01/01/49	8,110	8,373,735
Missouri — 0.8%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53(i)	10,000	8,488,917
Missouri Housing Development Commission, RB, S/F Housing, Series E, 4.60%, 11/01/49	3,043	2,951,022
		11,439,939
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Series AA, 5.00%, 06/15/55	7,380	7,465,488
New Jersey Turnpike Authority, RB, Series B, 5.25%, 01/01/49	5,255	5,547,232
		13,012,720
New York — 13.9%
City of New York, GO, Series B, 5.25%, 10/01/47	2,940	3,053,851
Empire State Development Corp., Refunding RB
5.00%, 03/15/41	7,790	8,235,571
5.00%, 03/15/43	10,000	10,502,326
5.00%, 03/15/44	8,280	8,657,337
New York City Housing Development Corp., Series 2025-ZF, 5.00%, 11/01/55	4,200	4,205,795
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48(i)	2,460	2,404,158
New York City Municipal Water Finance Authority, RB, Series AA, Subordinate, 5.00%, 06/15/51(i)	6,135	6,316,681
Security	Par (000)	Value
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B, 5.25%, 05/01/55	$7,173	$ 7,442,644
Series C, 5.25%, 05/01/48	4,240	4,417,913
Series C-1, Subordinate, 5.00%, 05/01/50	8,413	8,585,046
Series H-1, Subordinate, 5.00%, 11/01/50	11,060	11,297,435
Sub-Series D-1, 5.25%, 11/01/43	12,040	12,814,342
Sub-Series D-1, 5.50%, 11/01/45	5,900	6,353,669
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/63	6,627	6,857,427
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/41	9,795	9,998,239
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/47(i)	4,630	4,809,803
Series A, 5.00%, 03/15/53(i)	3,118	3,185,079
Series E, 5.00%, 03/15/46	3,940	4,010,702
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.13%, 06/30/60	10,000	9,936,159
Port Authority of New York & New Jersey, Refunding ARB, AMT, 5.00%, 01/15/47(i)	3,860	3,936,684
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	10,572	9,522,740
Series A, 4.25%, 05/15/58	16,737	15,333,396
Series A-1, 4.13%, 05/15/64	5,150	4,464,134
Triborough Bridge & Tunnel Authority, RB
Series A, 5.50%, 11/15/57	14,906	15,634,779
Series D-2, Senior Lien, Sustainability Bonds, 5.25%, 05/15/47	9,810	10,340,566
Triborough Bridge & Tunnel Authority, Refunding RB, Series B-1, Sustainability Bonds, 5.25%, 05/15/54	3,758	3,886,842
		196,203,318
Ohio — 1.5%
Columbus Regional Airport Authority, Refunding ARB, Series A, AMT, 5.50%, 01/01/55(i)	20,000	20,699,856
Oregon — 1.3%
Port of Portland Oregon Airport Revenue, Refunding ARB
Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	7,232	7,537,874
Series 30A, AMT, Sustainability Bonds, 5.25%, 07/01/45	10,560	11,058,844
		18,596,718
Pennsylvania — 3.0%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	8,052	8,356,442
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	3,838	4,106,730
Series 145A, Sustainability Bonds, 4.75%, 10/01/49	17,380	17,194,717
Series 147 A, Sustainability Bonds, 4.70%, 10/01/49(i)	3,000	2,976,883
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	10,005	10,329,383
		42,964,155
South Carolina — 2.0%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	26,458	28,131,741

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas — 3.8%
Austin Community College District, Refunding GOL, 5.25%, 08/01/55	$5,260	$ 5,474,259
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, Subordinate Lien, 5.50%, 07/01/55	7,858	8,186,254
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
Series A, 5.25%, 02/01/49	13,298	13,923,229
Series A, 5.50%, 02/01/50(i)	2,474	2,617,335
Dallas Area Rapid Transit, Refunding RB, Series B, Senior Lien, 5.00%, 12/01/47	9,480	9,695,173
North Texas Municipal Water District, RB, Series 2025- ZF, 5.00%, 06/01/50(i)	10,356	10,566,412
Terrell Independent School District, GO, (AGM), 5.25%, 08/01/55(i)	3,220	3,357,571
		53,820,233
Utah — 0.3%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.50%, 07/01/53(i)	4,061	4,209,577
Washington — 2.0%
City of Everett Washington Water & Sewer Revenue, Series 2025-ZF, 5.25%, 12/01/50	10,370	10,742,228
Port of Seattle Washington, Refunding ARB
Series B, AMT, Intermediate Lien, 5.25%, 07/01/49	11,970	12,321,190
Series C, AMT, 5.00%, 08/01/46	5,390	5,460,634
		28,524,052
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.5% (Cost: $636,649,502)		643,438,605

	Shares
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(f)(j)	245,960	491,920
Total Warrants — 0.0% (Cost: $ — )		491,920
Total Long-Term Investments — 165.1% (Cost: $2,304,239,829)		2,334,898,491
Security	Shares	Value
Short-Term Securities
Money Market Funds — 3.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(k)(l)	50,161,688	$ 50,166,704
Total Short-Term Securities — 3.5% (Cost: $50,166,265)		50,166,704
Total Investments — 168.6% (Cost: $2,354,406,094)		2,385,065,195
Other Assets Less Liabilities — 1.6%		23,111,794
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.7)%		(406,140,058)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.5)%		(587,511,595)
Net Assets Applicable to Common Shares — 100.0%		$ 1,414,525,336

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2031 to June 1, 2046, is $62,200,889. See
Note 4 of the Notes to Financial Statements for details.

(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 8,057,737	$ 42,108,967 (a)	$ —	$ —	$ —	$ 50,166,704	50,161,688	$ 439,344	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,690,967,966	$ —	$ 1,690,967,966
Municipal Bonds Transferred to Tender Option Bond Trusts	—	643,438,605	—	643,438,605
Warrants	—	—	491,920	491,920
Short-Term Securities
Money Market Funds	50,166,704	—	—	50,166,704
	$50,166,704	$2,334,406,571	$491,920	$2,385,065,195
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(403,859,326)	$—	$(403,859,326)
VRDP Shares at Liquidation Value	—	(587,700,000)	—	(587,700,000)
	$—	$(991,559,326)	$—	$(991,559,326)

2026 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
July 31, 2026

	MUA	BTT	MHD	MQY
ASSETS
Investments, at value — unaffiliated(a)	$ 823,201,984	$ 2,364,352,123	$ 3,677,684,301	$ 3,081,483,719
Investments, at value — affiliated(b)	5,675,451	3,642,707	43,238,870	33,715,845
Receivables:
Investments sold	1,672,249	18,082,303	9,670,956	3,345,064
Dividends — affiliated	8,764	61,125	60,999	66,435
Interest — unaffiliated	10,107,264	22,411,496	40,471,037	33,508,326
Deferred offering costs	—	—	—	7,469
Prepaid expenses	86,760	544,600	—	1,112,821
Total assets	840,752,472	2,409,094,354	3,771,126,163	3,153,239,679
ACCRUED LIABILITIES
Bank overdraft	115,088	—	38,148	25,734
Payables:
Investments purchased	2,819,416	16,954,129	—	—
Accounting services fees	30,733	79,440	67,216	46,943
Custodian fees	2,225	8,025	1,960	4,100
Income dividend distributions — Common Shares	2,794,692	2,952,219	10,394,633	8,725,062
Interest expense and fees	119,196	711,305	5,153,426	3,071,825
Investment advisory fees	394,503	812,069	1,771,461	1,348,179
Directors’ and Officer’s fees	30,859	7,774	382,182	747,574
Other accrued expenses	181,761	67,522	13,469	602,683
Professional fees	71,061	64,828	130,675	112,696
Reorganization costs	—	—	208,543	163,763
Transfer agent fees	14,121	17,287	8,634	7,501
Total accrued liabilities	6,573,655	21,674,598	18,170,347	14,856,060
OTHER LIABILITIES
TOB Trust Certificates	24,741,684	83,414,981	852,392,605	476,885,780
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	250,950,942	749,390,237	—	847,356,011
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	717,800,000	—
Total other liabilities	275,692,626	832,805,218	1,570,192,605	1,324,241,791
Total liabilities	282,266,281	854,479,816	1,588,362,952	1,339,097,851
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 558,486,191	$ 1,554,614,538	$ 2,182,763,211	$ 1,814,141,828
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 656,070,681	$ 1,554,345,174	$ 2,602,498,493	$ 2,097,796,686
Accumulated earnings (loss)	(97,584,490)	269,364	(419,735,282)	(283,654,858)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 558,486,191	$ 1,554,614,538	$ 2,182,763,211	$ 1,814,141,828
Net asset value per Common Share	$ 11.09	$ 24.43	$ 12.49	$ 12.06
(a) Investments, at cost—unaffiliated	$854,780,311	$2,376,557,913	$3,647,043,379	$3,038,764,014
(b) Investments, at cost—affiliated	$5,675,451	$3,642,707	$43,238,870	$33,715,504
(c) Preferred Shares outstanding	2,510	7,500	7,178	8,481
(d) Preferred Shares authorized	2,510	7,650	8,478	16,755
(e) Par value per Preferred Share	$0.10	$0.001	$0.10	$0.10
(f) Common Shares outstanding	50,354,821	63,625,411	174,699,711	150,432,112
(g) Common Shares authorized	199,997,490	Unlimited	199,991,522	199,983,245
(h) Par value per Common Share	$0.10	$0.001	$0.10	$0.10
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities  (continued)
July 31, 2026

MYI
ASSETS
Investments, at value — unaffiliated(a)	$ 2,334,898,491
Investments, at value — affiliated(b)	50,166,704
Receivables:
Investments sold	11,158,951
Dividends — affiliated	57,335
Interest — unaffiliated	25,095,285
Prepaid expenses	333,968
Total assets	2,421,710,734
ACCRUED LIABILITIES
Bank overdraft	23,131
Payables:
TOB Trust	4,888,797
Accounting services fees	45,539
Custodian fees	3,460
Income dividend distributions — Common Shares	6,787,295
Interest expense and fees	2,280,732
Investment advisory fees	1,036,094
Directors’ and Officer’s fees	566,070
Other accrued expenses	1,481
Professional fees	107,285
Reorganization costs	63,605
Transfer agent fees	10,988
Total accrued liabilities	15,814,477
OTHER LIABILITIES
TOB Trust Certificates	403,859,326
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	587,511,595
Total other liabilities	991,370,921
Total liabilities	1,007,185,398
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 1,414,525,336
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 1,620,822,627
Accumulated loss	(206,297,291)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 1,414,525,336
Net asset value per Common Share	$ 11.57
(a) Investments, at cost—unaffiliated	$2,304,239,829
(b) Investments, at cost—affiliated	$50,166,265
(c) Preferred Shares outstanding	5,877
(d) Preferred Shares authorized	26,364
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	122,293,607
(g) Common Shares authorized	199,973,636
(h) Par value per Common Share	$0.10
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Operations
Year Ended July 31, 2026

	MUA	BTT	MHD	MQY
INVESTMENT INCOME
Dividends — affiliated	$142,600	$719,725	$683,217	$799,046
Interest — unaffiliated	38,147,681	82,766,014	114,532,433	106,052,398
Total investment income	38,290,281	83,485,739	115,215,650	106,851,444
EXPENSES
Investment advisory	3,952,287	9,610,958	13,171,205	11,163,262
Liquidity fees	1,509,643	5,421,391	—	4,789,818
Portfolio investment fees	290,167	—	—	—
Remarketing fees on Preferred Shares	208,107	750,000	—	511,040
Accounting services	98,216	238,060	195,721	188,808
Offering	68,105	—	—	3,373
Professional	52,433	91,188	107,465	96,103
Reorganization	52,107	—	3,965	102,925
Transfer agent	51,037	49,899	68,311	101,508
Directors and Officer	30,688	91,889	97,767	126,048
Printing and postage	21,477	18,496	25,897	62,334
Registration	18,178	23,542	41,915	42,034
Custodian	7,047	24,565	12,011	15,920
Miscellaneous	115,346	123,734	104,155	140,824
Total expenses excluding interest expense, fees and amortization of offering costs	6,474,838	16,443,722	13,828,412	17,343,997
Interest expense, fees and amortization of offering costs(a)	6,180,602	22,306,509	32,534,755	25,429,431
Total expenses	12,655,440	38,750,231	46,363,167	42,773,428
Less fees waived and/or reimbursed by the Manager	(6,181)	(31,516)	(199,196)	(34,042)
Total expenses after fees waived and/or reimbursed	12,649,259	38,718,715	46,163,971	42,739,386
Net investment income	25,641,022	44,767,024	69,051,679	64,112,058
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(668,923)	1,151,191	(5,204,321)	(2,732,848)
	(668,923)	1,151,191	(5,204,321)	(2,732,848)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	15,978,798	1,982,455	(12,314,213)	(4,951,847)
Unfunded commitments	(1,856,076)	—	—	—
	14,122,722	1,982,455	(12,314,213)	(4,951,847)
Net realized and unrealized gain (loss)	13,453,799	3,133,646	(17,518,534)	(7,684,695)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$39,094,821	$47,900,670	$51,533,145	$56,427,363
(a) Related to TOB Trusts, VMTP and/or VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Operations  (continued)
Year Ended July 31, 2026

MYI
INVESTMENT INCOME
Dividends — affiliated	$439,344
Interest — unaffiliated	86,277,413
Total investment income	86,716,757
EXPENSES
Investment advisory	9,113,820
Reorganization	227,929
Accounting services	168,712
Professional	99,296
Directors and Officer	92,715
Transfer agent	92,197
Registration	37,709
Printing and postage	15,561
Custodian	13,024
Miscellaneous	89,513
Total expenses excluding interest expense, fees and amortization of offering costs	9,950,476
Interest expense, fees and amortization of offering costs(a)	24,435,406
Total expenses	34,385,882
Less fees waived and/or reimbursed by the Manager	(16,980)
Total expenses after fees waived and/or reimbursed	34,368,902
Net investment income	52,347,855
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(5,857,957)
Foreign currency transactions	(2)
(5,857,959)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,369,591
Net realized and unrealized gain	3,511,632
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$55,859,487
(a) Related to TOB Trusts and VRDP Shares.
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	MUA		BTT
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/26	Year Ended 07/31/25

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$25,641,022	$20,821,431	$44,767,024	$40,402,833
Net realized gain (loss)	(668,923)	(4,850,960)	1,151,191	2,223,380
Net change in unrealized appreciation (depreciation)	14,122,722	(34,335,330)	1,982,455	11,823,880
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	39,094,821	(18,364,859)	47,900,670	54,450,093
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(27,947,493)	(19,613,908)	(35,474,521)	(36,332,887)
Return of capital	(974,781)	(6,008,533)	—	—
Decrease in net assets resulting from distributions to Common Shareholders	(28,922,274)	(25,622,441)	(35,474,521)	(36,332,887)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	134,930,157	—	—	—
Reinvestment of common distributions	—	388,589	—	—
Redemption of shares resulting from a repurchase offer	—	—	(6,859,931)	(35,713,944)
Redemption of common shares due to reorganization	(397)	—	—	—
Net increase (decrease) in net assets derived from capital share transactions	134,929,760	388,589	(6,859,931)	(35,713,944)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	145,102,307	(43,598,711)	5,566,218	(17,596,738)
Beginning of year	413,383,884	456,982,595	1,549,048,320	1,566,645,058
End of year	$558,486,191	$413,383,884	$1,554,614,538	$1,549,048,320

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MHD		MQY
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/26	Year Ended 07/31/25

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$69,051,679	$28,593,496	$64,112,058	$38,253,822
Net realized loss	(5,204,321)	(18,507,944)	(2,732,848)	(22,406,269)
Net change in unrealized appreciation (depreciation)	(12,314,213)	(52,185,964)	(4,951,847)	(69,799,833)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	51,533,145	(42,100,412)	56,427,363	(53,952,280)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(73,690,146)	(25,675,872)	(72,567,620)	(34,416,057)
Return of capital	—	(10,823,259)	(222,139)	(15,580,140)
Decrease in net assets resulting from distributions to Common Shareholders	(73,690,146)	(36,499,131)	(72,789,759)	(49,996,197)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	1,573,880,910	—	986,045,882	—
Redemption of common shares due to reorganization	(2,653)	—	(2,379)	—
Net increase in net assets derived from capital share transactions	1,573,878,257	—	986,043,503	—
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	1,551,721,256	(78,599,543)	969,681,107	(103,948,477)
Beginning of year	631,041,955	709,641,498	844,460,721	948,409,198
End of year	$2,182,763,211	$631,041,955	$1,814,141,828	$844,460,721

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MYI
	Year Ended 07/31/26	Year Ended 07/31/25

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$52,347,855	$33,883,797
Net realized loss	(5,857,959)	(17,088,032)
Net change in unrealized appreciation (depreciation)	9,369,591	(56,608,140)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	55,859,487	(39,812,375)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(59,215,087)	(30,405,458)
Return of capital	(543,916)	(13,861,731)
Decrease in net assets resulting from distributions to Common Shareholders	(59,759,003)	(44,267,189)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	670,412,291	—
Redemption of common shares due to reorganization	(1,996)	—
Net increase in net assets derived from capital share transactions	670,410,295	—
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	666,510,779	(84,079,564)
Beginning of year	748,014,557	832,094,121
End of year	$1,414,525,336	$748,014,557

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Cash Flows
Year Ended July 31, 2026

	MUA	BTT	MHD	MQY
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$39,094,821	$47,900,670	$51,533,145	$56,427,363
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	124,237,703	540,569,133	374,081,052	389,838,278
Purchases of long-term investments	(118,273,448)	(573,806,539)	(406,687,062)	(437,576,335)
Net proceeds from sales (purchases) of short-term securities	(3,215,604)	16,069,124	(28,409,315)	(7,050,337)
Amortization of premium and accretion of discount on investments and other fees	(4,102,776)	13,190,970	(2,453,934)	(6,118,011)
Net realized (gain) loss on investments	668,923	(1,151,191)	5,204,321	2,732,848
Net unrealized (appreciation) depreciation on investments	(14,122,722)	(1,982,455)	12,314,213	4,951,847
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	7,148	8,317	(8,488)	13,265
Interest — unaffiliated	(928,946)	(1,033,198)	(5,608,301)	(3,430,993)
Prepaid expenses	295,995	779,271	2,313	(380,692)
Deferred offering costs.	—	—	—	(7,469)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(26,168)	(40,741)	(103,186)	(130,704)
Custodian fees	(2,691)	(4,087)	(12,200)	(8,619)
Interest expense and fees	22,452	58,099	3,928,297	2,397,237
Investment advisory fees	29,428	7,492	(343,030)	268,739
Directors’ and Officer’s fees	530	(338)	47,839	22,391
Other accrued expenses	51,422	(3,884)	(22,257)	257,456
Professional fees	7,974	21,873	43,030	30,270
Reorganization costs	(301,538)	—	(783,978)	(584,980)
Transfer agent fees	(29,718)	(15,570)	(83,734)	(64,284)
Net cash provided by operating activities	23,412,785	40,566,946	2,638,725	1,587,270
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(26,922,974)	(32,719,904)	(70,762,289)	(68,921,971)
Repayments of TOB Trust Certificates	(800,766)	—	(35,539,053)	(20,771,400)
Net payments on Common Shares redeemed	—	(7,291,430)	—	—
Proceeds from TOB Trust Certificates	—	—	55,590,473	57,001,965
Increase in bank overdraft	109,711	—	32,773	18,587
Amortization of deferred offering costs	5,470	(555,612)	—	97,739
Net cash used for financing activities	(27,608,559)	(40,566,946)	(50,678,096)	(32,575,080)
CASH
Net decrease in restricted and unrestricted cash	(4,195,774)	—	(48,039,371)	(30,987,810)
Restricted and unrestricted cash at beginning of year	4,195,774	—	48,039,371	30,987,810
Restricted and unrestricted cash at end of year	$—	$—	$—	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,152,680	$22,804,022	$28,606,458	$22,934,455
Fair value of investments acquired through reorganization	212,114,221	—	2,642,891,849	1,647,695,043
Net proceeds from the issuance of common shares due to reorganization	134,930,157	—	1,573,880,910	986,045,882
Net proceeds from the issuance of preferred shares due to reorganization	76,000,000	—	503,799,998	397,800,000
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended July 31, 2026

MYI
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$55,859,487
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	394,200,932
Purchases of long-term investments	(365,384,412)
Net purchases of short-term securities	(42,108,967)
Amortization of premium and accretion of discount on investments and other fees	(3,903,394)
Net realized loss on investments	5,857,957
Net unrealized (appreciation) depreciation on investments	(9,369,591)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(18,953)
Interest — unaffiliated	(520,689)
Prepaid expenses	(23,720)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(76,084)
Custodian fees	(6,132)
Interest expense and fees	1,437,438
Investment advisory fees	152,735
Directors’ and Officer’s fees	(14,793)
Other accrued expenses	(15,918)
Professional fees	22,774
Reorganization costs	(406,404)
Transfer agent fees	(42,838)
Net cash provided by operating activities	35,639,428
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(56,342,750)
Repayments of TOB Trust Certificates	(63,194,730)
Proceeds from TOB Trust Certificates	51,497,505
Increase in bank overdraft	23,131
Amortization of deferred offering costs	29,462
Net cash used for financing activities	(67,987,382)
CASH
Net decrease in restricted and unrestricted cash	(32,347,954)
Restricted and unrestricted cash at beginning of year	32,347,954
Restricted and unrestricted cash at end of year	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$22,968,506
Fair value of investments acquired through reorganization	1,111,418,985
Net proceeds from the issuance of common shares due to reorganization	670,412,291
Net proceeds from the issuance of preferred shares due to reorganization	231,300,000
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	MUA
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

Net asset value, beginning of period	$10.74	$11.89	$11.28	$12.53	$12.42	$14.77
Net investment income(a)	0.59	0.54	0.50	0.50	0.15	0.57
Net realized and unrealized gain (loss)	0.43	(1.02)	0.72	(1.04)	0.10	(2.20)
Net increase (decrease) from investment operations	1.02	(0.48)	1.22	(0.54)	0.25	(1.63)
Distributions to Common Shareholders(b)
From net investment income	(0.64)	(0.51)	(0.53)	(0.50)	(0.14)	(0.58)
From net realized gain	—	—	—	(0.18)	—	(0.14)
Return of capital	(0.03)	(0.16)	(0.08)	(0.03)	—	—
Total distributions to Common Shareholders	(0.67)	(0.67)	(0.61)	(0.71)	(0.14)	(0.72)
Net asset value, end of period	$11.09	$10.74	$11.89	$11.28	$12.53	$12.42
Market price, end of period	$10.10	$10.36	$11.52	$10.24	$12.55	$11.90
Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.83%	(4.09)%	11.58%	(3.85)%	2.00%(d)	(11.63)%
Based on market price	3.70%	(4.52)%	19.09%	(12.86)%	6.63%(d)	(18.05)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.59%(f)	2.69%(g)	2.77%	2.58%	1.67%(h)(i)	0.98%
Total expenses after fees waived and/or reimbursed	2.59%(f)	2.59%(g)	2.74%	2.57%	1.67%(h)(i)	0.98%
Total expenses after fees waived and/or reimbursed and excluding interest expense, reorganization cost and/or portfolio investment fees(j)(k)	1.24%	1.23%	0.97%	0.89%	0.88%(h)(i)	0.77%
Net investment income to Common Shareholders	5.24%	4.70%	4.41%	4.33%	4.75%(i)	3.90%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$558,486	$413,384	$456,983	$436,199	$481,717	$475,526
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,000	$175,000	$175,000	$175,000	$175,000	$175,000
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$302,539	$313,578 (l)	$354,586 (l)	$334,645	$321,536	$371,729 (m)
TOB Trust Certificates, end of period (000)	$24,742	$18,552	$4,500	$10,897	$42,444	$41,712
Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$33,715	$32,712	$141,427	$57,083	$16,471	N/A
Portfolio turnover rate	17%	33%	18%	21%	5%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Includes non-recurring expenses of reorganization costs, offering costs and portfolio investment fees. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.51% and 2.51%, respectively.

(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.55% and 2.45%, respectively.
(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.69%, 1.69% and
0.90%, respectively.

(i)	Annualized.
(j)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

Expense ratios	0.89%	0.90%	0.86%	0.88%	0.88%	0.77%

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(n)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTT
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Net asset value, beginning of year	$24.23	$23.88	$23.55	$24.27	$27.32
Net investment income(a)	0.70	0.62	0.55	0.60	0.93
Net realized and unrealized gain (loss)	0.06	0.29	0.36	(0.62)	(3.23)
Net increase (decrease) from investment operations	0.76	0.91	0.91	(0.02)	(2.30)
Distributions to Common Shareholders from net investment income(b)	(0.56)	(0.56)	(0.58)	(0.70)	(0.75)
Net asset value, end of year	$24.43	$24.23	$23.88	$23.55	$24.27
Market price, end of year	$22.40	$22.16	$21.12	$21.00	$23.65
Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.32%	4.13%	4.27%	0.29%	(8.41)%
Based on market price	3.58%	7.68%	3.42%	(8.22)%	(7.17)%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	2.47%	2.69%	2.97%	2.52%	1.17%
Total expenses after fees waived and/or reimbursed	2.47%	2.69%	2.96%	2.52%	1.17%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and amortization of offering costs(e)	1.05%	1.04%	0.65%	0.64%	0.65%
Net investment income to Common Shareholders	2.85%	2.58%	2.33%	2.54%	3.64%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,554,615	$1,549,048	$1,566,645	$1,660,240	$1,711,088
RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$—	$—	$—	$750,000	$750,000
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$—	$—	$—	$15,128,727 (f)	$13,753,263 (f)
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$750,000	$750,000	$750,000	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$286,535 (g)	$285,868 (g)	$291,155 (g)	$—	$—
TOB Trust Certificates, end of year (000)	$83,415	$83,415	$69,570	$69,570	$227,400
Asset coverage per $1,000 of TOB Trust Certificates, end of year(h)	$28,621	$28,561	$34,297	$35,641	$11,822
Portfolio turnover rate	24%	22%	10%	13%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)
Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(g)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(h)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MHD
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

Net asset value, beginning of period	$12.10	$13.61	$13.62	$14.35	$14.27	$17.30
Net investment income(a)	0.63	0.55	0.48	0.48	0.16	0.72
Net realized and unrealized gain (loss)	0.47	(1.36)	0.07	(0.69)	0.10	(3.02)
Net increase (decrease) from investment operations	1.10	(0.81)	0.55	(0.21)	0.26	(2.30)
Distributions to Common Shareholders(b)
From net investment income	(0.71)	(0.49)	(0.53)	(0.50)	(0.18)	(0.73)
From net realized gain	—	—	—	—	—	(0.00)(c)
Return of capital	—	(0.21)	(0.03)	(0.02)	—	—
Total distributions to Common Shareholders	(0.71)	(0.70)	(0.56)	(0.52)	(0.18)	(0.73)
Net asset value, end of period	$12.49	$12.10	$13.61	$13.62	$14.35	$14.27
Market price, end of period	$11.47	$11.12	$12.04	$11.84	$13.32	$12.87
Total Return Applicable to Common Shareholders(d)
Based on net asset value	9.71%	(5.72)%	4.86%(e)	(0.82)%	1.93%(f)	(13.64)%
Based on market price	9.63%	(2.05)%	6.71%	(7.12)%	4.91%(f)	(17.48)%
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.31%	3.16%(h)	3.14%	3.25%	2.19%(i)	1.52%
Total expenses after fees waived and/or reimbursed	3.30%	3.08%(h)	3.07%	3.24%	2.18%(i)	1.50%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(j)	0.97%	0.86%	0.81%	0.94%	0.96%(i)	0.93%
Net investment income to Common Shareholders	4.93%	4.19%	3.62%	3.55%	4.44%(i)	4.30%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$2,182,763	$631,042	$709,641	$719,018	$765,773	$761,147
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$717,800	$214,000	$214,000	$347,800	$347,800	$347,800
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$239,012 (k)	$244,649 (k)	$324,228 (k)	$291,952 (k)	$249,559 (k)	$318,846 (l)
TOB Trust Certificates, end of period (000)	$852,393	$222,259	$102,482	$26,783	$164,222	$176,042
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$4,403	$4,802	$10,013	$40,832	$7,781	N/A
Portfolio turnover rate	16%	45%	54%	38%	4%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.12% and 3.04%, respectively.
(i)	Annualized.
(j)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MQY
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

Net asset value, beginning of period	$11.76	$13.20	$13.22	$13.89	$13.74	$16.57
Net investment income(a)	0.60	0.53	0.50	0.54	0.16	0.72
Net realized and unrealized gain (loss)	0.40	(1.27)	0.12	(0.64)	0.17	(2.79)
Net increase (decrease) from investment operations	1.00	(0.74)	0.62	(0.10)	0.33	(2.07)
Distributions to Common Shareholders(b)
From net investment income	(0.70)	(0.48)	(0.56)	(0.51)	(0.18)	(0.76)
Return of capital	(0.00)(c)	(0.22)	(0.08)	(0.06)	—	—
Total distributions to Common Shareholders	(0.70)	(0.70)	(0.64)	(0.57)	(0.18)	(0.76)
Net asset value, end of period	$12.06	$11.76	$13.20	$13.22	$13.89	$13.74
Market price, end of period	$11.20	$10.96	$12.39	$11.86	$13.12	$12.80
Total Return Applicable to Common Shareholders(d)
Based on net asset value	8.97%	(5.56)%	5.38%(e)	(0.11)%	2.44%(f)	(12.93)%
Based on market price	8.58%	(6.23)%	10.25%	(5.12)%	3.86%(f)	(15.58)%
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.28%(h)	3.23%(i)	3.20%	2.85%	1.90%(j)(k)	1.33%
Total expenses after fees waived and/or reimbursed	3.27%(h)	3.20%(i)	3.17%	2.85%	1.90%(j)(k)	1.33%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(l)(m)	1.32%	1.27%	0.88%	0.86%	0.89%(j)(k)	0.85%
Net investment income to Common Shareholders	4.91%	4.20%	3.90%	4.11%	4.84%(k)	4.45%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,814,142	$844,461	$948,409	$960,317	$1,017,461	$1,006,613
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$848,100	$450,300	$450,300	$450,300	$450,300	$450,300
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$236,918 (n)	$243,980 (n)	$284,531 (n)	$289,952 (n)	$253,932 (n)	$323,543 (o)
TOB Trust Certificates, end of period (000)	$476,886	$136,212	$63,655	$55,257	$210,679	$230,928
Asset coverage per $1,000 of TOB Trust Certificates, end of period(p)	$6,581	$10,499	$22,959	$26,527	$7,966	N/A
Portfolio turnover rate	18%	49%	39%	37%	8%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is less than $0.005 per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.27% and 3.26%, respectively.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.17% and 3.15%, respectively.
(j)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.92%, 1.92% and 0.92%, respectively.

(k)	Annualized.
(l)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(m)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

Expense ratios	0.91%	0.84%	0.82%	0.86%	0.89%	0.85%

(n)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(o)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(p)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYI
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Net asset value, beginning of year	$11.25	$12.52	$12.51	$13.04	$15.64
Net investment income(a)	0.58	0.51	0.46	0.47	0.60
Net realized and unrealized gain (loss)	0.41	(1.11)	0.16	(0.49)	(2.58)
Net increase (decrease) from investment operations	0.99	(0.60)	0.62	(0.02)	(1.98)
Distributions to Common Shareholders(b)
From net investment income	(0.66)	(0.46)	(0.52)	(0.51)	(0.62)
Return of capital	(0.01)	(0.21)	(0.09)	(0.00)(c)	—
Total distributions to Common Shareholders	(0.67)	(0.67)	(0.61)	(0.51)	(0.62)
Net asset value, end of year	$11.57	$11.25	$12.52	$12.51	$13.04
Market price, end of year	$10.66	$10.38	$11.37	$11.13	$12.24
Total Return Applicable to Common Shareholders(d)
Based on net asset value	9.28%	(4.60)%	5.73%	0.48%	(12.66)%
Based on market price	9.12%	(3.07)%	7.92%	(4.76)%	(15.20)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.21%(f)	3.28%(g)	3.48%	3.15%	1.55%
Total expenses after fees waived and/or reimbursed	3.21%(f)	3.23%(g)	3.43%	3.15%	1.55%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)(i)	0.91%	0.84%	0.83%	0.89%	1.14%
Net investment income to Common Shareholders	4.89%	4.23%	3.75%	3.80%	4.18%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,414,525	$748,015	$832,094	$844,604	$888,808
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$587,700	$356,400	$356,400	$356,400	$356,400
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year(j)	$242,657	$243,115	$269,274	$260,885	$248,593
TOB Trust Certificates, end of year (000)	$403,859	$166,265	$135,165	$168,574	$241,747
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$5,957	$7,641	$9,791	$8,123	$6,150
Portfolio turnover rate	19%	46%	24%	49%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is less than $0.005 per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.19% and 3.19%, respectively.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.25% and 3.20%, respectively.
(h)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Expense ratios	0.91%	0.84%	0.83%	0.89%	0.86%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Reorganizations: The Board and shareholders of each Acquiring Fund and each Target Fund approved the respective reorganizations of the Target Funds into the Acquiring Funds.  As a result, each Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the respective Target Funds in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund. The reorganizations were as follows:
Acquiring Funds	Target Funds	Herein Referred To As
MUA(a)	BlackRock Long-Term Municipal Advantage Trust	BTA
MHD(b)	BlackRock Municipal Income Trust	BFK
	BlackRock Municipal Income Quality Trust	BYM
	BlackRock Municipal Income Trust II	BLE
	BlackRock MuniHoldings Quality Fund II, Inc.	MUE
MQY(a)	BlackRock Investment Quality Municipal Trust, Inc.	BKN
	BlackRock MuniYield Quality Fund II, Inc.	MQT
	BlackRock MuniYield Fund, Inc.	MYD
MYI(a)	BlackRock MuniVest Fund, Inc.	MVF
	BlackRock MuniVest Fund II, Inc.	MVT

(a)	The reorganizations were effective after the close of business on February 20, 2026.
(b)	The reorganizations were effective after the close of business on February 6, 2026.
Each Common Shareholder of each Target Fund received Common Shares of the respective Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on the effective date of the reorganization, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.
Each Preferred Shareholder of each Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.
Each reorganization was accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:
Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUA’s Share Class	Shares of MUA
BTA	Common	13,439,892	0.88368101	Common	11,876,542 (a)
BTA	VRDP	760	1	VRDP	760

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MHD’s Share Class	Shares of MHD
BFK	Common	43,854,836	0.84835577	Common	37,204,440 (a)
BYM	Common	25,903,340	0.93562479	Common	24,235,766 (a)
BLE	Common	47,727,056	0.88854453	Common	42,407,542 (a)
MUE	Common	21,918,068	0.85365094	Common	18,710,347 (a)
BFK	VMTP	1,541	1	VMTP	1,541
BYM	VMTP	976	1	VMTP	976
BLE	VMTP	1,741	1	VMTP	1,741
Notes to Financial Statements

Notes to Financial Statements  (continued)

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MHD’s Share Class	Shares of MHD
MUE	VMTP	780	1	VMTP	780

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MQY’s Share Class	Shares of MQY
BKN	Common	17,205,846	0.98736579	Common	16,988,422 (a)
MQT	Common	22,154,712	0.88115868	Common	19,521,769 (a)
MYD	Common	45,733,511	0.92029684	Common	42,088,303 (a)
BKN	VMTP	678	1	VRDP	678
MQT	VMTP	786	1	VRDP	786
MYD	VRDP	2,514	1	VRDP	2,514

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MYI’s Share Class	Shares of MYI
MVF	Common	55,902,307	0.63218946	Common	35,340,743 (a)
MVT	Common	20,861,423	0.98198836	Common	20,485,613 (a)
MVF	VMTP	1,536	1	VRDP	1,536
MVT	VMTP	777	1	VRDP	777

(a)	Net of fractional shares redeemed.
Each Target Fund’s net assets and composition of net assets on the effective date of the reorganizations were as follows:
Target Funds	Net assets applicable to Common Shareholders	Paid-in-capital	Accumulated gain (loss)
BTA	$ 134,930,157	$ 151,924,069	$ (16,993,912)
BFK	477,777,047	564,525,641	(86,748,594)
BYM	311,233,734	346,889,431	(35,655,697)
BLE	544,593,969	635,404,916	(90,810,947)
MUE	240,276,160	276,484,749	(36,208,589)
BKN	213,125,137	232,434,195	(19,309,058)
MQT	244,908,022	268,116,564	(23,208,542)
MYD	528,012,723	595,602,549	(67,589,826)
MVF	424,402,547	497,401,354	(72,998,807)
MVT	246,009,744	277,118,363	(31,108,619)
For financial reporting purposes, assets received and shares issued by each of the Acquiring Funds were recorded at fair value. However, the cost basis of the investments received from each of the Target Funds was carried forward to align ongoing reporting of the respective Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets applicable to Common Shareholders of the Acquiring Funds before the reorganizations and the aggregate net assets applicable to Common Shareholders immediately after the reorganizations were as follows:
	Net assets applicable to Common Shareholders
Acquiring Funds	Prior to the Reorganization	After the Reorganization
MUA	$ 437,152,125	$ 572,082,282
MHD	669,596,033	2,243,476,943
MQY	901,175,515	1,887,221,397
MYI	798,195,617	1,468,607,908
Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:
Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BTA	$ 212,114,221	$ 215,105,906	$ 6,990,013	$ 76,000,000
BFK	804,687,550	783,337,883	183,974,987	154,100,000
BYM	520,345,739	504,290,128	121,843,531	97,600,000

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BLE	$ 910,852,865	$ 895,956,625	$ 210,086,628	$ 174,100,000
MUE	407,005,695	401,204,013	94,176,616	77,999,998
BKN	356,624,948	339,944,033	82,216,133	67,800,000
MQT	410,015,505	394,125,366	96,832,301	78,600,000
MYD	881,054,590	852,479,960	125,395,033	251,400,000
MVF	710,493,046	697,545,614	151,126,558	153,600,000
MVT	400,925,939	389,622,297	94,466,927	77,700,000
The purpose of these transactions was to combine multiple funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event.
Assuming the reorganizations had been completed on August 1, 2025, the beginning of the fiscal reporting period of each Acquiring Fund, the pro forma results of operations for the year ended July 31, 2026, are as follows:
Acquiring Funds	Net investment income (loss)	Net realized and change in unrealized gain/loss on investments	Net increase in net assets resulting from operations
MUA	$ 29,104,265	$ 21,831,977	$ 50,936,242
MHD	107,297,456	78,963,871	186,261,327
MQY	90,297,346	61,016,896	151,314,242
MYI	69,870,255	51,830,010	121,700,265
Because the combined investment portfolios of each Acquiring Fund have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in the respective Acquiring Fund’s Statements of Operations since the reorganization date.
Reorganization costs incurred by each Acquiring Fund in connection with the reorganizations were expensed by such Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  The Funds capitalize certain transaction costs directly associated with the acquisition or transfer of an investment. The Funds expense any portfolio investment fees associated with unconsummated transactions. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are typically treated as a Fund expense.
Cash: The Funds may maintain cash at their custodian, which at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared quarterly and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 9.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
Notes to Financial Statements

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
Recent Accounting Standard: The Funds adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Funds’ adoption of the new standard did not have a material impact on financial statement disclosures and did not affect each Fund’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price (including evaluated prices) provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Certain information made available by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund
Notes to Financial Statements

Notes to Financial Statements  (continued)

is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MQY and MYI management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUA	$ 544,183	$ 80,879	$ 26,738	$ 651,800
BTT	2,093,707	331,017	147,724	2,572,448
MHD	13,504,885	1,927,283	777,746	16,209,914
MQY	7,571,421	1,122,621	411,148	9,105,190
MYI	7,378,988	1,086,779	382,745	8,848,512
For the year ended July 31, 2026, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$ 38,538,995	$ 24,741,684	2.19% — 2.41%	$ 21,481,825	3.03%
BTT	123,774,347	83,414,981	2.20 — 2.26	83,414,981	3.08
MHD	1,328,174,745	852,392,605	2.16 — 3.00	546,649,726	2.96
MQY	730,549,709	476,885,780	2.16 — 2.41	306,536,056	2.97

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYI	$ 643,438,605	$ 403,859,326	2.16% — 3.00%	$ 297,869,891	2.97%

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2026, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2026.

5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the  Manager, the Funds’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MUA	MHD	MQY	MYI
Investment advisory fees	0.55%	0.55%	0.50%	0.50%
For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Fund’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Expense Waivers and Reimbursements:  With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2028. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2026, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
MUA	$ 6,181
BTT	31,516
MHD	28,837
MQY	34,042
MYI	16,980
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2028. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2026, there were no fees waived by the Manager pursuant to this arrangement.
With respect to each Fund, except BTT, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2026, the amount waived was $170,359 for MHD.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
6.
PURCHASES AND SALES
For the year ended July 31, 2026, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
MUA	$ 119,118,495	$ 125,012,893
BTT	576,980,518	558,451,436
MHD	378,338,805	378,774,842
MQY	431,577,990	390,482,961
MYI	337,761,548	393,534,841
7.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses, retained income and amortization methods for premiums on fixed income securities were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
MUA	$ (123,685)	$ 123,685
BTT	4,662,108	(4,662,108)
MHD	(1,294,352)	1,294,352
MQY	(1,604,046)	1,604,046
MYI	(254,828)	254,828
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/26	Year Ended 07/31/25
MUA
Tax-exempt income	$ 33,218,342	$ 23,858,081
Ordinary income	252,483	1,152,877
Return of capital	974,781	6,008,533
	$ 34,445,606	$ 31,019,491
BTT
Tax-exempt income	$ 54,969,869	$ 59,342,370
Ordinary income	71,844	35,160
	$ 55,041,713	$ 59,377,530
MHD
Tax-exempt income	$ 89,915,675	$ 34,508,923
Ordinary income	99,312	21,617
Return of capital	—	10,823,259
	$ 90,014,987	$ 45,353,799
MQY
Tax-exempt income	$ 88,664,430	$ 48,097,410
Ordinary income	129,692	94,736
Return of capital	222,139	15,580,140
	$ 89,016,261	$ 63,772,286

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Year Ended 07/31/26	Year Ended 07/31/25
MYI
Tax-exempt income	$ 74,333,462	$ 43,973,992
Ordinary income	439,057	66,042
Return of capital	543,916	13,861,731
	$ 75,316,435	$ 57,901,765
As of July 31, 2026, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MUA	$ —	$ —	$ (63,980,679)	$ (33,603,811)	$ (97,584,490)
BTT	17,837,368	275,309	(5,241,472)	(12,601,841)	269,364
MHD	—	—	(442,422,241)	22,686,959	(419,735,282)
MQY	—	—	(315,970,267)	32,315,409	(283,654,858)
MYI	—	—	(228,846,707)	22,549,416	(206,297,291)

(a)	Subject to limitations, amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to trustees.

During the year ended July 31, 2026, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
Fund Name	Utilized
BTT	$ 543,914
As of July 31, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUA	$ 834,916,783	$ 22,506,615	$ (53,287,647)	$ (30,781,032)
BTT	2,297,181,690	13,298,028	(25,899,869)	(12,601,841)
MHD	2,840,168,838	73,643,212	(45,353,167)	28,290,045
MQY	2,596,201,507	81,350,883	(39,312,291)	42,038,592
MYI	1,951,307,198	58,229,875	(28,331,204)	29,898,671
8.
PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
Notes to Financial Statements

Notes to Financial Statements  (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
9.
CAPITAL SHARE TRANSACTIONS
Each Fund, except for BTT, is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BTT is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BTT, which is $0.001. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for BTT, which is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
As of the close of business on July 17, 2026, MUA announced the terms of a transferrable rights offering to its Common Shareholders of record as of July 28, 2026, entitling the holders of those rights to subscribe for shares of MUA’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every three rights held (1-for-3). Refer to the Subsequent Events note for results of the Offer.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Fund Name	07/31/26	07/31/25
MUA	—	32,344
MUA, MHD, MQY and MYI have adopted a discount management program (the "Program"), which consists of one measurement period beginning on January 1, 2026 and ending on September 30, 2026. Under the Program, each Fund intends to offer to repurchase a portion of its common shares via tender offer if the Fund’s common shares trade at an average daily discount to NAV of more than 10% during the 9-month measurement period. If the discount trigger is met and a tender offer is conducted, there is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in such tender offer and there can be no assurance as to the effect that the Program will have on the market for a Fund’s shares or the discount at which a Fund’s shares may trade relative to its NAV.
MUA filed a registration statement with the SEC seeking the ability to issue additional Common Shares through a Shelf Offering, which was declared effective on July 17, 2026. MUA may not sell any Common Shares in the Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information - Shelf Offering Program for additional information. Initial costs incurred by MUA in connection with its Shelf Offering are recorded as "Deferred offering costs" in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
BTT participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2025. Under the Repurchase Program, BTT could repurchase up to 5% of its outstanding common shares, based on common shares outstanding on March 31, 2025, subject to certain conditions. On November 14, 2025, the Board reauthorized BTT’s Repurchase Program. BTT may repurchase up to 5% of its outstanding common shares (based on common shares outstanding on November 30, 2025) through November 30, 2026. The Repurchase Program has an accretive effect as shares are purchased at a discount to BTT’s NAV.
The total cost of the shares repurchased is reflected in BTT’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:
	BTT
	Shares	Amounts
Year Ended July 31, 2026	306,341	$ 6,859,931
Year Ended July 31, 2025	1,680,200	35,713,944
For the year ended July 31, 2026, Common Shares of MUA issued and outstanding increased by 11,876,577 as a result of the reorganization of BTA with and into MUA.
For the year ended July 31, 2026, Common Shares of MUA issued and outstanding decreased by 35 as a result of a redemption of fractional shares from the reorganization of BTA with and into MUA.
For the year ended July 31, 2026, Common Shares of MHD issued and outstanding increased by 122,558,304 as a result of the reorganization of BFK, BYM, BLE and MUE with and into MHD.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For the year ended July 31, 2026, Common Shares of MHD issued and outstanding decreased by 209 as a result of a redemption of fractional shares from the reorganization of BFK, BYM, BLE and MUE with and into MHD.
For the year ended July 31, 2026, Common Shares of MQY issued and outstanding increased by 78,598,686 as a result of the reorganization of BKN, MQT and MYD with and into MQY.
For the year ended July 31, 2026, Common Shares of MQY issued and outstanding decreased by 192 as a result of a redemption of fractional shares from the reorganization of BKN, MQT and MYD with and into MQY.
For the year ended July 31, 2026, Common Shares of MYI issued and outstanding increased by 55,826,524 as a result of the reorganization of MVF and MVT with and into MYI.
For the year ended July 31, 2026, Common Shares of MYI issued and outstanding decreased by 168 as a result of a redemption of fractional shares from the reorganization of MVF and MVT with and into MYI.
For the year ended July 31, 2025, shares issued and outstanding remained constant for MHD, MQY and MYI.
Preferred Shares
The Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a  Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
Each Fund except MHD (for purposes of this section, each a “VRDP Fund”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUA	12/15/21	1,750	$ 175,000,000	12/15/51
	02/23/26	760	76,000,000	12/15/51
BTT	07/31/24	7,500	750,000,000	12/31/30
MQY	04/19/21	2,251	225,100,000	10/01/41
	06/05/24	2,252	225,200,000	06/01/54
	02/23/26	3,978	397,800,000	02/01/56
MYI	05/19/11	3,564	356,400,000	06/01/41
	02/23/26	2,313	231,300,000	06/01/41
Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
	MUA	BTT	MQY	MYI
Expiration date	04/27/27	07/28/27	06/02/27	07/04/27
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), the Fund may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Fund Name	Series	Moody’s Investors Service, Inc. Long-Term Ratings	Moody’s Investors Service, Inc. Short-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	S&P Global Long-Term Ratings	S&P Global Short-Term Ratings
MUA	W-7	Aa2	P-1	N/A	N/A	A-1
BTT	W-7	Aa1	P-1	N/A	AAA	A-1
MQY	W-7	Aa1	P-1	AA	N/A	A-1
	W-7A	Aa1	P-1	AA	N/A	A-1
	W-7B	Aa1	P-1	N/A	N/A	A-1
MYI	W-7	Aa1	N/A	AA	N/A	N/A
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Special Rate Period:   A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced a special rate period:
Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/26
MYI	06/22/22	06/16/27
Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended July 31, 2026, the annualized dividend rate for the VRDP Shares were as follows:
	MUA	BTT	MQY	MYI
Dividend rates	2.65%	2.61%	2.60%	3.40%
During the year ended July 31, 2026, issued and outstanding VRDP Shares increased by 760 for MUA, 3,978 for MQY and 2,313 for MYI due to the Fund reorganizations.
For the year ended July 31, 2026, VRDP Shares issued and outstanding remained constant for BTT.
VMTP Shares
MHD has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and MHD may also
Notes to Financial Statements

Notes to Financial Statements  (continued)

be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MHD	12/20/23	2,140	$ 214,000,000	04/01/27	Aa1	AA
	02/09/26	5,038	503,800,000	04/01/27	Aa1	AA
Redemption Terms: MHD is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended.  There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MHD is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MHD is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of MHD. With respect to MHD, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MHD redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a step-up spread if MHD fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.
For the year ended July 31, 2026, the average annualized dividend rates for the VMTP Shares were as follows:
MHD
Dividend rates	3.61%
During the year ended July 31, 2026, issued and outstanding VMTP Shares for MHD increased by 5,038 due to the Fund reorganization.
Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP and VMTP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
MUA	$ 5,523,332	$ 5,470
BTT	19,567,192	166,869
MHD	16,324,841	—
MQY	16,226,502	97,739
MYI	15,557,432	29,462
10.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUA	06/05/26	07/15/26	08/03/26	$ 0.055500

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
	06/05/26	08/14/26	09/01/26	$ 0.055500
	06/05/26	09/15/26	10/01/26	0.055500
	09/10/26	10/15/26	11/02/26	0.055500
	09/10/26	11/13/26	12/01/26	0.055500
	09/10/26	12/11/26	12/22/26	0.055500
BTT	06/05/26	07/15/26	08/03/26	0.046400
	06/05/26	08/14/26	09/01/26	0.046400
	06/05/26	09/15/26	10/01/26	0.046400
	09/10/26	10/15/26	11/02/26	0.046400
	09/10/26	11/13/26	12/01/26	0.046400
	09/10/26	12/11/26	12/22/26	0.046400
MHD	06/05/26	07/15/26	08/03/26	0.059500
	06/05/26	08/14/26	09/01/26	0.059500
	06/05/26	09/15/26	10/01/26	0.059500
	09/10/26	10/15/26	11/02/26	0.059500
	09/10/26	11/13/26	12/01/26	0.059500
	09/10/26	12/11/26	12/22/26	0.059500
MQY	06/05/26	07/15/26	08/03/26	0.058000
	06/05/26	08/14/26	09/01/26	0.058000
	06/05/26	09/15/26	10/01/26	0.058000
	09/10/26	10/15/26	11/02/26	0.058000
	09/10/26	11/13/26	12/01/26	0.058000
	09/10/26	12/11/26	12/22/26	0.058000
MYI	06/05/26	07/15/26	08/03/26	0.055500
	06/05/26	08/14/26	09/01/26	0.055500
	06/05/26	09/15/26	10/01/26	0.055500
	09/10/26	10/15/26	11/02/26	0.055500
	09/10/26	11/13/26	12/01/26	0.055500
	09/10/26	12/11/26	12/22/26	0.055500
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)(b)
Fund Name	Shares	Series	Declared
MUA	VRDP	W-7	$ 468,235
BTT	VRDP	W-7	1,387,192
MHD	VMTP	W-7	2,052,121
MQY	VRDP	W-7	419,919
	VRDP	W-7A	416,527
	VRDP	W-7B	742,088
MYI	VRDP	W-7	1,465,225

(a)	Dividends declared for period August 1, 2026 to August 31, 2026.
(b)	Series W-7B Shares were issued on February 23, 2026 in connection with the reorganizations.
MUA’s rights offering expired on August 20, 2026. MUA received from the Offer gross proceeds of $166,338,755 for the issuance of 16,784,940 Common Shares. The rights offering resulted in $(0.91) or (6.29)% NAV dilution since the Common Shares were issued below MUA’s NAV. MUA received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock MuniAssets Fund, Inc., BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc.  (the “Funds”), including the schedules of investments, as of July 31, 2026, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2026, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock MuniAssets Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniYield Quality Fund, Inc.	For each of the four years in the period ended July 31, 2026, for the period from May 1, 2022 through July 31, 2022, and for the year ended April 30, 2022.
BlackRock Municipal 2030 Target Term Trust, BlackRock MuniYield Quality Fund III, Inc.	For each of the five years in the period ended July 31, 2026.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 22, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.

2026 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2026:
Fund Name	Exempt-Interest Dividends
MUA	$ 30,423,650
BTT	64,756,589
MHD	84,689,120
MQY	79,939,368
MYI	67,546,167
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2026:
Fund Name	Interest Dividends
MUA	$ 252,709
BTT	346,800
MHD	99,312
MQY	129,685
MYI	439,057
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2026:
Fund Name	Interest- Related Dividends
MUA	$ 252,483
BTT	346,800
MHD	99,312
MQY	129,685
MYI	439,057
Important Tax Information

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”), of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock Municipal 2030 Target Term Trust (“BTT”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”) (collectively, the “Funds” and each, a “Fund”) met on May 7, 2026 (the “May Meeting”) and June 4-5, 2026 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings during the year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also provided additional information to the Board in response to specific questions and requests from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any material outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for applicable services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s development and application of applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; (o) each Fund’s market discount/premium compared to peer funds; and (p) distributions.
Prior to and in preparation for the May Meeting, the Board prepared and submitted questions, requested specific materials, and received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees, as applicable; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made or benefits that inure to BlackRock or its affiliates, including relating to, as applicable, securities lending and cash management activities of a Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2026 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. Throughout the year, the Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team (including the tenure of or changes in the portfolio management team); research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks, the role of BlackRock’s Risk & Quantitative Analysis Group, and BlackRock’s policies and procedures for third-party vendor oversight. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with MUA’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and net asset value; and services related to the valuation and pricing of the Fund’s portfolio holdings; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2025, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered MUA’s performance relative to MUA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUA, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BTT’s performance relative to BTT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTT generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTT, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MHD’s performance relative to MHD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHD generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHD, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MHD’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MQY’s performance relative to MQY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQY generally performed near expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MYI’s performance relative to MYI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYI, and that BlackRock has explained its rationale for this belief to the Board.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Costs of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2025 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability information for other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUA’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUA’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MHD’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MHD’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MQY’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MQY’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MYI’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYI’s gross monthly income attributable to investments from the proceeds of the preferred shares.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

2026 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although MUA may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of MUA’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also noted the revenue received by BlackRock and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BlackRock and/or its affiliates. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Throughout the year, the Board also received information and reporting, as applicable, regarding BlackRock’s soft dollar, brokerage, and trade execution practices.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2027. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreements

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Effective September 9, 2026, BlackRock MuniAssets Fund, Inc (MUA) amended its policy to invest at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes to include derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.  Previously, the Fund included a separate sentence stating that such derivatives may be counted towards its 80% policy.
Effective September 9, 2026, BlackRock Municipal 2030 Target Term Trust (BTT) amended its policy to invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) to include derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.  Previously, the Fund included a separate sentence stating that such derivatives may be counted towards its 80% policy.
Effective September 9, 2026, BlackRock MuniHoldings Fund, Inc. (MHD) amended its policy to invest at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) to include derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.  Previously, the Fund included a separate sentence stating that such derivatives may be counted towards its 80% policy.
Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock MuniAssets Fund, Inc. (MUA)
The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”); and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For the purposes of the foregoing 80% policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s Investor Service Inc. (“Moody’s”)) or BBB (S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) or lower. These are fundamental policies of the Fund and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Variable Rate Demand Preferred Shares (the “VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.
The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. The Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.
Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.
The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Manager will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.
Leverage: The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniYield Quality Fund, Inc. (MQY)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
“Investment grade” securities are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by BlackRock Advisors, LLC (the “Manager”). The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities.
Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniYield Quality Fund III, Inc. (MYI)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may leverage its portfolio by entering into one or more credit facilities.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock Municipal 2030 Target Term Trust (BTT)
The Fund’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Fund’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Fund’s investment program will be successful.
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances); and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For the purposes of the foregoing policy, “Managed Assets” are the Fund’s net assets plus the amount of borrowings for investment purposes.
Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities means that such securities are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The Fund may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to the federal alternative minimum tax. The percentage of the Fund’s Managed Assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Fund will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Fund’s ability to return to investors $25.00 per common share outstanding upon the Fund’s termination. Such retained net investment income will generally serve to increase the net asset value of the Fund. However, if the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Fund may return less than $25.00 for each common share outstanding at the end of the Fund’s term. In addition, the leverage used by the Fund may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that they will be able to manage the Fund’s assets so that the Fund will not realize capital losses which are not offset by capital gains over the life of the Fund on the disposition of its other

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

assets and retained net investment income. Although neither the Manager nor the Fund can guarantee these results, their achievement should enable the Fund, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Fund will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.
The Fund intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. As a result, over time the maturity of the Fund’s portfolio is expected to shorten in relation to the remaining term of the Fund.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. The Fund ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Fund may realize taxable capital gains.
During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of the dividends would be subject to regular federal income tax.
The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniHoldings Fund, Inc. (MHD)
The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in municipal bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred stock.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Limited Term Risk (BTT): The Fund will terminate on or about December 31, 2030 in accordance with the terms of its Declaration of Trust, unless the Fund’s Board of Trustees and shareholders approve an amendment to the Fund’s Declaration of Trust to extend the Fund’s termination date. The Fund seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease. In addition, the Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to pay dividends on the VRDP Shares.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk (MYI): Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable Rate Demand Obligations Risk (MQY and MYI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
Defensive Investing Risk (MQY): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Repurchase Agreements and Purchase and Sale Contracts Risk (MUA): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk (MYI): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (MYI): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Economic Sector and Geographic Risk (BTT): The Fund, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Fund may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Investment Companies and ETFs Risk (BTT): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk  — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk  — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk  — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Indexed and Inverse Securities Risk (MQY and MYI): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Dollar Rolls Risk (BTT): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could dispose of such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to dispose of other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. An investor could lose money over short periods due to fluctuation in the Fund’s net asset value in response to short-term market movements and over longer periods during market downturns. Securities or other investments held by the Fund may underperform the markets, the relevant indices or benchmarks, or the securities selected by other funds with similar investment objectives and investment strategies, or may otherwise fail to perform as intended. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class.  The success of a Fund’s activities could be affected by interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and trade barriers, supply chain disruptions, economic sanctions, currency exchange controls, and local, regional or global events such as war, acts of terrorism, natural and environmental disasters, the spread of infectious illness or other public health issues, recessions, or other events.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2026 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)

The following information is presented for MUA, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N-2.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in MUA’s common shares.
MUA
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.01%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.81%
Other expenses(e)	1.78
Miscellaneous(e)	0.52
Interest expense(f)	1.26
Total annual expenses(e)	2.59
Fee waivers(d)	—(g)
Fund operating expenses after fee waivers	2.59
(a)
 If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.
(b)
 Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by MUA. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)
 MUA currently pays the Manager a monthly fee in arrears at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets. For purposes of calculating these fees,
“net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining MUA’s NAV.
(d)
 MUA and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of MUA’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2028. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees MUA pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2028. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Manager and MUA (including by a majority of MUA’s Directors who are not “interested persons” (as defined in the Investment Company Act) of MUA (the “Independent Directors”)). The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by MUA (upon the vote of a majority of the Directors or a majority of the outstanding voting securities of MUA), upon 90 days’ written notice by MUA to the Manager.
(e)
 Other expenses are based on estimated amounts for the current fiscal period.
(f)
 Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 33% of managed assets, which is the total assets of MUA, including any assets attributable to VRDP Shares and TOB Trusts, if any, minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares), at an annual cost of leverage to MUA of 2.27%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of MUA for accounting purposes.

MUA uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VRDP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by MUA when it invests the proceeds from the leverage. In order to help a shareholder to better understand the costs associated with MUA’s leverage strategy, the total annual fund operating expenses after fee waivers (excluding interest expense, offering, reorganization cost and/or portfolio investment fees) are 1.24%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of MUA for accounting purposes.
(g)
 Rounds to less than 0.01%.
The following example illustrates MUA’s expenses (including the sales load of $10.00 and offering costs of $0.13) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.59% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 36	$ 90	$ 146	$ 300
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. MUA’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update (unaudited)(continued)

Share Price Data
The following table summarizes MUA’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2026	$ 11.04	$ 10.10	$ 11.47	$ 11.09	(3.75)%	(8.93)%	9,699,822
April 30, 2026	11.23	10.23	11.26	10.96	(0.27)	(6.66)	6,275,293
January 31, 2026	11.07	10.46	11.29	11.29	(1.95)	(7.35)	7,503,742
October 31, 2025	11.79	10.34	11.33	10.85	4.06	(4.70)	6,841,579
July 31, 2025	10.53	10.13	11.04	10.68	(4.62)	(5.15)	6,410,863
April 30, 2025	11.28	9.83	11.75	10.90	(4.00)	(9.82)	9,107,679
January 31, 2025	12.47	10.73	11.81	11.37	5.59	(5.63)	6,032,797
October 31, 2024	12.66	11.42	11.91	11.65	6.30	(1.97)	6,128,229
As of July 31, 2026, MUA’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.10, $11.09, and (8.93)%, respectively.
Common shares of MUA have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.
Senior Securities
The following table sets forth information regarding MUA’s outstanding senior securities as of the end of each of MUA’s last ten fiscal years, as applicable.  MUA’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.
Fiscal Year Ended*	Total Amount Outstanding (000)	Asset Coverage	Liquidation Preference(a)	Average Market Value (000)	Type of Senior Security
July 31, 2026	$ 24,742	$ 33,715 (b)	$ N/A	$ 21,482 (c)	TOBs
July 31, 2026	251,000	302,539 (d)	100,000	N/A	VRDP Shares
July 31, 2025	18,552	32,712 (b)	N/A	12,721 (c)	TOBs
July 31, 2025	175,000	313,578 (d)	100,000	N/A	VRDP Shares
July 31, 2024	4,500	141,427 (b)	N/A	5,208 (c)	TOBs
July 31, 2024	175,000	354,586 (d)	100,000	N/A	VRDP Shares
July 31, 2023	10,897	57,083 (b)	N/A	24,055 (c)	TOBs
July 31, 2023	175,000	334,645 (d)	100,000	N/A	VRDP Shares
July 31, 2022	42,444	16,471 (b)	N/A	37,166 (c)	TOBs
July 31, 2022	175,000	321,536 (d)	100,000	N/A	VRDP Shares
April 30, 2022	175,000	371,729 (e)	100,000	N/A	VRDP Shares

(a)
Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of VRDP Shares in preference to common shareholders, expressed as a dollar amount per preferred share.  VRDP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(c)	Represents weighted average daily market value of TOBs.
(d)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

(e)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

*	There were no VRDP Shares outstanding as of April 30, 2021, 2020, 2019, 2018, 2017 and 2016.

2026 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand MUA’s financial performance for the periods presented. Certain information reflects financial results for a single common share of MUA.
	MUA
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21	04/30/20	04/30/19	04/30/18	04/30/17
Net asset value, beginning of year	$12.83	$14.14	$14.01	$14.07	$14.45
Net investment income(a)	0.62	0.63	0.67	0.68	0.70
Net realized and unrealized gain (loss)	1.96	(1.29)	0.12	(0.06)	(0.38)
Net increase (decrease) from investment operations	2.58	(0.66)	0.79	0.62	0.32
Distributions to Common Shareholders(b)
From net investment income	(0.64)	(0.63)	(0.66)	(0.68)	(0.70)
From net realized gain	—	(0.02)	—	—	—
Total distributions to Common Shareholders	(0.64)	(0.65)	(0.66)	(0.68)	(0.70)
Net asset value, end of year	$14.77	$12.83	$14.14	$14.01	$14.07
Market price, end of year	$15.26	$12.48	$14.98	$13.21	$14.82
Total Return Applicable to Common Shareholders(c)
Based on net asset value	20.41%	(5.03)%	5.97%	4.47%	2.23%
Based on market price	27.89%	(12.80)%	19.07%	(6.48)%	5.56%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.81%	0.98%	1.01%	0.93%	0.87%
Total expenses after fees waived and/or reimbursed	0.80%	0.98%	1.01%	0.93%	0.87%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(d)(e)	0.71%	0.69%	0.70%	0.69%	0.69%
Net investment income to Common Shareholders	4.39%	4.43%	4.77%	4.83%	4.93%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$552,373	$463,431	$509,645	$504,470	$505,306
TOB Trust Certificates, end of year (000)	$68,781	$69,232	$71,659	$71,925	$67,507
Portfolio turnover rate	19%	21%	19%	15%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21	04/30/20	04/30/19	04/30/18	04/30/17
Expense ratios	0.71%	— %	— %	— %	— %
Shareholder Update

Automatic Dividend Reinvestment Plan

Pursuant to MUA, BTT, MHD, MQY and MYI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.
After MUA, MHD, MQY and MYI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued.  However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BTT, MQY and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA and MHD that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2026 BlackRock Annual Report to Shareholders

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	50 RICs consisting of 83 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			52 RICs consisting of 85 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			52 RICs consisting of 85 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			50 RICs consisting of 83 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			50 RICs consisting of 83 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)
Board Chairman, Vestis Corporation since 2023; Interim
Executive Chairman, President and Chief Executive
Officer of Vestis Corporation from April  2025 to July 2025;
President and Chief Operating Officer, Cintas Corporation
from 2008 to 2018.
			50 RICs consisting of 83 Portfolios	Vestis Corporation (uniforms and facilities services)
Director and Officer Information

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz 1958	Director (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			52 RICs consisting of 85 Portfolios	None

Interested Directors(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Operating Committee; Co-Chair
of BlackRock’s Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock’s Strategic Partner Program and
Strategic Product Management Group from 2012 to 2019;
Member of the Board of Managers of BlackRock
Investments, LLC from 2011 to 2018; Global Head of
BlackRock’s Retail and iShares® businesses from 2012 to
2016.
			76 RICs consisting of 255 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)
Senior Managing Director of BlackRock, Inc. since 2026;
Managing Director of BlackRock, Inc. from 2009 to 2025;
Member of BlackRock’s Global Executive Committee since
2025; Head of BlackRock Global Business Operations
Services since 2009; Advisory Director of Family Resource
Network (charitable foundation) since 2009.
			78 RICs consisting of 257 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed Income Complex as follows: Cynthia
L. Egan, 2016.

(d)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2026 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2026; and from 2014- 2023)
Managing Director of BlackRock, Inc. (since 2006); Chief Compliance Officer of BlackRock Advisors, LLC (since 2014) and
BlackRock Fund Advisors (since 2006); Chief Compliance Officer of the iShares Complex (since 2026 and 2006-2023);
Chief Compliance Officer of the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since
2026 and 2014-2023).

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Effective March 9, 2026, Catherine A. Lynch resigned as a Director of the Funds.
Effective March 17, 2026, Walter O’Connor is no longer a portfolio manager of the Funds.
Effective July 31, 2026, Charles Park has succeeded Aaron Wasserman as Chief Compliance Officer.
Effective September 8, 2026, Frank Mahoney was appointed as a Director of the Funds.
Director and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 22, 2026 for shareholders of record on May 26, 2026 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class I Directors as follows:
	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUA	42,507,238	1,391,295	30,305,579	13,592,954	42,543,462	1,355,071	2,060	450
MQY	122,514,199	5,999,072	94,947,003	33,566,268	122,536,357	5,976,914	6,967	1,511
MYI	103,366,463	4,479,092	74,853,208	32,992,347	103,526,129	4,319,426	5,877	0
BTT	53,188,968	2,104,922	52,944,395	2,349,495	53,213,022	2,080,868	6,685	0
MHD	145,486,716	4,762,795	117,300,677	32,948,834	145,475,108	4,774,403	7,178	0

(a)	Voted on by holders of Preferred Shares only.
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Arthur P. Steinmetz, and Cynthia L. Egan.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds, other than MUA do not make available copies of their Statements of Additional Information because the Funds’ shares, other than MUA are not continuously offered, which means that the Statement of Additional Information of each Fund, other than MUA has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since July 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

2026 BlackRock Annual Report to Shareholders

Additional Information (continued)

Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for MUA only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Funds. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, MUA may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s  net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On July 17, 2026, MUA’s registration statement with the SEC to issue additional Common Shares through a Shelf Offering was declared effective. MUA may not sell any Common Shares in a Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about MUA, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com, when available.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036
Additional Information

Additional Information (continued)

Fund and Service Providers (continued)
Barclays Bank PLC(b)
New York, New York 10019
Royal Bank of Canada(c)
New York, NY 10281
The Toronto-Dominion Bank(c),(d)
New York, NY 10019
VRDP Remarketing Agent
BofA Securities, Inc.(a)
New York, NY 10036
Barclays Capital Inc.(b)
New York, New York 10019
RBC Capital Markets, LLC(c)
New York, NY 10281
TD Securities (USA) LLC(c),(d)
New York, NY 10019
(a) For MUA.
(b) For BTT.
(c) For MQY.
(d) For MYI.

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

2026 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AGM-CR	AGM Insured Custodial Receipt
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAB	Build America Bond
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
CR	Custodian Receipt
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	Guaranteed
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAP	Subject to Appropriations
SAW	State Aid Withholding
SONYMA	State of New York Mortgage Agency
ST	Special Tax
TA	Tax Allocation
UT	Unlimited Tax
Glossary of Terms Used in this Report

Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMYMA-07/26-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2030 Target Term Trust	$29,046	$28,900	$0	$6,500	$15,600	$15,600	$416	$388

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,277,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,277,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2030 Target Term Trust	$16,016	$22,488

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,277,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Managing Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio and Romaglino have been members of the registrant’s portfolio management team since 2012 and 2022 respectively. Messrs. Maloney and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009.
Christian Romaglino, CFA	Director of BlackRock since 2017.
Kevin Maloney, CFA	Managing Director of BlackRock since 2025, Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020.
Michael Kalinoski, CFA	Director of BlackRock since 2006.

Portfolio Manager	Biography
Kristi Manidis	Director of BlackRock, Inc. since 2016.

(a)(2) As of July 31, 2026:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	21	0	0	0	0	0
	$24.97 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	23	0	0	0	0	0
	$21.17 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	29	0	0	0	0	0
	$40.55 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	20	0	0	0	0	0
	$29.65 Billion	$0	$0	$0	$0	$0
Kristi Manidis	21	0	2	0	0	0
	$23.85 Billion	$0	$399.9 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge funds and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees from other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)  As of July 31, 2026:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2026.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred

BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($360,000 for 2026). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)  Beneficial Ownership of Securities – As of July 31, 2026.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	$1 - $10,000
Christian Romaglino, CFA	$1 - $10,000
Kevin Maloney, CFA	None
Michael Kalinoski, CFA	$1-$10,000
Kristi Manidis	$1-$10,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2030 Target Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2030 Target Term Trust

Date: September 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2030 Target Term Trust

Date: September 22, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2030 Target Term Trust

Date: September 22, 2026